UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a party other than the Registrant [   ]

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[   ] Preliminary Proxy Statement
[   ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to §240.14a -12

SUNOPTA INC.
(Name of Registrant as Specified In Its Charter)

________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SUNOPTA INC. 2233 Argentia Road Suite 401, West Tower Mississauga, ON L5N 2X7 905-821-9669

Dear Fellow Shareholder:	April 19, 2019

It is our pleasure to cordially invite you to attend in person, via the Internet or by telephone the Annual and Special Meeting of the Shareholders of SunOpta Inc., which will be held on Thursday, May 30, 2019 at our corporate offices located at 2233 Argentia Road, Suite 401, West Tower, Mississauga, Ontario, Canada at 3:00 P.M. Eastern Daylight Time.

At our Annual and Special Meeting, shareholders will vote on: the election of our directors; the appointment of our independent public registered accounting firm and auditor and authorization to fix their remuneration; the compensation of our named executive officers; a resolution to approve the Company’s Amended 2013 Stock Incentive Plan; and a resolution to reconfirm the Company’s Amended and Restated Shareholder Rights Plan, all as described in more detail in the accompanying proxy statement.

You will have the opportunity to ask questions and express your views to the senior management of SunOpta Inc. and certain members of the Board of Directors who will be in attendance.

Your vote is important to us. Whether or not you intend to attend the meeting, please read the enclosed proxy statement and submit your vote by completing and returning the enclosed proxy card, or if you are a beneficial owner of shares held in “street name,” you may vote by telephone or via the Internet.

Sincerely,

R. Dean Hollis	Joseph Ennen
Chair	Chief Executive Officer

SunOpta Inc.
2233 Argentia Road
Suite 401, West Tower
Mississauga, ON L5N 2X7
T:(905) 821-9669 F:(905) 819-7971

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 30, 2019

To the holders of the common shares (“Common Shares”) and special shares, series 1 (“Special Voting Shares”) of SunOpta Inc. (the “Company”):

Notice is hereby given that an Annual and Special Meeting of Shareholders of SunOpta Inc. (the “Meeting”) will be held on Thursday, May 30, 2019 at 3:00 P.M. Eastern Daylight Time, at the Company’s corporate offices located at 2233 Argentia Road, Suite 401, West Tower, Mississauga, ON, Canada L5N 2X7 for the following purposes, all as described in more detail in the accompanying proxy statement:

1.	to elect the directors of the Company;
2.	to appoint the Company’s independent registered public accounting firm and auditor and to authorize the Audit Committee to fix their remuneration;
3.	to consider and, if deemed advisable, approve a non-binding, advisory resolution to approve the compensation of the Company’s named executive officers;
4.	to consider and, if deemed advisable, to pass an ordinary resolution approving the Company’s Amended 2013 Stock Incentive Plan, a copy of which is attached as Exhibit A;
5.	to consider and, if deemed advisable, to pass an ordinary resolution to reconfirm the Company’s Amended and Restated Shareholder Rights Plan; and
6.	to consider and take action upon such other matters as may properly come before the Meeting or any adjournment or adjournments thereof.

You may also access the Meeting live by teleconference or over the Internet, by following the instructions provided in the accompanying Proxy Statement in the section “Questions and Answers About the Meeting and Voting - How can I vote?”

This Notice is accompanied by a Proxy Statement, a proxy card, the Annual Report of the Company on Form 10-K for the year ended December 29, 2018, which includes the Audited Consolidated Financial Statements for the year ended December 29, 2018 and related Management’s Discussion and Analysis, and an envelope to return the proxy card.

The Board of Directors has fixed the close of business on April 2, 2019 as the record date for the determination of the shareholders of the Company entitled to receive notice of and to vote at the Meeting. All such shareholders are cordially invited to attend the Meeting.

Your vote is important. Whether or not you intend to attend the Meeting, please read the enclosed Proxy Statement and submit your vote by completing and returning the enclosed proxy card or if you are a beneficial owner of shares held in “street name,” you may vote by telephone or via the Internet.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 30, 2019.

This Proxy Statement, the accompanying proxy card and our Annual Report to Shareholders for the fiscal year ended December 29, 2018 are first being made available on or about April 19, 2019 to shareholders of the Company entitled to receive notice of and vote at the Meeting as of the record date, and such materials are also available on our website at www.sunopta.com, under the “Investor Relations” link.

In order to be represented by proxy at the Meeting, you must complete and submit the enclosed Form of Proxy or another appropriate form of proxy.

SUNOPTA INC.
PROXY STATEMENT
TABLE OF CONTENTS

BASIS OF PRESENTATION

In this document, all currency amounts are expressed in United States (“U.S.”) dollars (“$”) unless otherwise stated. Amounts expressed in Canadian dollars are preceded by the symbol “Cdn $”. Amounts expressed in euros are preceded by the symbol “€”.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

What is the Notice of Internet Availability of Proxy Materials that I received instead of complete proxy materials?

The Securities and Exchange Commission (the “SEC”) rules allow companies to furnish proxy materials, including this proxy statement and our Annual Report to Shareholders, by providing access to these documents on the Internet instead of mailing printed copies of our proxy materials to shareholders. Most shareholders who reside in the United States have received a Notice of Internet Availability of Proxy Materials (the “Notice”), which provides instructions for accessing proxy materials on a website or for requesting electronic or printed copies of the proxy materials.

If you would like to receive a paper copy of the proxy materials for the Annual Meeting of Shareholders (the “Meeting”) of SunOpta Inc. (sometimes referred to as “we”, “us”, “our”, “the Company” or “SunOpta”) and for all future meetings, please follow the Notice instructions for requesting such materials. The chosen electronic delivery option lowers costs and reduces environmental impacts of printing and distributing the materials.

What is the date, time and place of the Meeting?

The Meeting will be held on Thursday, May 30, 2019 at 3:00 P.M. Eastern Daylight Time at our corporate offices located at 2233 Argentia Road, Suite 401, West Tower, Mississauga, ON L5N 2X7.

You may also access the Meeting live by teleconference or over the Internet. To access the Meeting by teleconference, dial toll free at 1-877-312-9198 or international at 1-631-291-4622. To access the Meeting over the Internet, go to the Company’s website at www.sunopta.com. You should plan to access the Company’s website at least 15 minutes prior to the Meeting time in order to register, download and install any necessary audio software.

Why am I receiving proxy materials?

We sent you the Notice or this proxy statement relating to the Meeting (this “Proxy Statement”) and the accompanying proxy card because our Board of Directors (sometimes referred to as the “Board”) is soliciting your proxy to vote at the Meeting and at any adjournment or postponement thereof. You are invited to attend the Meeting and we request that you vote on the proposals described in this Proxy Statement. However, you do not need to attend the Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or vote by telephone or Internet as described below under “How can I vote?”

What are the items of business scheduled for the Meeting?

There are five matters scheduled for a vote:

  the election of the director nominees specified in this Proxy Statement;

  the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm and auditor and authorization for the Audit Committee to fix their remuneration;

  a non-binding, advisory resolution to approve the compensation of the Company’s named executive officers (“NEOs”);

  a proposal to approve the Company’s Amended 2013 Stock Incentive Plan, a copy of which is attached as Exhibit A; and

  a proposal to reconfirm the Company’s Amended and Restated Shareholder Rights Plan.

Shareholders will also consider and take action upon such other matters as may properly come before the Meeting or any adjournment thereof. The Board is not currently aware of any other matters to be presented at the Meeting.

What is included in the proxy materials?

The proxy materials include:

  this Proxy Statement for the Meeting;

  the accompanying proxy card; and

  our Annual Report to Shareholders on Form 10-K for the year ended December 29, 2018, which includes the Audited Consolidated Financial Statements for the year ended December 29, 2018 and the related Management’s Discussion and Analysis of Financial Condition and Results of Operations. The Annual Report is not incorporated by reference into this Proxy Statement and is not deemed to be a part hereof.

What is a proxy?

It is your legal designation of another person to vote the shares you own. The other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card.

The enclosed proxy card contemplates that Robert McKeracher, Vice President and Chief Financial Officer, and Jill Barnett, General Counsel and Secretary, each be appointed to act as your proxy. However, you may choose another person to act as your proxy. If you wish to appoint as your proxy a person other than the individuals named on the proxy card to attend the Meeting and vote for you, you may do so by striking out the names on the proxy card and inserting the name of your proxy in the blank space provided in the proxy card, or you may complete another proper proxy card. Your appointed proxy need not be a shareholder of the Company. If you appoint a non-management proxyholder, please make them aware and ensure they will attend the meeting for the vote to count.

Who is soliciting my proxy?

The proxy accompanying this Proxy Statement is solicited by management and the Board of Directors of the Company. Proxies may be solicited by officers, directors and regular employees of the Company. None of the officers, directors or employees will be directly compensated for such services.

How many classes of shares are outstanding?

The Company currently has two classes of shares issued and outstanding. The Common Shares are quoted for trading on NASDAQ (STKL) and are listed for trading on the Toronto Stock Exchange (SOY). The Company also created and issued Special Voting Shares in connection with a Series A Preferred Stock (“Preferred Stock”) financing completed by our subsidiary, SunOpta Foods Inc., in October 2016.

Unless the context otherwise requires, any reference in this Proxy Statement to “shares” of the Company refers to both the Common Shares and Special Voting Shares, and any reference to “shareholders” of the Company is intended to refer to holders of either Common Shares or Special Voting Shares.

Who can vote at the Meeting?

Subject to the restriction noted below under “How many votes are needed to approve each proposal”, each holder of Common Shares and each holder of Special Voting Shares is entitled to one vote for every share owned. The holders of Common Shares and Special Voting Shares vote together as a single class.

Only shareholders of record at the close of business on April 2, 2019, or the record date, will be entitled to vote at the Meeting. On the record date, there were 87,575,447 Common Shares and 11,333,333 Special Voting Shares issued and outstanding (98,908,780 shares in aggregate), representing 88.5% and 11.5%, respectively, of the aggregate voting rights attaching to all of the Company’s outstanding shares. Except as otherwise stated, all information relating to the number of outstanding shares or other securities of the Company in this Proxy Statement is as of April 2, 2019.

In the event a shareholder of record transfers his, her or its Common Shares after the close of business on the record date, the transferee of those shares will be entitled to vote the transferred shares at the Meeting provided that he, she or it produces properly endorsed share certificates representing the transferred shares to the Company’s Secretary or transfer agent or otherwise establishes ownership of the transferred shares at least 10 days prior to the Meeting.

What is the difference between a shareholder of record and a shareholder who holds shares in street name?

Most shareholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are important distinctions between shares held of record and those owned in street name.

Shareholder of Record – Shares Registered in Your Name

If on April 2, 2019 your shares were registered directly in your name with our transfer agent, you are considered, with respect to those shares, the shareholder of record. As the shareholder of record, you have the right to grant your voting proxy directly to the individuals named on the proxy card, or to vote in person at the Meeting. Whether or not you plan to attend the Meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner – Shares Registered in the Name of Broker, Bank or Nominee

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and the proxy materials are being forwarded to you by your broker or nominee, which is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker how to vote and are also invited to attend the Meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the Meeting unless you obtain a signed proxy from the shareholder of record giving you the right to vote the shares. Your broker or nominee has provided voting instructions for you to use in directing the broker or nominee how to vote your shares. If you fail to provide sufficient instructions to your broker or nominee, that shareholder of record may be prohibited from voting your shares. See “What if I do not specify how my shares are to be voted?” and “What are ‘broker non-votes’?” below.

How can I vote?

You may vote your shares by one of the following methods:

Vote in Person. If you are the shareholder of record with respect to your shares, you may vote the shares in person at the Meeting. If you choose to vote in person at the Meeting, please bring your proxy card or personal identification. Shares held in street name may be voted in person by you only if you obtain a legal proxy from the shareholder of record giving you the right to vote your beneficially owned shares.

Vote by Telephone. To vote by telephone, call toll free 1-800-690-6903. You will be prompted to provide your 16 digit control located on the Notice or your proxy card. Please note that telephone voting should not be used if you plan to attend the Meeting and vote in person or designate a proxy to vote on your behalf at the Meeting.

Vote by Facsimile (Canadian shareholders only). You may also submit your proxy card via facsimile by sending it to 1-866-623-5305.

Vote by Internet. To vote via the Internet, go to www.proxyvote.com and follow the simple instructions. You will be required to provide your 16 digit control number located on the Notice or your form of proxy.

Vote by Mail. If you received a printed set of proxy materials, you may complete, sign, date and mail the separate proxy card or other proper form of proxy in the envelope provided with this Proxy Statement. If you vote by telephone, Internet or facsimile, please do not mail your proxy card.

If you vote by telephone, facsimile or Internet, your vote must be cast no later than the proxy cut-off of 4:00 P.M. Eastern Daylight Time on Tuesday, May 28, 2019 (or 4:00 P.M. on the day before, excluding Saturdays, Sundays and holidays, any adjournment or postponement of the Meeting). If you vote by proxy, your completed proxy card must be received by Broadridge at 51 Mercedes Way, Edgewood, New York USA 11717, prior to 4:00 P.M. Eastern Daylight Time on Tuesday, May 28, 2019 (or 4:00 P.M. on the day before, excluding Saturdays, Sundays and holidays, any adjournment or postponement of the Meeting at which the proxy is to be used). The Chair of the Meeting may waive or extend the proxy cut-off without notice at his own discretion.

If your shares are held in street name by a broker, bank or other nominee, please refer to the instructions provided by that broker, bank or nominee regarding how to vote or how to revoke your voting instructions.

If you return a signed proxy card or use the telephone or Internet to vote before the Meeting, the persons named as proxies in the proxy card will vote your Common Shares as you direct.

Even if you currently plan to attend the Meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the Meeting. Submitting your proxy via Internet, telephone or mail does not affect your right to vote in person at the Meeting.

How many votes are needed to approve each proposal?

The number of votes required to approve each of the proposals scheduled to be presented at the Meeting is as follows:

Proposal One: Election of Directors. Directors are elected by a plurality of the votes cast, meaning the nominees who receive the largest number of votes will be elected as directors, up to the maximum number of directors to be elected. However, in accordance with our Majority Voting Policy, any director who receives more “withhold” than “for” votes will be required to immediately submit his or her resignation as a director. See “Proposal One – Election of Directors – Majority Voting Policy” below.

Proposal Two: Appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm and auditors and authorization of the Audit Committee to fix their remuneration. This proposal will be approved if the votes cast in favor of the proposal constitute a majority of the total votes cast on the proposal.

Proposal Three: Advisory vote regarding the compensation of the Company’s NEOs. This proposal will be approved if the votes cast in favor of the proposal constitute a majority of the total votes cast on the proposal. Although the outcome of this vote is not binding on us, we will consider the outcome of this vote when developing our compensation policies and practices, and when making compensation decisions in the future.

Proposal Four: Approval of the Company’s Amended 2013 Stock Incentive Plan. This proposal will be approved if the votes cast in favor of the proposal constitute a majority of the total votes cast on the proposal.

Proposal Five: Reconfirmation of the Company’s Amended and Restated Shareholder Rights Plan. This proposal will be approved if the votes cast in favor of the proposal constitute a majority of the total votes cast on the proposal. Holders of Special Voting Shares or Common Shares beneficially owned by Oaktree (as described below in “Proposal Five – Reconfirmation of the Amended and Restated Shareholder Rights Plan”) or their affiliates are not entitled to vote on this proposal.

What if I do not specify how my shares are to be voted?

Shareholders of Record. If you are a shareholder of record and you submit a proxy card, but you do not provide voting instructions, your shares will be voted as follows:

FOR each of the eight nominees named in this Proxy Statement for election to the Company’s Board of Directors;

FOR the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm and auditor and authorization of the Audit Committee to fix their remuneration;

FOR the approval of the non-binding advisory resolution regarding the compensation of the Company’s NEOs;

FOR the proposal to approve the Company’s Amended 2013 Stock Incentive Plan; and

FOR the proposal to reconfirm the Company’s Amended and Restated Shareholder Rights Plan.

The Board does not expect that any additional matters will be brought before the Meeting. The persons appointed as proxies will vote in their discretion on any other matters that may properly come before the Meeting or any postponement or adjournment thereof, including any vote to postpone or adjourn the Meeting. Moreover, if for any reason any of our nominees are not available as a candidate for director, the persons named as proxies will vote for such other candidate or candidates as may be nominated by the Board.

Beneficial Owners. If you are a beneficial owner and you do not provide the broker, bank or other nominee that holds your shares with voting instructions, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Therefore, if you do not provide voting instructions to your broker, your broker may only vote your shares on Proposal Two. See “What are ‘broker non-votes’?” below.

What are “broker non-votes”?

A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have authority to vote on that particular proposal without receiving voting instructions from the beneficial owner. Under NASDAQ rules, brokers that do not receive voting instructions from the beneficial owner have the discretion to vote on certain routine matters, but do not have the discretion to vote on the election of directors to the Board, executive compensation matters or any other significant matter as determined by the SEC. We believe that Proposal Two relating to the appointment of Ernst & Young LLP as our independent registered public accounting firm is considered a matter on which brokers may vote in their discretion on behalf of clients who have not furnished voting instructions. However, under current NASDAQ rules, we believe that brokers who have not received voting instructions from their clients will not be authorized to vote in their discretion on Proposals One, Three, Four or Five. Accordingly, for beneficial owners of shares, if you do not give your broker specific instructions, your shares may not be voted on such proposals.

How are abstentions and broker non-votes counted?

Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Meeting. The shares represented by proxies marked “abstain” will not be treated as affirmative or opposing votes. Broker non-votes will not affect the outcome of the vote on any of the proposals to be voted upon at the Meeting because the outcome of each vote depends on the number of votes cast rather than the number of shares entitled to vote.

How many votes do I have?

On each matter to be voted upon, you have one vote for each Common Share you owned as of April 2, 2019.

Who counts the votes?

The Company has nominated Broadridge Financial Solutions, Inc. to count and tabulate the votes. This is done independently of the Company to preserve the confidentiality of individual shareholder votes. Proxies are referred to the Company only in cases where a shareholder clearly intends to communicate with management, the validity of the proxy is in question or where it is necessary to do so to meet the requirements of applicable law.

Is my vote confidential?

The Company’s transfer agents (identified below) preserve the confidentiality of individual shareholder votes, except where a shareholder clearly intends to communicate his or her individual position to the management of the Company or as necessary in order to comply with legal requirements.

If I need to contact the Company’s transfer agents, how do I reach them?

You can contact the transfer agent in Canada by mail at: TSX Trust Company, 100 Adelaide Street West, Suite 301, Toronto, Ontario, Canada M5H 4H1, or via telephone at (416) 361-0930. You can contact the transfer agent in the USA by mail at: American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY USA 11219, or via telephone at (718) 921-8293.

What does it mean if I receive more than one copy of the Notice or proxy card?

If you receive more than one copy of the Notice or more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card or follow the instructions on each copy of the Notice to ensure that all of your shares are voted.

How do I revoke or change my vote?

If you are a shareholder of record, you may revoke your proxy at any time before it is voted by one of the following methods:

  Voting again by telephone or by Internet prior to 4:00 P.M. Eastern Daylight Time on May 28, 2019, as set forth above under “How can I vote?”;

  Requesting, completing and mailing or delivering by facsimile a proper proxy card, as set forth above under “How can I vote?”;

  Sending written notice of revocation, signed by you (or your duly authorized attorney), to the Company at its corporate offices at 2233 Argentia Road, Suite 401, West Tower, Mississauga, ON L5N 2X7, at any time prior to the last business day preceding the date of the Meeting; or

  Attending the Meeting (or any adjournment thereof) and delivering written notice of revocation prior to any vote to the Chair of the Meeting.

If you hold your shares in street name, you may revoke your proxy by following the instructions provided by your broker, bank or other nominee.

What is the quorum requirement?

Under NASDAQ listing rules and the Company’s by-laws, the presence at the Meeting, in person or represented by proxy, of at least two shareholders holding not less than one-third (33 1/3%) of all the Company’s outstanding shares shall constitute a quorum for the purpose of transacting business at the Meeting. As of the record date, there were 87,575,447 Common Shares and 11,333,333 Special Voting Shares outstanding (98,908,780 shares in the aggregate). Therefore, holders of at least 32,969,593 of the Company’s outstanding shares must be present, in person or represented by proxy, at the Meeting in order to establish a quorum. The Company encourages all of its shareholders to participate in the Meeting.

How can I find out the results of the voting at the Meeting?

Preliminary voting results will be announced at the Meeting. We will publish final results in a Current Report on Form 8-K that we expect to file with the SEC and with applicable Canadian securities regulatory authorities within four business days of the Meeting. After the Form 8-K is filed, you may obtain a copy by visiting our website, by viewing our public filings in the U.S. at www.sec.gov or in Canada at www.sedar.com, by calling (905) 821-9669, by writing to Investor Relations, SunOpta Inc., 2233 Argentia Road, Suite 401, West Tower, Mississauga, ON L5N 2X7 or by sending an email to beth.mcgillivary@sunopta.com.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following presents information regarding beneficial ownership of our shares as of April 2, 2019 by:

  each person who we know owns beneficially more than 5% of each class of our shares;

  each of our directors and nominees;

  each of our NEOs; and

  all of our directors and executive officers as a group.

Under the regulations of the SEC, shares are generally deemed to be “beneficially owned” by a person if the person directly or indirectly has or shares voting power or investment power (including the power to dispose) over the shares, whether or not the person has any pecuniary interest in the shares, or if the person has the right to acquire voting power or investment power of the shares within 60 days, including through the exercise of any option, warrant or right. In accordance with the regulations of the SEC, in computing the number of Common Shares beneficially owned by a person and the percentage ownership of such person, we deemed to be outstanding all Common Shares subject to options or other rights held by the person that are currently exercisable or exercisable within 60 days of April 2, 2019. We did not deem such shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Based solely on our review of statements filed with the SEC pursuant to Section 13(d) and 13(g) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) the Company is not aware of any other person or group that beneficially owns more than 5% of any class of voting shares of the Company, except as noted below.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership	Percentage of Class(1)	Percentage of all Shares(1)
Oaktree Capital Group, LLC 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071	Common Special Voting	19,426,032(2)(3) 11,333,333(4)	19.64% 100%	19.64% 11.46%
Engaged Capital, LLC 610 Newport Center Drive, Suite 250, Newport Beach, CA 92660	Common	8,731,907(5)	9.97%	8.83%
Point72 Asset Management, LP 72 Cummings Point Road, Stamford, CT 06902	Common	7,514,411(6)	8.58%	7.60%
Barrow, Hanley, Mewhinney & Strauss, LLC 2200 Ross Avenue, 31st Floor, Dallas, TX 75201-2761	Common	7,269,857(7)	8.30%	7.35%
Ardsley Advisory Partners LP 262 Harbor Drive, Stamford, CT 06902	Common	5,112,430(8)	5.84%	5.17%

(1)

Percentage of Class and Percentage of all Shares is calculated based on a total of 87,575,447 Common Shares and 11,333,333 Special Voting Shares outstanding, in each case as at April 2, 2019. In computing the number of Common Shares beneficially owned by a person and the percentage ownership of such person, we deemed to be outstanding all Common Shares subject to options or other rights held by the person that are currently exercisable or exercisable within 60 days of April 2, 2019. We did not deem such shares outstanding, however, for the purpose of computing the percentage ownership of any other person. The percentages provided for Oaktree reflect an aggregate investment power and voting power of 19.64%. 11.46% of Oaktree’s voting power is provided by the Special Voting shares.

(2)	Includes 8,092,699 Common Shares beneficially owned by the Oaktree Funds (as defined below) and 11,333,333 Common Shares issuable on the exchange of Preferred Stock.

(3)

On October 7, 2016, Oaktree Organics, L.P. (“Organics”) and Oaktree Huntington Investment Fund II, L.P. (“OHIF II LP” and together with Organics, the “Oaktree Funds”) subscribed for 85,000 shares of Preferred Stock of SunOpta Foods Inc. for total consideration of $85,000,000. Concurrently, the Company issued an aggregate of 11,333,333 Special Voting Shares to the Oaktree Funds. According to a Schedule 13D/A filed on December 18, 2017 by Oaktree Capital Management, L.P. (“Oaktree”), Organics beneficially owns 6,734,134 Common Shares and 71,196 shares of Preferred Stock exchangeable into 9,492,800 Common Shares at an exercise price of $7.50 per share, and has the sole power to vote and dispose of those shares, and OHIF II LP beneficially owns 1,358,565 Common Shares and 13,804 shares of Preferred Stock exchangeable into 1,840,533 Common Shares at an exercise price of $7.50 per share, and has the sole power to vote and dispose of those shares. Also, according to the Schedule 13D/A, Oaktree Huntington Investment Fund II GP, L.P. (“OHIF II GP”), the general partner of OHIF II LP; Oaktree, the investment manager of OHIF II GP; and Oaktree Holdings, Inc. (“Holdings, Inc.”), the general partner of Oaktree, may be deemed to beneficially own the 3,199,098 Common Shares owned by OHIF II LP. Additionally, Oaktree Fund GP, LLC (“GP LLC”), the general partner of OHIF II GP; Oaktree Fund GP I, L.P. (“GP I”), the managing member of GP LLC; Oaktree Capital I, L.P. (“Capital I”), the general partner of GP I; OCM Holdings I, LLC (“Holdings I”), the general partner of Capital I; Oaktree Holdings, LLC (“Holdings”), the managing member of Holdings I; Oaktree Capital Group, LLC (“OCG”), the sole shareholder of Holdings, Inc. and management member of Holdings; and Oaktree Capital Group Holdings GP, LLC, the manager of OCG, may be deemed to beneficially own the 19,426,032 shares owned in the aggregate by the Oaktree Funds.

(4)

The Special Voting Shares entitle the Oaktree Funds to one vote per Special Voting Share on all matters submitted to a vote of the holders of Common Shares, together as a single class, subject to certain exceptions.

(5)

According to a Schedule 13D/A filed jointly by Engaged Capital, LLC (“Engaged Capital”) and Glenn W. Welling on March 7, 2019, Engaged Capital Flagship Master Fund, LP (“Engaged Capital Flagship Master”) beneficially owns 5,137,331 Common Shares, and has the sole power to vote and dispose of those shares and Engaged Capital Co-Invest IV, LP (“Engaged Capital Co-Invest IV”) beneficially owns 3,166,639 Common Shares, and has the sole power to vote and dispose of those shares. In addition, a certain managed account of Engaged Capital (the “Engaged Capital Account”) holds 427,937 Common Shares. Also, according to the Schedule 13D/A, each of Engaged Capital Flagship Fund, LP and Engaged Capital Flagship Fund, Ltd., as feeder funds of Engaged Capital Flagship Master, may be deemed to beneficially own the 5,137,331 Common Shares owned by Engaged Capital Flagship Master. Additionally, Engaged Capital, as the general partner and investment advisor of Engaged Capital Flagship Master and Engaged Capital Co-Invest IV and the investment adviser of the Engaged Capital Account, may be deemed to beneficially own the 8,731,907 Common Shares owned in the aggregate by Engaged Capital Flagship Master and Engaged Capital Co-Invest IV and held in the Engaged Capital Account. Engaged Capital Holdings, LLC (“Engaged Holdings”), as the managing member of Engaged Capital, may be deemed to beneficially own the 8,731,907 Common Shares owned in the aggregate by Engaged Capital Flagship Master and Engaged Capital Co-Invest IV and held in the Engaged Capital Account. Mr. Welling, as the Founder and Chief Investment Officer of Engaged Capital and sole member of Engaged Holdings, may be deemed to beneficially own the 8,731,907 Common Shares owned in the aggregate by Engaged Capital Flagship Master and Engaged Capital Co-Invest IV and held in the Engaged Capital Account.

(6)

According to a Schedule 13G/A filed jointly by Point72 Asset Management, LP (“Point72 Asset Management”), Point72 Capital Advisors, Inc. (“Point72 Capital Advisors”) and Steven A. Cohen on February 14, 2019, Point72 Asset Management, Point72 Capital Advisors and Mr. Cohen beneficially own 7,514,411 Common Shares and have shared voting and dispositive power over those shares.

(7)

According to a Schedule 13G filed by Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”) on February 12, 2019, Barrow Hanley beneficially owns 7,269,857 Common Shares and has sole and shared voting power over 5,061,429 and 2,208,428 Common Shares, respectively, and sole dispositive power over 7,269,857 Common Shares.

(8)

According to a Schedule 13G filed by Ardsley Advisory Partners LP (“Ardsley Advisory Partners”) on February 12, 2019, with respect to Common Shares beneficially owned by Ardsley Advisory Partners, Ardsley Advisory Partners GP LLC, Philip J. Hempleman, Ardsley Partners I GP LLC, Ardsley Partners Fund II, LP, Ardsley Partners Advanced Healthcare Fund, LP, Ardsley Partners Renewable Energy Fund, LP, Ardsley Duckdive Fund, LP and Ardsley Healthcare Fund, LP, Ardsley Advisory Partners beneficially owns 5,112,430 Common Shares and has shared voting and dispositive power over those shares.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)			Total Number of Common Shares, Vested Options and Vested RSUs	Percentage of Class(5)	Percentage of all Shares(5)
	Common Shares	Vested Options(3)	Vested RSUs(4)
Margaret Shân Atkins Director	68,236	5,322	42,202 (6)	115,760	*	*
Dr. Albert Bolles Director	77,469	5,322	11,688	94,479	*	*
Derek Briffett Director	19,102	-	11,688	30,790	*	*
Michael Detlefsen Director	88,374 (7)	20,322	43,834 (8)	152,530	*	*
Joseph Ennen, Chief Executive Officer and Director(9)	4,000	-	-	4,000	*	*
R. Dean Hollis(10) Chair of the Board	230,035	15,967	11,688	257,690	*	*
Katrina Houde Director	149,995	45,322	17,688 (11)	213,005	*	*
Brendan Springstubb(12) Director	33,754	5,322	11,688	50,764	*	*
Robert McKeracher, Vice President and Chief Financial Officer	99,445	212,215	5,544	317,204	*	*
Gerard Versteegh Senior Vice President, Global Ingredients	128,669	140,833	6,955	276,457	*	*
Chris Whitehair, Senior Vice President, Operations	9,127	-	13,385	22,512	*	*
All directors and executive officers as a group (18)	1,392,903	536,801	205,405	2,135,109	2.44%	2.16%

(1)	The address of each director and executive officer is 2233 Argentia Road, Suite 401, West Tower, Mississauga, ON L5N 2X7.

(2)

Unless otherwise indicated, the persons in this table have sole voting and dispositive power with respect to the Common Shares shown as beneficially owned by them. The information as to shares beneficially owned or over which control or direction is exercised, directly or indirectly, not being within the knowledge of the Company, has been furnished by the respective directors and executive officers individually.

(3)	The number of vested options includes options that will become exercisable within 60 days of April 2, 2019. The exercise price of vested options ranges from $3.27 to $13.86 per share.

(4)

The number of vested Restricted Stock Units (“RSUs”) includes RSUs that will vest within 60 days of April 2, 2019 as well as any RSUs that a director has deferred until his or her departure from the Board, which are specifically noted within the individual biography section.

(5)

Percentage of Class and Percentage of all Shares is calculated based on a total of 87,575,447 Common Shares and 11,333,333 Special Voting Shares outstanding, in each case as at April 2, 2019 (*indicates less than 1% of the outstanding Common Shares).

(6)	Includes 30,514 RSUs that Ms. Atkins has deferred until her departure from the Board.

(7)	Includes 2,000 Common Shares beneficially owned by Mr. Detlefsen’s spouse, in respect of which Mr. Detlefsen has no voting or dispositive power or authority.

(8)	Includes 32,146 RSUs that Mr. Detlefsen has deferred until his departure from the Board.

(9)	Mr. Ennen was appointed CEO and to the Board on April 1, 2019.

(10)

Mr. Hollis also owns 500 limited partnership units of Organics, which owns 6,734,134 Common Shares, 9,492,800 Special Voting Shares and Preferred Stock which is exchangeable for 9,492,800 Common Shares. See Note (2) under “Security Ownership of Certain Beneficial Owners and Management”. However, Mr. Hollis does not directly or indirectly exercise control or direction over the securities of the Company held by Organics.

(11)	Includes 9,474 RSUs that Ms. Houde has deferred until her departure date from the Board.

(12)	Pursuant to the terms of Mr. Springstubb’s employment arrangements with Engaged Capital, all options and RSUs were issued to Engaged Capital.

Effective February 2018, the Company adopted a formal policy to prohibit officers and directors from hedging against declines in the market value of their equity-based compensation or equity securities through the use of financial instruments. The Company is not aware of any officers or directors engaging in any hedging transactions prior to or after this policy becoming effective.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, among others, to file with the SEC an initial report of ownership of our Common Shares on Form 3 and reports of changes in ownership on Form 4 or Form 5. Persons subject to Section 16 are required by SEC regulations to furnish us with copies of all Section 16 forms that they file related to SunOpta stock transactions. Under SEC rules, certain forms of indirect ownership and ownership of our Common Shares by certain family members are covered by these reporting requirements. As a matter of practice, our administrative staff assists our directors and executive officers in preparing initial ownership reports and reporting ownership changes and typically files these reports on their behalf.

Based solely on a review of the copies of Forms 4 and 5 furnished to us, or written representations from reporting persons that all reportable transactions were reported, we believe that during the fiscal year ended December 29, 2018, all of our executive officers, directors and greater than 10% holders filed the reports required to be filed under Section 16(a) on a timely basis, except that the Form 4 filings made on July 16, 2018 for Margaret Shân Atkins, Dr. Albert Bolles, Derek Briffett, Michael Detlefsen, R. Dean Hollis, Katrina Houde, Brendan Springstubb and Gregg Tanner and the Form 4 filings made on October 19, 2018 for Susanne Schuster and George Miketa were late due to an administrative oversight. The ten late Form 4 filings reported a total of fourteen transactions.

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PROPOSAL ONE - ELECTION OF DIRECTORS

Nominees

The term of office of each director expires at the close of the next Annual Meeting of Shareholders unless he or she resigns or his or her office becomes vacant as a result of death, removal or other cause.

It is proposed that the following eight individuals be elected as directors of the Company at the Meeting. Each of the nominees named below has consented to be named herein and to serve as a director if elected. Management has no reason to believe that any of the nominees will not be a candidate or, if elected, will be unable to serve as a director. There are no family relationships among the Company’s directors, executive officers or persons nominated or chosen to become directors.

Board of Director Nominees in Alphabetical Order:

Margaret Shân Atkins
Dr. Albert Bolles
Derek Briffett
Michael Detlefsen
Joseph Ennen
R. Dean Hollis
Katrina Houde
Brendan Springstubb

Recommendation of the Board of Directors; Vote Required

The Board of Directors recommends that shareholders vote FOR the election of each of the eight director nominees named above. The eight nominees who receive the greatest number of votes cast at the Meeting will be elected as directors. In accordance with our by-laws, any director who receives more “withhold” than “for” votes will be deemed to have tendered his or her resignation as a director. See “Majority Voting Policy” below. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum exists at the Meeting, but will have no effect on the results of the vote. Brokers and other nominees will not have discretionary authority to vote your shares if you hold your shares in street name and do not provide instructions as to how your shares should be voted on this proposal. If any of the nominees for director at the Meeting becomes unavailable for election for any reason, the proxies on this proposal will have discretionary authority to vote pursuant to the proxy for a substitute or substitutes.

Information about the Board Nominees

The biographies that follow provide certain information as of April 2, 2019 with respect to each director nominee. The information presented below for each director includes the specific experience, qualifications, attributes and skills that led us to the conclusion that such director should be nominated to serve on the Board in light of our business.

In addition to the factual information provided for each of the nominees, the Board and the Corporate Governance Committee (as Nominating Committee) also believe that each of the nominees has attributes that are important to an effective board, including: sound judgment and analytical skills; integrity and demonstrated high ethical standards; the ability to engage management and one another in a constructive and collaborative manner; diversity of background and experience; and the continued commitment to devote his or her time, energy and skills to ensure the growth and prosperity of the Company.

Majority Voting Policy

The Board has adopted a policy providing that, in an uncontested election of directors, shareholders will be able to vote in favor of, or to withhold from voting, separately for each director nominee. If any nominee receives a greater number of votes “withheld” than votes “for”, then that nominee is required to tender his or her resignation to the Board immediately following the relevant shareholder meeting. At the option of the nominee, his or her resignation may be unconditional and effective immediately or may be subject to or conditional upon acceptance by the Board and only effective upon acceptance by the Board. If the resignation is conditional upon acceptance by the Board, the Board will then refer the resignation for consideration by the Corporate Governance Committee which, among other matters, is responsible for selecting or recommending director nominees, and the Corporate Governance Committee will provide a recommendation as to whether the resignation should be accepted. Any director who tenders his or her resignation shall not participate in any meeting of the Board or of the Corporate Governance Committee, if he or she is a member of the Corporate Governance Committee, at which his or her resignation is considered. The Board shall accept the resignation absent exceptional circumstances. The Board will make its decision as to whether or not to accept the resignation within ninety (90) days after the date the resignation is tendered. The Board will promptly issue a news release with the Board’s decision and, if the decision is not to accept the resignation, shall include in the news release the reasons for its decision. A copy of the news release will be filed with the Toronto Stock Exchange and any other applicable regulatory authority.

Advance Notice By-Law

Effective November 10, 2015, the Board approved and adopted by-law number 15 (the “Advance Notice By-Law”) providing for advance notice requirements for the nomination of directors. The Company’s shareholders subsequently approved the Advance Notice By-law at the annual and special meeting of shareholders held on May 10, 2016. A copy of the Advance Notice By-law can be found under the Company's profile on the SEDAR website at www.sedar.com.

The Advance Notice By-Law establishes the conditions and framework under which holders of record of Common Shares may exercise their right to submit director nominations and is designed to ensure that shareholders receive adequate notice of all director nominations to be considered at a shareholders' meeting and sufficient information so that shareholders can cast an informed vote.

The Advance Notice By-Law provides that for an annual meeting of shareholders (including an annual and special meeting), advance notice of director nominations to the Company must be given not less than thirty (30) days prior to the date of the annual meeting. If the annual meeting is to be held on a date that is less than fifty (50) days following the date of public announcement of date of the annual meeting, notice must be given by the nominating shareholder not later than the close of business on the tenth (10th) day following the notice date. In the case of a special meeting of shareholders (which is not also an annual meeting), called for the purpose of electing directors (whether or not called for other purposes as well), notice to the Company must be given not later than the close of business on the fifteenth (15th) day following the day on which the first public announcement of the date of the special meeting was made. The Advance Notice By-Law requires the nominating shareholder to include in its notice to the Company certain information regarding the nominating shareholder and the director nominees.

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(1)	Ms. Atkins was a member of the Corporate Governance Committee until July 23, 2018. Her attendance reflects the number of meetings attended while a Committee member.
(2)

Represents vested options and RSUs, including options and RSUs that will vest within 60 days of April 2, 2019. 30,514 of the total RSUs are RSUs that Ms. Atkins has deferred until her departure from the Board.

(3)	The market value has been determined based on a price per Common Share of $3.69, which was the closing price of the Common Shares on April 2, 2019.

(1)	Dr. Bolles served as a member of the Audit Committee until July 23, 2018. His attendance reflects the number of meetings while a Committee member.
(2)	Dr. Bolles was appointed to the Compensation Committee on July 24, 2018. His attendance reflects the number of meetings following his appointment date.
(3)	Represents vested options and RSUs, including options and RSUs that will vest within 60 days of April 2, 2019.
(4)	The market value has been determined based on a price per Common Share of $3.69, which was the closing price of the Common Shares on April 2, 2019.

(1)	Mr. Briffett was appointed to Compensation Committee on July 24, 2018. His attendance reflects the number of meetings following his appointment date.
(2)	Represents vested options and RSUs, including options and RSUs that will vest within 60 days of April 2, 2019.
(3)	The market value has been determined based on a price per Common Share of $3.69, which was the closing price of the Common Shares on April 2, 2019.

(1)	Mr. Detlefsen served as a member of the Compensation Committee until July 23, 2018. His attendance reflects the number of meetings while a Committee member.
(2)	Mr. Detlefsen was appointed to the Corporate Governance Committee on July 24, 2018. His attendance reflects the number of meetings following his appointment date.
(3)	Includes 2,000 Common Shares beneficially owned by Mr. Detlefsen’s spouse, in respect of which Mr. Detlefsen has no voting or dispositive power or authority.
(4)

Represents vested options and RSUs, including options and RSUs that will vest within 60 days of April 2, 2019. 32,146 of the total RSUs are RSUs that Mr. Detlefsen has deferred until his departure from the Board.

(5)	The market value has been determined based on a price per Common Share of $3.69, which was the closing price of the Common Shares on April 2, 2019.

(1)	Represents vested options and RSUs, including options and RSUs that will vest within 60 days of April 2, 2019.
(2)	The market value has been determined based on a price per Common Share of $3.69, which was the closing price of the Common Shares on April 2, 2019.

(1)

Mr. Hollis also owns 500 limited partnership units of Organics, which owns 6,734,134 Common Shares, 9,492,800 Special Voting Shares and Preferred Stock which is exchangeable for 9,492,800 Common Shares. See Note (3) under “Security Ownership of Certain Beneficial Owners and Management”. However, Mr. Hollis does not directly or indirectly exercise control or direction over the securities of the Company held by Organics.

(2)	Represents vested options and RSUs, including options and RSUs that will vest within 60 days of April 2, 2019.
(3)	The market value has been determined based on a price per Common Share of $3.69, which was the closing price of the Common Shares on April 2, 2019.

(1)

Represents vested options and RSUs, including options and RSUs that will vest within 60 days of April 2, 2019. 9,474 of the total RSUs are deferred RSUs that Ms. Houde has deferred until her departure from the Board.

(2)	The market value has been determined based on a price per Common Share of $3.69, which was the closing price of the Common Shares on April 2, 2019.

(1)

Represents vested options and RSUs, including options and RSUs that will vest within 60 days of April 2, 2019. Pursuant to the terms of Mr. Springstubb’s employment arrangements with Engaged Capital, all options and RSUs were issued to Engaged Capital.

(2)	The market value has been determined based on a price per Common Share of $3.69, which was the closing price of the Common Shares on April 2, 2019.

CORPORATE GOVERNANCE

Introduction

The Board of Directors believes that effective corporate governance contributes to improved corporate performance and enhanced shareholder value. Consequently, the Board of Directors is committed to ensuring that the Company follows best practices and continually seeks to enhance and improve its corporate governance practices.

Board Mandate

The Board is responsible for the stewardship of the Company and to supervise the management of the business and affairs of the Company in accordance with the best interests of the Company and its shareholders. The Board establishes overall policies and standards for the Company. Where appropriate, the directors rely upon management and the advice of the Company’s outside advisors and auditors. The Board also delegates certain responsibilities to its standing committees, based upon the approved charters of each such committee.

In accordance with its mandate, the Board oversees and reviews the development and implementation of the following significant corporate plans and initiatives, among others:

  the Company’s strategic planning process;
  the identification of the principal risks to the Company’s business and the implementation of systems to manage these risks, whether financial, operational, environmental, safety-related or otherwise;
  succession planning and evaluation of relative strengths of existing management including the needs to ensure sufficient depth of management;
  oversight of communications and public disclosure including the Company’s disclosure policy and receiving feedback from stakeholders;
  analysis and approval of significant transactions including material acquisitions and dispositions of businesses or other Company assets; and
  the Company’s internal controls and management information systems.

Board Composition, Size and Leadership

The articles of the Company provide that its Board of Directors shall consist of a minimum of five and a maximum of fifteen directors. The Board of Directors has fixed the number of directors at eight. These eight directors are being nominated for re-election at the Meeting. Regretfully, Gregg Tanner, a member of the Board since January 2017, passed away on January 24, 2019.

In accordance with its mandate, the Corporate Governance Committee regularly considers the appropriate skills and characteristics required of Board members, taking into consideration the Board's short-term needs and long-term succession plans. The Corporate Governance Committee believes that the Board should be comprised of directors with a broad range of experience and expertise. Additionally, the committee develops and periodically updates a long-term plan for the Board's composition taking into consideration the independence, age, skills, experience and availability of service to the Company of its members, as well as the opportunities, risks, and strategic direction of the Company. Having regard for the results of the foregoing, the Corporate Governance Committee makes recommendations to the full Board regarding the size and composition of the Board and seeks to identify qualified individuals to become Board members as deemed appropriate.

Each of the directors and executive officers of the Company is required to certify on an annual basis that he or she has reviewed and is knowledgeable as to the contents of the Company’s Business Ethics and Code of Conduct (the “Code”) and is not aware of any violations of the Code. All new employees of the Company are required to certify at the time of hiring that they have reviewed and are knowledgeable as to the contents of the Code. The Company monitors compliance with the Code through management oversight and regular communications with employees. In addition, the Company has established and maintains, through an independent third-party service provider, a confidential toll-free ethics reporting hotline which all directors, officers and employees are advised of and encouraged to use to report matters which may constitute violations of the Code.

The Board, each committee and each of the individual directors are assessed annually at the end of the year as part of the Company’s evaluation process. During this annual assessment process, each director is required to complete an individual assessment, which is prepared and reviewed by someone other than the directors. The results of this review are reported to, and discussed in detail at, a meeting of the full Board of Directors.

On February 21, 2019, David Colo was terminated from his positions as President and Chief Executive Officer of the Company and resigned as a director of the Company. Director Katrina Houde served as Interim CEO while the Board conducted a search to identify a successor to Mr. Colo. Effective April 1, 2019, Joseph Ennen was appointed Chief Executive Officer (“CEO”) of the Company. In conjunction with this appointment, Mr. Ennen also became a member of the Board and Ms. Houde continued her position on the Board.

Joseph Ennen, our CEO, currently serves on the Board of Directors and R. Dean Hollis is the Chair of the Board. The Board does not have a formal policy concerning the separation of the roles of CEO and Chair, as the Board believes that it is in the best interests of the Company to make that determination based on the position and direction of the Company and the composition of the Board from time to time. As indicated above, these roles are currently separate.

The Chair of the Board sets the agenda for meetings of the Board with input and feedback from the directors. All committees of the Board are chaired by independent directors. The Board and the Corporate Governance Committee believe that the current Board leadership structure is an appropriate structure for the Company and will continue to periodically evaluate whether the structure is in the best interests of the Company and its shareholders.

Director Independence

Under NASDAQ listing rules, a majority of the members of the Board must be “independent directors”. An independent director under NASDAQ listing rules is a person other than an executive officer or employee or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

National Policy 58-201 – Corporate Governance Guidelines of the Canadian Securities Administrators (the “CSA”) recommends that boards of directors of reporting issuers be composed of a majority of independent directors. A director is considered independent only where the board determines that the director has no “material relationship” with the Company. Director independence of each of the current directors is determined by the Board of Directors with reference to the requirements set forth by the CSA in National Instrument 52-110 - Audit Committees, as well as the rules and regulations of the Toronto Stock Exchange (the “TSX”), NASDAQ and SEC.

The Board has determined that each of the following seven directors nominated for election are independent: Margaret Shân Atkins, Dr. Albert Bolles, Derek Briffett, Michael Detlefsen, R. Dean Hollis, Katrina Houde and Brendan Springstubb. Joseph Ennen, CEO, is currently an officer of the Company, and is therefore not considered independent. Notwithstanding that Ms. Houde served as Interim CEO for approximately one month prior to the appointment of Mr. Ennen as CEO and was paid a salary for serving in that capacity, the Board has confirmed that Ms. Houde has no direct or indirect material relationship with the Company which could reasonably be expected to interfere with the exercise of her independent judgment and therefore concluded that she is independent in accordance with the applicable rules, policies and instruments discussed above. As a result, if all of the director nominees are elected at the Meeting, seven of the eight directors will be independent. These independent directors currently comprise in full the membership of each standing Board committee described in this Proxy Statement.

Executive Sessions

The independent directors meet without management and non-independent directors at regularly scheduled in-person Board meetings, generally following meetings of the full Board. The Chair of the Board presides over these meetings.

Meeting Attendance

The Board held 13 duly called meetings during fiscal year 2018 and committees of the Board held a total number of 19 meetings. Each incumbent board member attended 88% or more of his or her combined total meetings of the Board and all committees on which he or she served. All directors were in attendance at the 2018 Annual Meeting of the Shareholders on May 31, 2018.

Term and Age Limits

A director’s term of office is from the date on which he or she is elected or appointed until the close of the next annual meeting. The Board believes that individual directors should be rigorously evaluated on the basis of their skills, knowledge, experience, character, attendance and contributions to the Board and the business of the Company and the specific needs and requirements of the Board without regard to their term of service or age. At this time, the Board has, therefore, not adopted term or age limits for directors as it believes it is important to find a balance between ensuring a mechanism for fresh ideas and viewpoints while not losing the insight, experience and other benefits of continuity contributed by longer serving directors. However, as the Board recognizes that diversity of views from longer-term and newly-appointed directors can contribute to effective decision making, the Board considers the term of service of individual directors, the average term of the Board as a whole and turnover of directors in recent years when proposing a slate of nominees.

Diversity

The Board believes that directors with diverse backgrounds and experiences benefit the Company by enabling the Board to consider issues from a variety of perspectives. In 2015, the Board approved a separate written diversity policy, which is available at our website at www.sunopta.com, under the “Investors” link. In support of the Company’s commitment to diversity, when selecting qualified candidates to serve on the Board, SunOpta will consider a wide range of diversity criteria including gender, ethnicity, personal abilities, geographic location and other factors. The Board seeks to include members not only with diverse backgrounds, but also with skills and experience, including appropriate financial and other expertise relevant to the business of the Company, in order to find the best qualified candidates given the needs and circumstances of the Board. For these reasons, the Board has not established specific targets relating to the identification, nomination or representation on either the Board or among executive officers based on gender or any other specific criteria.

Currently, the Board is comprised of two female directors (25%) and six male directors (75%). Assuming all of the Company’s nominees are elected, the Board will continue to be comprised of two female directors (25%) and six male directors (75%) following the Meeting. The Board hopes to increase the representation of women on the Board as turnover occurs, taking into account the skills, experience and knowledge desired at that particular time by the Board.

With respect to executive officer positions, currently there is one female (9%) and ten males (91%) at this level within the Company. While there are currently no specific goals or plans with respect to women in executive officer positions, the Company hopes to increase the representation of women at the executive officer level as positions are available, taking into account the skills, experience and knowledge desired at that particular time by the Company.

Director Orientation and Continuing Education

The Company has a formal director orientation policy to ensure that all new directors receive proper orientation to facilitate the level of familiarity with the Company’s practices, policies and operations required to meet Board responsibilities.

The current process to orient new directors is as follows:

1)

The new director meets with the Chair of the Board and the Company’s CEO to discuss various information about the Company, including history, vision, mission and values, organization structure, shareholdings, strategic plan, fiscal business plan and budget, historical and current year to date fiscal results.

2)

The new director meets with the Chair to discuss the aspects of the Board such as organizational documents and Board and committee minutes for the past year, Board administration matters, expense reimbursement practices, and Company policies.

3)

The new director meets with other directors of the Company and certain members of management which allows new directors an opportunity to ask questions about the role of the Board, its committees and directors and the nature and operation of the Company. Following nomination, new directors are encouraged to meet other members of management and to visit the Company’s premises and view its operations.

4)

New directors are provided access to the Company’s continuous disclosure documents as filed with the SEC and on SEDAR, investor presentation material, director mandate and the Company’s Business Ethics and Code of Conduct policies. New directors are required to affirm that they have read and understand the Company’s Business Ethics and Code of Conduct.

The Company also encourages directors to attend other appropriate continuing education programs. Furthermore, the Board and its committees received a number of presentations in 2018 to expand the Board’s knowledge of the Company’s business, industry and principal risks and opportunities. Presentation topics included retail consumption and consumer trends, insurance coverages and risk mitigation, proxy advisor guidelines, assessment of inventory and reserves, commodity risks, regulatory updates from legal counsel, accounting updates and product development and innovation. In addition to these presentations, written materials likely to be of interest to directors that have been published in periodicals, newspapers or by legal or accounting firms are routinely forwarded to directors or included with Board and committee meeting materials.

Board Role in Risk Oversight

The Board has risk oversight responsibility and sets the tone for risk tolerance within the Company. The Board strives to effectively oversee the Company’s enterprise-wide risk management in a way that balances managing risks while enhancing the long-term value of the Company for the benefit of the shareholders. The Board understands that its focus on effective risk oversight is critical to setting the Company’s culture towards effective risk management. To administer its oversight function, the Board seeks to understand the Company’s risk philosophy by having discussions with management to establish a mutual understanding of the Company’s overall appetite for risk. The Board maintains an active dialogue with management about existing risk management processes and how management identifies, assesses and manages the Company’s most significant risk exposures. The Board receives regular updates from management about the Company’s most significant risks to enable it to evaluate whether management is responding appropriately. During each regularly scheduled Board meeting, the Board also reviews components of the Company’s long-term strategic plans and the principal issues, including foreseeable risks that the Company expects to face in the future.

The Board oversees risk management directly, as well as through its committees. For example, the Audit Committee reviews the Company’s policies and practices with respect to risk assessment and risk management, including discussing with senior management major financial risks and the steps taken to monitor and control exposure to such risk. The Corporate Governance Committee considers risks related to succession planning and internal governance policies and practices and the Compensation Committee considers risks related to the attraction and retention of talent and risks relating to the design of executive compensation programs and arrangements. See below for additional information about the Board’s committees. Each of these committees is required to make regular reports of its actions and any recommendations to the Board, including recommendations to assist the Board with its overall risk oversight function.

Board Committees

The Board of Directors presently has three committees, with the principal functions and membership described below. Each committee has a charter, which is available at our website at www.sunopta.com, under the “Investors” link. The following table summarizes the current membership of each of our three Board committees. Each of the three committees is composed entirely of independent directors.

Director	Audit Committee	Corporate Governance Committee	Compensation Committee
Margaret Shân Atkins			Chair
Dr. Albert Bolles		x	x
Derek Briffett	Chair		x
Michael Detlefsen	x	x
R. Dean Hollis		x	x
Katrina Houde		Chair
Brendan Springstubb	x		x

Audit Committee

The Audit Committee’s duties and responsibilities are documented in a formal Audit Committee Charter, which is regularly updated. These duties and responsibilities include (a) providing oversight of the financial reporting process and management’s responsibility for the integrity, accuracy and objectivity of financial reports and related financial reporting practices; (b) recommending to the Board the appointment and authorizing remuneration of the Company’s auditors; (c) providing oversight of the adequacy of the Company’s system of internal and related disclosure controls; and (d) providing oversight of management practices relating to ethical considerations and business conduct, including compliance with laws and regulations. The Audit Committee meets a minimum of four times a year, once to review the Annual Report on Form 10-K and annual Audited Consolidated Financial Statements, and once prior to when earnings are filed for the first, second and third fiscal quarters to review interim financial statements and the Quarterly Report on Form 10-Q which is filed with the SEC in the U.S. and with applicable securities regulators in Canada. Other meetings may be held at the discretion of the Chair of the Audit Committee. The Audit Committee has free and unfettered access to Ernst & Young LLP, the Company’s independent registered accounting firm and auditors, the Company’s risk management and internal audit team and the Company’s internal and external legal advisors.

The Audit Committee maintains a company-wide whistle-blower policy related to the reporting of concerns in accounting or internal controls. This policy gives all employees of the Company the option of using a hot line administered by a third party for communication of concerns dealing with a wide range of matters including accounting practices, internal controls or other matters affecting the Company’s or the employees’ well-being.

Our Audit Committee is currently comprised of Derek Briffett (Chair), Michael Detlefsen and Brendan Springstubb. The Board has determined that each member of the Audit Committee (1) is “independent” as defined by applicable SEC and CSA rules and NASDAQ and TSX listing rules; (2) has not participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and (3) is able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement. In addition, the Board has determined that Derek Briffett and Michael Detlefsen each meet the definition of “audit committee financial expert,” as defined in SEC and CSA rules, and has appointed Mr. Briffett as Chair of the Audit Committee.

The report of the Audit Committee appears under the heading “Report of the Audit Committee” below.

The Audit Committee met formally eight times during fiscal 2018.

Corporate Governance Committee (Nominating Committee)

The Corporate Governance Committee’s duties and responsibilities are documented in a formal Corporate Governance Committee Charter, which is updated regularly. These duties and responsibilities include: (a) identifying individuals qualified to become members of the Board of Directors, and selecting or recommending director nominees; (b) developing and recommending to the Board of Directors corporate governance principles applicable to the Company; (c) leading the Board of Directors in its annual review of the performance of the Board of Directors; (d) recommending to the Board of Directors director nominees for each committee; (e) discharging the responsibilities of the Board of Directors relating to compensation of the Company’s directors; (f) leading the Board of Directors in its annual review of the performance of the CEO; and (g) regularly assessing the effectiveness of the Company’s governance policies and practices.

The Corporate Governance Committee, in its capacity as the Nominating Committee, concerns itself with the composition of the Board with respect to depth of experience, balance of professional interests, required expertise and other factors. The Nominating Committee evaluates prospective nominees identified on its own initiative or referred to it by other Board members, management, shareholders or external sources and all self-nominated candidates. The Nominating Committee uses the same criteria for evaluating candidates nominated by shareholders and self-nominated candidates as it does for those proposed by other Board members, management and search companies. To be considered for membership on the Board, the Nominating Committee will consider certain necessary criteria that a candidate should meet, which would include the following: (a) be of proven integrity with a record of substantial achievement; (b) have demonstrated ability and sound judgment that usually will be based on broad experience but, particularly, industry experience; (c) be able and willing to devote the required amount of time to the Company’s affairs, including attendance at Board and committee meetings; (d) possess a judicious and critical temperament that will enable objective appraisal of management’s plans and programs; and (e) be committed to building sound, long-term Company growth. The committee also takes into consideration the range of skills and expertise that should be represented on the Board, geographic experience with businesses and organizations, and potential conflicts of interest that could arise with director candidates. Evaluation of candidates occurs on the basis of materials submitted by or on behalf of the candidate. If a candidate continues to be of interest, additional information about her/him is obtained through inquiries to various sources and, if warranted, interviews. The Company adheres to its diversity policy and seeks to include members with diverse backgrounds, skills and experience, including appropriate financial and other expertise relevant to the business of the Company.

A shareholder may recommend a person as a nominee for election as a director at the Company’s next annual meeting of shareholders by writing to the Secretary of the Company. In order for a shareholder to formally nominate a person for election as a director, including by submitting a shareholder proposal in accordance with the Canada Business Corporations Act, the shareholder must comply with the Company’s Advance Notice By-Law. See “Proposal One – Election of Directors – Advance Notice By-Law” and “Shareholder Proposals for 2020 Annual Meeting of Shareholders; Shareholder Communications.”

Our Corporate Governance Committee is currently comprised of Katrina Houde (Chair), Dr. Albert Bolles, Michael Detlefsen and R. Dean Hollis, each of whom has been determined by the Board to be independent.

The Corporate Governance Committee met formally four times during fiscal 2018.

Compensation Committee

The Compensation Committee’s duties and responsibilities are documented in a formal Compensation Committee Charter, which is updated regularly. These duties and responsibilities include to (a) reward executives for long-term strategic management and enhancement of shareholder value; (b) support a performance-oriented environment that rewards achievement of internal Company goals and recognizes the Company’s performance compared to the performance of similarly situated companies; (c) attract and retain executives whose abilities are considered essential to the long-term success and competitiveness of the Company through the Company’s salary administration program; (d) align the financial interests of the Company’s executives with those of the shareholders; and (e) ensure fair and equitable treatment for all employees.

The function of the Compensation Committee is to determine the compensation of the CEO as well as to review and approve the compensation recommended by the CEO for certain officers of the Company and to review overall general compensation policies and practices for all employees of the Company. In addition, this committee oversees the administration of the Company’s Amended 2013 Stock Incentive Plan and the Company’s Amended and Restated 2002 Stock Option Plan (collectively, the “Stock Incentive Plans”), Employee Stock Purchase Plan and any other incentive plans that may be established for the benefit of employees of the Company.

Our Compensation Committee is currently comprised of Margaret Shân Atkins (Chair), Dr. Albert Bolles, Derek Briffett, R. Dean Hollis and Brendan Springstubb. The Board has determined that the committee consists entirely of “non-employee directors,” within the meaning of Rule 16b-3 under the Exchange Act, “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code and “independent directors” within the meaning of NASDAQ listing rules and National Policy 58-201 – Corporate Governance Guidelines of the CSA.

Our Compensation Committee has deep experience with compensation matters. Specifically:

  Ms. Atkins, the Chair of the Compensation Committee, has extensive compensation related experience from both a senior operating and board governance perspective having served as a senior operational executive and as a Chair and member of compensation committees of other publicly traded and private organizations.

  Mr. Hollis, as the former President and Chief Operating Officer of the Consumer Foods Division of ConAgra Foods, was responsible for employee annual performance and salary reviews and has extensive compensation related experience as a Chair and member of compensation committees of other publicly traded organizations.

  Mr. Briffett, through his experience as a senior finance executive at Loblaw's, Kraft Foods, ConAgra Foods and Associated Brands has deep experience in incentive plan design and reporting and salary review and administration.

  Mr. Springstubb, as a representative of one of the Company’s largest stockholders, provides the Committee with a unique perspective on executive compensation and the alignment of management incentives with shareholder value creation.

The report of the Compensation Committee appears under the heading “Executive Compensation—Compensation Committee Report” below.

The Compensation Committee met formally seven times during fiscal 2018.

Compensation Committee Interlocks and Insider Participation

No member of our current Compensation Committee has served as one of our officers or employees at any time over the past year. None of our executive officers serves as a member of the compensation committee of any other entity that has an executive officer serving as a member of our Board or Compensation Committee. None of our executive officers serve as a member of the board of directors of any other company that has an executive officer serving as a member of our Compensation Committee.

Code of Ethics

The Company has a Code of Ethics policy titled “Business Ethics and Code of Conduct.” The policy is applicable to all employees, including the Company’s executive officers and employees performing similar functions, as well as all persons serving as directors and consultants to the Company. A copy of the Business Ethics and Code of Conduct is available, without charge, at www.sunopta.com or upon written request to the Company at SunOpta Inc., 2233 Argentia Road, Suite 401, West Tower, Mississauga, ON L5N 2X7. Any amendments to, or waivers of, the Business Ethics and Code of Conduct which specifically relate to any financial professional will be disclosed promptly following the date of such amendment or waiver at www.sunopta.com.

Insider Ownership Guidelines for Directors, Officers and Executives

The Board approved insider ownership guidelines for all non-employee directors and members of the senior management in May 2012 and in August 2015 approved an amendment to the insider ownership guidelines for all non-employee directors. These guidelines are reviewed on an annual basis and are intended to align the interests of directors and management with those of our shareholders.

The insider ownership guidelines encompass the following parameters:

1.

Insider ownership guidelines are mandatory for all non-employee members of the Board and members of the Senior Leadership Team. All persons covered by these guidelines will have the option to request an exemption from these requirements based on consideration of their personal circumstances by the Compensation Committee.

2.	Stock ownership targets established as follows:

a.	Chief Executive Officer – five times base salary
b.	Directors – five times annual cash retainers
c.	Other NEOs (includes Chief Financial Officer and three most highly compensated officers) – two times base salary
d.	All other Senior Leadership Team members – one times base salary

3.	Targets are based on direct shareholdings only and do not account for the value of “in-the-money” options.

4.

In determining whether the required investment levels have been met, holdings are valued using the higher of the cost basis of the stock when acquired, or the market closing price on the last trading day of each fiscal quarter.

5.

All participants are provided a five-year transition period to be in compliance with the ownership target. At the end of that period, the CEO, other NEOs and the Senior Leadership Team not in compliance will receive 50% of all subsequent short-term incentive payments in the form of equity until such time as the minimum holding is established.

As of December 29, 2018, four of the eight directors were in compliance with the mandatory guidelines. As of April 2, 2019, five of the eight director nominees were in compliance. The three director nominees that currently do not meet the insider ownership guidelines are still within their transition periods.

Compensation of Directors

Annual compensation for non-employee directors is comprised of cash and equity-based compensation. Cash compensation consists of an annual retainer and supplemental retainers for the chairs and members of Board committees. Equity compensation is comprised of an annual grant of RSUs.

Non-employee directors may elect to receive stock in lieu of cash compensation, including from 50% to 100% of the cash amount. Also, non-employee directors have the option to defer receipt of annual equity compensation that would otherwise be payable to them, subject to compliance with the Company’s Non-Employee Director Stock Deferral Plan and Section 409A of the Internal Revenue Code.

In October 2018, the Board reviewed non-employee director compensation and did not make any changes to the following schedule effective October 1, 2016:

i.	Annual cash retainer of:

•	$50,000 for serving as a director;

•	$50,000 for serving as the Chair of the Board;

•	$17,000 for serving as the Chair of the Audit Committee;

•	$12,500 for serving as the Chair of the Compensation Committee;

•	$8,500 for serving as the Chair of the Corporate Governance Committee;

•	$6,000 for serving on the Audit Committee; and

•	$3,000 for serving on other committees.

ii.	Travel:

•	$1,250 for travel in excess of four hours

iii.	Annual equity compensation:

•	RSUs valued at $90,000 with a 12-month vesting period

The following table summarizes total compensation paid to our non-employee directors for fiscal year 2018.

Non-Employee Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Other Compensation ($)(2)	Total ($)(3)
Margaret Shân Atkins	64,000	89,998	-	5,000	158,998
Dr. Albert Bolles	57,500	89,998	-	5,000	152,498
Derek Briffett	63,000	89,998	-	5,000	157,998
Michael Detlefsen	65,917	89,998	-	5,000	160,915
R. Dean Hollis	104,500	89,998	-	5,000	199,498
Katrina Houde	66,000	89,998	-	5,000	160,998
Brendan Springstubb(4)	59,000	89,998	-	5,000	153,998
Gregg Tanner	59,000	89,998	-	2,500	151,498

(1)

The fair value, as shown in this table, is determined in accordance with FASB ASC Topic 718 based on the number of RSUs granted and SunOpta’s closing stock price on the date of grant. The number of RSUs granted in May 2018 was determined by dividing the scheduled Annual Equity Compensation by SunOpta’s closing stock price on the grant date. RSUs vest on the first anniversary of the grant date.

(2)	Other compensation consists of travel fees for all directors.

(3)

Includes the fair market value of Common Shares issued in lieu of cash retainers and travel fees, including elections of $16,309 for Ms. Atkins, $38,920 for Mr. Briffett, $54,138 for Mr. Detlefsen, $109,500 for Mr. Hollis, $53,496 for Ms. Houde, $63,999 for Mr. Springstubb and $61,499 for Mr. Tanner. For Mr. Briffett, Mr. Detlefsen, and Ms. Houde, Canadian income tax and CPP is deducted from gross fees before calculating the common shares granted in lieu of cash.

(4)	Pursuant to the terms of his employment arrangements with Engaged Capital, all cash compensation and equity awards payable to Mr. Springstubb are paid or issued to Engaged Capital.

The Board believes that compensation for non-employee directors should be competitive and should fairly compensate directors for the time and skills devoted to serving our Company but, for independent directors, should not be so significant as to compromise independence.

All our directors are reimbursed for reasonable out-of-pocket expenses incurred for attending meetings of our Board or its committees and for other reasonable expenses related to the performance of their duties as directors. The Board believes that our non-employee director compensation package is competitive with the compensation offered by other companies and is fair and appropriate considering the responsibilities and obligations of our directors.

Penalties and Sanctions and Personal Bankruptcies

The information related to cease trade orders and bankruptcies, not being within the knowledge of the Company, has been furnished by the directors. Except as disclosed below, none of the proposed nominees for election to the Board of Directors:

1)

is, as at the date of this Proxy Statement, or was within 10 years before the date of the Proxy Statement, a director or chief executive officer or chief financial officer of any company (including the Company) that:

(i)

was the subject of an order (as defined in Form 51-102F5 made under National Instrument 51-102 of the CSA) that was issued while the director or executive officer was acting in the capacity as director, chief executive officer or chief financial officer; or

(ii)

was subject to an order that was issued after the director or executive officer ceased to be a director, chief executive officer, or chief financial officer, and which resulted from an event that occurred while that person was acting in the capacity as a director, chief executive officer, or chief financial officer; or

2)

is at the date hereof, or has been within 10 years before the date of this Proxy Statement, a director or executive officer of any company (including the Company) that while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or

3)

has, within the 10 years before the date of this Proxy Statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the director, executive officer or shareholder.

In December 2014, Michael Detlefsen was appointed as Chief Restructuring Officer of Organic Meadow Inc. and its subsidiary, Organic Meadow Ltd. (collectively, “Organic Meadow”) to guide Organic Meadow through a proposed restructuring process when it was experiencing significant operational and financial difficulties. As part of the restructuring process, Organic Meadow filed a proposal for creditor protection pursuant to the Bankruptcy and Insolvency Act (Canada) on April 1, 2015. Organic Meadow emerged from bankruptcy protection on September 9, 2015 and was later sold in November 2015, following which Mr. Detlefsen resigned as Chief Restructuring Officer.

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PROPOSAL TWO – APPOINTMENT AND REMUNERATION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM AND AUDITOR

Appointment of Independent Registered Public Accounting Firm and Auditor

The Audit Committee of the Board has recommended that Ernst & Young LLP (“EY”) be appointed as the Company’s independent registered public accounting firm and auditor until the close of the next annual meeting of shareholders. Shareholders will be asked to vote at the Meeting to appoint EY as the Company’s independent registered public accounting firm and auditor until the close of the next annual meeting of shareholders and to authorize the Audit Committee to fix their remuneration. EY was engaged to serve as our auditors in June 2018 following a competitive tender process for the Company’s external audit engagement. One or more representatives of EY will attend the Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders in attendance.

Recommendation of the Board of Directors; Vote Required

The Board of Directors recommends that the shareholders vote FOR the appointment of EY as the Company’s independent registered public accounting firm and auditor until the close of the next annual meeting of shareholders and FOR authorizing the Audit Committee to fix their remuneration. In the event that shareholders do not appoint EY as the Company’s auditors at the Meeting and another accounting firm is not appointed, the Audit Committee will reconsider its recommendation and the Board will select another accounting firm to serve as the Company’s independent registered public accounting firm and auditor.

This proposal will be approved if a quorum is present at the Meeting and the votes cast in favor of the proposal constitute a majority of the total votes cast on the proposal. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Meeting, but will have no effect on the results of the vote. Brokers and other nominees will have discretionary authority to vote your shares if you hold your shares in street name and do not provide instructions as to how your shares should be voted on this proposal.

Auditor Fees

The following table sets forth fees for professional services provided by our independent auditors for each of the last two fiscal years (including out-of-pocket expenses):

Fee Category	Fiscal 2018 ($)	Fiscal 2017 ($)
Audit Fees(1) Audit-Related Fees(2) Tax Fees(3) All Other Fees(4)	2,117,512 - 94,496 -	2,420,607 55,521 84,459 -
Total	2,212,008	2,560,587

Following is a description of the nature of services comprising the fees disclosed under each category:

(1)

Audit fees relate to the annual audit of the Company’s consolidated financial statements included in the Company’s Annual Reports on Form 10-K, annual audits of the effectiveness of the Company’s internal control over financial reporting, reviews of interim financial statements included in the Company’s Quarterly Reports on Form 10-Q, and services provided in connection with statutory audits and regulatory filings. Audit fees for fiscal 2018 included approximately $0.4 million related to the change in auditor.

(2)	Audit-related fees relate to accounting consultations and attest services in connection with financial reporting matters and internal control reviews, and other audit-related projects.

(3)	Tax fees relate to tax compliance, tax advice and tax planning.

(4)	Other fees relate to miscellaneous matters other than reported above.

Pre-Approval of Audit and Non-Audit Services

The Audit Committee has a policy for the pre-approval of audit and non-audit services that may be provided by the Company’s independent registered public accounting firm. The committee’s policy is to require pre-approval for all audit and permissible non-audit services provided by the Company’s external auditor prior to their engagement with the exception that management is authorized to engage the external auditor in respect of services to the extent that (a) such required services could not reasonably be completed by another firm (e.g. assistance with responses to continuous disclosure review comment letters from regulatory authorities, comfort letters, consent letters, statutory audits), (b) each individual engagement is not more than $50,000, and (c) the aggregate for all engagements does not exceed $100,000. Any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated to its Chair authority to pre-approve proposed audit and non-audit services that arise between Audit Committee meetings, provided that the decision to approve the service is presented to the full Audit Committee for consideration at the next scheduled Audit Committee meeting. All audit and non-audit services performed by EY during the fiscal year ended December 29, 2018 were approved in accordance with this policy.

Financial Information Systems Design and Implementation Fees

No fees were billed to the Company by EY or Deloitte LLP, the Company’s prior auditor, during any of the last two fiscal years for professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X (financial information systems design and implementation services).

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of the Company assists the Board in fulfilling its oversight responsibilities with respect to the external reporting process and the adequacy of the Company’s internal controls. Specific responsibilities of the Audit Committee are set forth in the Audit Committee Charter, a copy of which can be found on SunOpta’s website at www.sunopta.com. The members of the Audit Committee are Derek Briffett (Chair), Michael Detlefsen and Brendan Springstubb, each of whom meets the independence requirements of Rule 10A-3 of the Securities Exchange Act of 1934, as amended, and applicable independence requirements of the NASDAQ listing rules and National Instrument 52-110 – Audit Committees of the CSA.

The Audit Committee has reviewed and discussed the Company’s audited financial statements for the year ended December 29, 2018 with the Company’s management. The Audit Committee has discussed with EY, the Company's independent registered public accounting firm and auditor, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee has received the written disclosures and the letter from EY required by applicable requirements of the Public Company Accounting Oversight Board regarding EY communications with the Audit Committee concerning independence, and has discussed with EY its independence.

In reliance on the review and the discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 29, 2018, for filing with the SEC and applicable Canadian securities regulators.

This report has been submitted by Derek Briffett (Chair), Michael Detlefsen and Brendan Springstubb, all members of the Audit Committee.

The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

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PROPOSAL THREE – ADVISORY VOTE REGARDING THE COMPENSATION OF NAMED
EXECUTIVE OFFICERS

Background

In order to ensure an appropriate level of director accountability to the Company’s shareholders and to ensure that shareholders have an opportunity to engage with the Board of Directors about executive compensation matters, the Company has had a policy since 2010 to seek an advisory vote on an annual basis from shareholders on the Company’s executive compensation practices. Shareholders have previously voted on an advisory basis for the Company to hold an advisory vote regarding the compensation of NEOs on an annual basis. The Board understands that our shareholders have a meaningful interest in our executive compensation policies, and believes that shareholders should have the opportunity to fully understand the objectives, philosophy and principles the Board has used to make executive compensation decisions. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, now mandates that the Company enable shareholders to vote to approve, on an advisory, non-binding basis, the compensation of the NEOs named in the Summary Compensation Table set forth in this Proxy Statement.

Resolution

In accordance with Company policy and Section 14A of the Exchange Act, we are asking shareholders to indicate their support for the compensation of the NEOs. This proposal, commonly known as a “say-on-pay” proposal, gives shareholders the opportunity to express their views on the NEOs’ compensation. Accordingly, we will ask shareholders to vote “FOR” the following resolution at the Meeting.

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the NEOs, as disclosed in the Company’s Proxy Statement for the 2019 Annual and Special Meeting of Shareholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Summary Compensation Table and other related tables and narrative discussion under the Executive Compensation caption.”

The “say-on-pay” vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board of Directors. The Board of Directors and the Compensation Committee value the opinions of our shareholders and to the extent there is any significant vote against the NEO compensation as disclosed in this Proxy Statement, we will consider our shareholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Recommendation of the Board of Directors; Vote Required

The Board of Directors recommends that the shareholders vote FOR the advisory resolution regarding the compensation of the Company’s NEOs.

This proposal will be approved if a quorum is present at the Meeting and the votes cast in favor of this proposal constitute a majority of the total votes cast on this proposal. While this vote is required by law, it will neither be binding on the Company or the Board of Directors, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, the Company or the Board of Directors. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Meeting, but will have no effect on the results of the vote. Brokers and other nominees will not have discretionary authority to vote your shares if you hold your shares in street name and do not provide instructions as to how your shares should be voted on this proposal.

EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE

Compensation Discussion and Analysis

Dear Fellow Shareholder,

We are pleased to provide you with SunOpta’s Compensation Discussion and Analysis (“CD&A”) which is designed to help you understand SunOpta’s approach to executive compensation.

Value Creation Plan and Compensation Decision Highlights

SunOpta is in the midst of a business transformation. The Company’s efforts to execute this transformation began in November 2016, with the announcement of the Value Creation Plan (the “plan” or the “VCP”) to expand the profitability and increase the growth rate of the business with the goal of creating long-term shareholder value. The plan consists of four key pillars as illustrated below:

To align the executives with the objectives of the Value Creation Plan, the Compensation Committee made several changes to the overall compensation program:

•	To focus on adjusted EBITDA as the key financial measure in the short-term incentive plan; and

•	Provide long-term incentives that are significantly performance-based, emphasizing sustained long- term stock price increases.

The Compensation Committee believes that these changes, in conjunction with the Value Creation Plan, position the Company to create shareholder value, and align the interests of shareholders and management. As a result of these updated designs, and the performance delivered, 2018 compensation was below the targeted levels:

•	No payouts were made under the fiscal year 2018 short-term incentive plan, as adjusted EBITDA performance was below the threshold level.

•	As of December 29, 2018, performance-based equity grants have not yet vested as price hurdles have not been achieved.

Conclusion

The executive compensation programs are intended to drive shareholder value creation, emphasize pay for performance and provide a framework to effectively attract and retain talent. As we implement these philosophies, we take the preferences and perspectives of our shareholders seriously. We welcome constructive dialogue regarding the opportunities available to SunOpta and the executive compensation arrangements we institute to align with these opportunities.

More complete details of our compensation program and actions are provided in the remainder of this CD&A, specifically:

  Compensation Philosophy
  Elements of Compensation Program
  Other Compensation
  Compensation Tables
  Potential Payments on Termination or Change of Control and Tables
  CEO Pay Ratio

Based on that review and discussion, the Committee has recommended to the Board of Directors that the CD&A be included in this Proxy Statement.

The Compensation Committee of SunOpta Inc.:

Margaret Shân Atkins - Chair
Al Bolles
Derek Briffett
R. Dean Hollis
Brendan Springstubb

Say on Pay Vote Recommendation

We believe that shareholder support for our compensation programs is warranted, for all the reasons described herein, and we ask for your vote in support.

Previous Say on Pay and Shareholder Engagement
The Board and Compensation Committee are committed to the concept of pay-for-performance. Consequently, our executive compensation programs are designed to reward achievement and over-achievement of goals, and to penalize performance shortfalls. At the 2018 Annual Meeting of the Shareholders, approximately 97.0% of the shares voted were in favor of the advisory resolution to support executive compensation, no change from the 97.0% of shares that voted in favor of this resolution at the 2017 Annual and Special Meeting.

Compensation Practices

The Compensation Committee utilizes best practices in governing our executive compensation programs. Therefore, there are certain things that we do and do not do, as a matter of practice:

Compensation opportunities provided to executives are intended to approximate market median pay levels, assuming the targeted level of performance is delivered.

Performance targets are generally set in relation to the Company’s internal budget goals. Then, using the target as the starting point, upside and downside payout ranges around the target are developed. These ranges provide additional compensation opportunity to executives if results exceed targets, while penalizing under-performance. Through this design, our executive compensation program motivates our team, while delivering true ‘pay-for-performance’ from a shareholder perspective.

Peer Group

In order to help ensure the competitiveness of our executive compensation, the Compensation Committee considers competitive compensation practices from relevant sources. To do this, we review general market survey data as well as comparisons from our executive compensation peer group.

For 2018, the peer group remained unchanged from that used in 2017 and included companies similar to SunOpta from a size, business mix and labor market perspective and with a comparable revenue to market capitalization profile and operational model.

To support the Compensation Committee in making its determinations, the Committee retained the services of Willis Towers Watson (“WTW”) as its independent executive compensation consultant in 2018. The Committee reviewed and confirmed the independence of WTW. WTW provided services at the direction of the Committee, and the Committee had specific authority in managing all work by WTW. In 2019, SunOpta engaged Pearl Meyer as its independent executive compensation consultant.

Elements of SunOpta’s Compensation Program

To meet our compensation philosophy, we provide the following compensation components:

As these charts illustrate, our compensation design is intended to deliver a significant portion of our senior executives’ total target compensation in the form of pay-at-risk.

For 2018, the following individuals were SunOpta’s Named Executive Officers (“NEOs”):

Executive	Role
David Colo	President and CEO
Robert McKeracher	Vice President and Chief Financial Officer
John Ruelle	Senior Vice President, RMSS and Corporate Development
Gerard Versteegh	Senior Vice President, Global Ingredients
Chris Whitehair	Senior Vice President, Operations

Base Salary

For fiscal year 2018, consistent with the compensation philosophy noted above, base salary levels for executive officers were set based on assessments of the Company’s performance, each individual’s performance, external market comparisons and other external and internal factors.

The following annualized salary rates were effective for our NEOs during 2018. These salaries are unchanged in the currencies paid from those paid at the end of 2017.

Executive	Base Salary
David Colo	$650,000
Robert McKeracher*	$360,966
John Ruelle	$417,843
Gerard Versteegh**	$437,481
Chris Whitehair	$385,000

* Robert McKeracher's salary is converted from CAD to USD using the one-year average exchange rate for fiscal 2018 of $.7723 CAD to $1 USD **Gerard Versteegh's salary is converted from EUR to USD using the one-year average exchange rate for fiscal 2018 of $1 EUR to $1.1812 USD.

Short-Term Incentive Plan

The purpose of the Short-Term Incentive Plan (the “STIP”) is to establish alignment across the organization and recognize individuals’ impact on organizational performance, focusing employees on desired behaviors which link to demonstrated results.

The STIP has been designed to align with the goals of the Value Creation Plan, which was instituted to accelerate significant improvements in EBITDA, while maintaining rigorous expectations for quality and safety. In an effort to add focus to the achievement of these improvements, adjusted EBITDA was chosen as the sole performance metric for the plan. The Committee believes that the use of EBITDA in the STIP heightens management’s focus on implementing and delivering the operational improvements contemplated in the Value Creation Plan.

Additionally, the payout structure associated with the STIP was revised to stress the importance of executing upon the Value Creation Plan, as well as effectively motivate the executive team to exceed the goals and milestones of the plan. For these reasons, achievement of the budget will pay less than 100% of the target incentive.

This structure is consistent with the desire to maintain pay and performance alignment, while providing incentives for EBITDA stabilization as the Value Creation Plan gains traction.

For 2018, the corporate parameters we established for the STIP were:

Measure	Threshold (78.9% Budget)	Budget (75% Payout)	105% Budget (100% payout)	Maximum (125% Budget)
SunOpta Adjusted EBITDA*	$75M	$95M	$99.8M	$118.8M

*Adjusted EBITDA shall be measured as operating income plus depreciation, amortisation and stock-based compensation, as calculated by the Company based on the Company’s audited financials and consistent with the Company’s calculation of adjusted EBITDA as a non-GAAP financial measure reported to its shareholders.

Each NEO had the following range of short-term incentive opportunities in 2018, depending on the corporate result achieved:

Executive	Threshold Payout (% of Salary)	Budget Payout (% of Salary)	100% Payout (% of salary)	Maximum Payout EBITDA* (% of Salary)
David Colo	12.5%	93.75%	125%	250%**
Robert McKeracher	5%	37.5%	50%	100%
John Ruelle	5%	37.5%	50%	100%
Gerard Versteegh	5%	37.5%	50%	100%
Chris Whitehair	5%	37.5%	50%	100%

*For 2018, the plan does not pay above 200% of target for anyone.
**Mr. Colo’s maximum payout cannot exceed 250% per his employment agreement.

If adjusted EBITDA performance is below threshold, there is no payout. If performance is above maximum, the payout is capped at the levels noted above. In 2018, adjusted EBITDA performance was below 78.9% of budget; therefore, there were no payouts under the STIP.

For 2019, SunOpta has adopted a modification to the STIP. In order to reinforce the link to shareholder interests and to encourage stock ownership, earned STIP awards for the named executives and other executive participants (excluding the CEO) will be paid in SunOpta PSUs for amounts earned up to target performance. Earned awards above target, up to the maximum potential award, will be settled in cash. This modification to the STIP constitutes the primary purpose of the share authorization request described in Proposal 4 - Approval of the Company’s Amended 2013 Stock Incentive Plan.

Long-Term Incentives

In fiscal year 2017, we redesigned the long-term incentive plan (the “LTIP”). In part, the key elements of this plan place greater emphasis on improving stock price, as well as strengthening the long-term financial performance of the Company. The 2017 LTIP is a 3-year plan, and no award changes were made under the LTIP in fiscal year 2018.

Specific details and design attributes of the 2017 LTIP are summarized below:

The Compensation Committee believes the performance-based awards described above provide significant alignment between the interests of the Company’s shareholders and the executives because the PSUs will not vest without significant stock price appreciation, while the stock options only provide value in the event of a stock price increase. Additionally, the vesting provisions in all awards provide additional retention incentive to each of the executives. Finally, the Committee intends for these awards to represent a “front-loading” of long-term incentive compensation; i.e., the Committee does not expect to grant regular long-term incentive awards to current NEOs prior to the completion of the three-year performance period.

The targeted value for each executive was split between PSUs (50%), stock options (25%) and RSUs (25%), based on the 30-day average stock price as of May 24, 2017, as follows:

Executive	Annual Target LTI (% of Salary)	2017 Stock Options* (# of Options)	2017-2019 PSUs* (Target # of Units)	2017 RSUs* (# of Units)
David Colo**	N/A	473,940	277,780	100,000
Robert McKeracher	50%	37,131	83,172	16,634
John Ruelle	50%	43,983	98,521	19,704
Gerard Versteegh	50%	46,576	104,329	20,866
Chris Whitehair	50%	40,525	90,777	18,155

* The 2017 “front-loaded” LTIP awards are 3 times the Annual Target LTIP opportunity.
**Mr. Colo was hired as CEO effective February 6, 2017. In connection with his hiring, Mr. Colo received an inducement equity award on February 6, 2017. Additionally, Mr. Colo received a special RSU award on March 9, 2017. These awards are discussed in detail in the section titled CEO Equity Grants.

CEO Equity Grants

On February 6, 2017, the Company announced the hiring of David J. Colo as CEO. In connection with Mr. Colo’s hiring, the Board of Directors approved an inducement equity award to Mr. Colo, which included 50,000 restricted stock units (“Special RSUs”), 473,940 performance-based stock options (“Special Stock Options”) and 277,780 performance stock units (“Special PSUs”). The Special RSUs were scheduled to vest in three equal annual installments beginning February 6, 2018. The vesting of the Special Stock Options and the Special PSUs were subject to the satisfaction of stock price performance conditions during the three-year period ending February 6, 2020. One-third of the Special Stock Options and the Special PSUs were to vest upon achieving a stock price of $11.00, one-third were to vest upon achieving a stock price of $14.00, and one-third were to vest upon achieving a stock price of $18.00, in each case for 20 consecutive trading days, subject to Mr. Colo's continued employment during the three-year performance period. On March 9, 2017, the Company granted Mr. Colo 50,000 RSUs that were to vest in three equal annual installments beginning February 6, 2018. Under the terms of Mr. Colo’s employment agreement, the Company agreed to issue an additional 50,000 RSUs to Mr. Colo if he purchased an aggregate value of $1,000,000 of Common Shares in the open market by the later of (i) March 17, 2017 or (ii) the date that is the 10th stock trading date after February 6, 2017 that Mr. Colo was eligible to purchase Common Shares under the Company’s insider trading policy. Mr. Colo satisfied this condition on March 8, 2017. The Committee intended for these awards to represent a “front-loading” of long-term incentive compensation; i.e., the Committee did not expect to grant regular long-term incentive awards to Mr. Colo prior to the completion of the three-year performance period. On February 26, 2019, Mr. Colo’s termination as CEO was announced. In accordance with the terms of his employment agreement, Mr. Colo’s outstanding Special RSUs vested immediately upon his date of termination. The Special Stock Options and Special PSUs were forfeited and cancelled.

On April 1, 2019, the Company announced the hiring of Joseph D. Ennen as CEO. In connection with Mr. Ennen’s hiring, the Board of Directors approved an inducement equity award to Mr. Ennen, which included 297,619 restricted stock units (“Special RSUs”), 960,061 time-based stock options (“Special Stock Options”) and 1,785,714 performance stock units (“Special PSUs”). The Special RSUs are scheduled to vest in three equal annual installments beginning April 1, 2020. The Special Stock Options will vest on April 1, 2022 and are subject to Mr. Ennen’s continued employment with the Company through April 1, 2022. The vesting of the Special PSUs will be subject to the satisfaction of EBITDA and stock price performance conditions during the performance period beginning April 1, 2019 and ending December 31, 2022. For the EBITDA performance conditions, 297,619 of the Special PSUs will vest upon the Company achieving annual adjusted EBITDA of $80,000,000, another 297,619 will vest upon the Company achieving annual adjusted EBITDA of $110,000,000, and the final 297,619 will vest upon the Company achieving annual adjusted EBITDA of $140,000,000, and subject to continued employment through the end of the fiscal year the EBITDA performance condition is achieved. For the stock price performance conditions, 297,619 of the Special PSUs will vest upon achieving a volume weighted average trading stock price of $5.00 per share, another 297,619 will vest upon achieving a stock price of $9.00 per share, and the final 297,619 will vest upon achieving a stock price of $14.00 per share, in each case for 20 consecutive trading days and subject to continued employment through the date the stock price performance condition is achieved. The Committee intends for these awards to represent a “front-loading” of long-term incentive compensation; i.e., the Committee does not expect to grant regular long-term incentive awards to Mr. Ennen prior to the completion of the performance periods noted above.

CFO Retention

On March 28, 2018, the Committee approved the terms and conditions of a Letter Agreement between the Company and Robert McKeracher (the “Retention Agreement”). The Retention Agreement provides that if Mr. McKeracher voluntarily remains an employee of the Company through the later of (i) the date the Company’s Annual Report on Form 10-K for the fiscal year ending December 28, 2019 is filed with the Securities and Exchange Commission or (ii) March 31, 2020 (the latest of such dates to occur being referred to in the Retention Agreement as the “Retention Date”), he will receive a retention bonus equivalent to sixty percent (60%) of his annual base salary as of the Retention Date (the “Retention Bonus”). The Retention Bonus is comprised of a 50% cash payment and a 50% grant of Restricted Stock Units (the “RSUs”). The cash portion of the Retention Bonus, less all applicable withholdings, will be paid to Mr. McKeracher on the first regular payroll date following the Retention Date. The RSUs were issued within ten (10) days after the date of the Retention Agreement and will vest on the Retention Date if Mr. McKeracher is entitled to receive the Retention Bonus.

Other Compensation

Our executive officers are eligible to receive the same types of benefits that we make available to other employees, including:

  Group health benefits, which includes medical, dental, vision and prescription drug coverage, group life insurance and short-term and long-term disability plans; and
  Retirement benefits in the form of a 401(k) plan for U.S. employees, a Registered Retirement Savings Plan match for Canadian employees and a defined benefit pension plan for certain European employees.

In addition, from time to time executive officers receive modest additional perquisites that are not generally available to other employees, most commonly automobile benefits. In recent years, we have substantially reduced the scope of these perquisites. For additional information regarding other compensation during 2018, see the “All Other Compensation” column in the Summary Compensation Table which follows.

We have entered into employment or other agreements with our NEOs, most of which provide for certain benefits upon a change of control of the Company or upon a termination of employment by the Company without cause. These arrangements are intended to meet both business and human resources needs, encouraging the executives to weigh potential transitions based on shareholder interests, rather than personal ones, and to provide a measure of security to executives in the event of an actual or potential change in corporate ownership/control. The potential benefits received by the NEOs in connection with a change-in-control or termination of employment under certain circumstances below under “Estimated Potential Payments upon Termination of Employment”.

Stock Ownership Guidelines

We expect our senior executives to maintain substantial ownership of SunOpta stock:

Category	Ownership Guideline
CEO	5x base salary
Other NEOs	2x base salary
Other Senior Leadership Team Members	1x base salary
Independent Directors	5x annual cash retainer

We believe this creates important alignment with shareholders. Executive participants have five years to be in accordance with these guidelines. If, at the end of five years, the CEO or other NEOs and members of the Senior Leadership Team are not in compliance, 50% of all short-term incentive payouts are provided in equity rather than cash until the guideline is met.

Assessment of Risk

The Compensation Committee conducts an annual review of risk associated with the compensation programs. The 2018 review found the programs to be within acceptable parameters.

Clawback Policy

If material non-compliance with any financial reporting requirement leads to an accounting restatement, the Company has authority, as part of the STIP and the Company’s standalone Clawback Policy, to recover from current and former executives any incentive-based pay which would not have been awarded based on the restated financials. This authority extends to the three years preceding the restatement.

Limitations on Deductions

With respect to tax years beginning before December 31, 2017, Section 162(m) of the Internal Revenue Code generally limited the deductibility of executive compensation paid to our CEO and the other NEOs to $1,000,000 per year but contained an exception for certain performance-based compensation. The exemption from Section 162(m)’s deduction limit for performance-based compensation has been repealed, effective for taxable years beginning after December 31, 2017, such that compensation paid to our CEO and the other NEOs in excess of $1,000,000 will no longer be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017. It had been our general policy to preserve the deductibility of compensation paid to executive officers, where applicable. However, the Compensation Committee reserved the right to approve the payment of compensation to our executive officers that does not qualify as “performance-based” within the meaning of Section 162(m) and therefore, may not be deductible for federal income tax purposes. In addition, because of uncertainties as to the scope of the transition relief, no assurance can be given that compensation intended to satisfy the requirements for exemption from the deduction limit of Section 162(m) in fact will be eligible for transition relief.

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Compensation of Named Executive Officers-Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(4)	Total ($)
David Colo, President and Chief Executive Officer	2018 2017	650,000 583,929	- -	- 1,475,006	- 870,470	- -	13,167 9,280	663,167 2,938,685
Robert McKeracher (5), Vice President and Chief Financial Officer	2018 2017 2016	360,966 347,318 298,146	- - -	140,211 648,738 64,583	- 158,265 62,021	- - -	26,739 26,700 24,999	527,916 1,181,021 449,749
John Ruelle, Senior Vice President RMSS and Corporate Development	2018 2017 2016	417,840 411,721 384,756	- 208,922 -	- 768,462 61,967	- 187,471 59,508	- - -	14,199 12,785 13,538	432,039 1,589,361 519,769
Gerard Versteegh (6) Senior Vice President, Global Ingredients	2018 2017 2016	437,481 415,788 314,304	- 112,810 -	- 813,768 37,896	- 198,523 604,393	- - -	- - -	437,481 1,540,889 956,593
Chris Whitehair, Senior Vice President Operations	2018 2017	385,000 271,242	- -	- 851,058	- 172,731	- -	10,121 226,163	395,121 1,521,194

(1)	For Mr. Ruelle and Mr. Versteegh, consists of retention bonuses.

(2)

Consists of the grant-date fair value of RSUs and PSUs granted to NEOs. Please see Note 15, “Stock-Based Compensation,” to the Company’s consolidated financial statements included in our Annual Report on Form 10-K for a detailed description of the assumptions used to calculate the fair value of PSUs. For additional information on our long-term equity incentive awards, see “—Compensation Discussion and Analysis—Long Term Incentives.” In 2018, Mr. McKeracher was the only NEO to receive a stock award grant as part of his Retention Agreement.

(3)

Consists of the aggregate grant-date fair value of stock options granted to NEOs, calculated in accordance with FASB ASC Topic 718. Please see Note 15, “Stock-Based Compensation,” to the Company’s consolidated financial statements included in our Annual Report on Form 10-K for a detailed description of the assumptions used to calculate the fair value of options. For additional information on our long-term equity incentive awards, see “—Compensation Discussion and Analysis—Long Term Incentives.” No Option awards were granted to NEOs in 2018.

(4)	Represents retirement savings contributions, automobile benefits, life and long-term disability insurance benefits, and wellness rewards. See “All Other Compensation” table below.

(5)

Mr. McKeracher is paid in Canadian dollars. His compensation has been converted to U.S. dollars using the average annual exchange rate applicable for each year. For 2018, 2017 and 2016, these rates were 0.7723, 0.7708, and 0.7548 Canadian dollars for each U.S. dollar, respectively

(6)

Mr. Versteegh is paid in euros. His compensation has been converted to U.S. dollars using the average annual exchange rate applicable for each year. For 2018, 2017 and 2016, these rates were 1.1812, 1.1281, and 1.1066 euros for each U.S. dollar, respectively.

The following table details the various components included in the “All Other Compensation” column for 2018.

All Other Compensation

Name	Retirement Plan/401(k) Contributions ($)	Auto ($)	Life and Long-Term Disability Insurance ($)	Other ($)	Total ($)
David Colo	12,375	-	792	-	13,167
Robert McKeracher	10,044	14,621	2,074	-	26,739
John Ruelle	10,125	3,282	792	-	14,199
Gerard Versteegh	-	-	-	-	-
Chris Whitehair	9,329	-	792	-	10,121

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The following table summarizes grants of long-term equity incentive awards to our NEOs in fiscal 2018, and the estimated possible payouts under our short-term incentive plan for fiscal 2018. Short-term incentive plan for fiscal 2018 did not pay out.

Grants of Plan-Based Awards

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Possible Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Under- lying Options (#)(4)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($)(5)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
David Colo	N/A 02/06/2017 02/06/2017 02/06/2017 03/09/2017	81,250 - - - -	812,500 - - - -	1,625,000 - - - -	- 92,593 - - -	- 185,186 - - -	- 277,780 - - -	- - 50,000 - 50,000	- - - 473,940 -	- - - 7.00 -	- 775,006 350,000 870,470 350,000
Robert McKeracher	N/A 04/05/2018 05/24/2017 05/24/2017 05/24/2017	18,048 - - -	180,483 - - -	360,966 - - -	- 27,724 - -	- 55,448 - -	- 83,172 - -	- 19,207 - 16,634 -	- - - 37,131	- - - 9.50	- 140,211 490,715 158,023 158,265
John Ruelle	N/A 05/24/2017 05/24/2017 05/24/2017	21,863 - - -	218,629 - - -	417,843 - - -	- 32,840 - -	- 65,680 - -	- 98,521 - -	- - 19,704 -	- - - 43,983	- - - 9.50	- 581,274 187,188 187,471
Gerard Versteegh	N/A 05/24/2017 05/24/2017 05/24/2017	21,874 - - -	218,741 - - -	437,481 - - -	- 34,776 - -	- 69,552 - -	- 104,329 - -	- - 20,866 -	- - - 46,576	- - - 9.50	- 615,541 198,227 198,523
Chris Whitehair	N/A 05/24/2017 05/24/2017 05/24/2017	19,250 - - -	192,500 - - -	385,000 - - -	- 30,259 - -	- 60,518 - -	- 90,777 - -	- - 18,155 -	- - - 40,525	- - - 9.50	- 535,584 172,473 172,732

(1)

Reflects each NEO’s possible payouts under our STIP for fiscal 2018. Amounts shown indicate each NEO’s potential bonus assuming successful achievement of the NEO’s performance objectives. For additional information on our STIP, see “—Compensation Discussion and Analysis—Short Term Incentive Plan.” No amounts were paid for 2018 because the performance criteria were not satisfied.

(2)

Represents grants of PSU awards to receive Common Shares. The number of PSUs that may vest and be converted into Common Shares is subject to the satisfaction of certain stock price performance conditions during a three-year performance period ending February 6, 2020 for Mr. Colo and May 24, 2020 for the other NEOs. One-third of the PSUs will vest upon achieving a stock price of $11.00, one-third will vest upon achieving a stock price of $14.00, and one-third will vest upon achieving a stock price of $18.00, in each case for 20 consecutive trading days, and subject to continued employment through the three-year performance period ending on February 6, 2020 for Mr. Colo and May 24, 2020 for the other NEOs. If stock price hurdles are not attained, no PSUs will vest. Mr. Colo’s PSUs were forfeited and cancelled upon his date of termination. For additional information on our long-term equity incentive awards, see “—Compensation Discussion and Analysis—Long Term Incentives”.

(3)	Represents grants of RSUs to receive Common Shares, which vest one-third annually beginning on the first anniversary of the grant date.

(4)

Represents grants of stock options to purchase Common Shares. For Mr. Colo, the vesting of the stock options is subject to the satisfaction of certain stock price performance conditions during a three-year performance period ending February 6, 2020. One-third of the stock options will vest upon achieving a stock price of $11.00, one-third will vest upon achieving a stock price of $14.00, and one-third will vest upon achieving a stock price of $18.00, in each case for 20 consecutive trading days, and subject to Mr. Colo’s continued employment through the three-year performance period ending February 6, 2020. Mr. Colo’s stock options were forfeited and cancelled upon his date of termination. For all NEOs other than Mr. Colo, stock options vest on the third anniversary of the grant date. All stock options expire on the tenth anniversary of the grant date.

(5)

Consists of the aggregate grant-date fair value of equity incentive awards granted to our NEOs, calculated in accordance with FASB ASC Topic 718. Please see Note 15, “Stock-Based Compensation,” to SunOpta Inc.’s consolidated financial statements included in our Annual Report on Form 10-K for a detailed description of the assumptions used to calculate the fair value of stock-based awards.

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The following table summarizes the outstanding equity award holdings of our NEOs as of December 29, 2018. This table incudes unexercised and unvested option awards and unvested PSUs and RSUs.

Outstanding Equity Awards at Fiscal Year End

Name	Option Awards						Stock Awards
	Date of Grant	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Equity Incentive Plan Awards: Securities Underlying Unexercised, Unearned Options (2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units That Have Not Vested (#)(3)	Market Value of Shares or Units That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)
David Colo	02/06/2017 02/06/2017 02/06/2017 03/09/2017	- - - -	- - - -	473,940 - - -	7.00 - - -	02/06/2027 - - -	- - 33,333 33,333	- - 127,999 127,999	- 277,780 - -	- 1,066,675 - -
Robert McKeracher	05/08/2012 05/07/2013 05/13/2014 05/12/2015 05/24/2016 05/24/2017 05/24/2017 05/24/2017 04/05/2018	70,000 60,000 15,089 13,272 30,439 14,661 - - -	- - 3,772 8,848 15,219 22,470 - - -	- - - - - - - - -	5.73 7.36 11.30 10.08 3.27 9.50 - - -	05/08/2022 05/07/2023 05/13/2024 05/12/2025 05/24/2026 05/24/2027 - - -	- - - - - - 11,089 - 19,207	- - - - - - 42,582 - 73,755	- - - - - - - 83,172	- - - - - - - 319,380
John Ruelle	05/08/2012 05/07/2013 05/13/2014 05/12/2015 05/24/2016 05/24/2017 05/24/2017 05/24/2017	70,000 36,000 17,774 20,525 1,716 - - -	- - 956 3,910 26,632 43,983 - -	- - - - - - - -	5.73 7.36 11.30 10.08 3.27 9.50 - -	05/08/2022 05/07/2023 05/13/2024 05/12/2025 05/24/2026 05/24/2027 - -	- - - - - - 13,136 -	- - - - - - 50,442 -	- - - - - - - 98,521	- - - - - - - 378,321

Name	Option Awards						Stock Awards
	Date of Grant	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Equity Incentive Plan Awards: Securities Underlying Unexercised, Unearned Options (2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units That Have Not Vested (#)(3)	Market Value of Shares or Units That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)
Gerard Versteegh	03/05/2012 05/08/2012 05/07/2013 05/13/2014 05/12/2015 05/24/2016 11/08/2016 05/24/2017 05/24/2017 05/24/2017	35,000 35,000 35,000 8,522 9,450 17,861 - - - -	- - - 2,131 6,300 8,930 200,000 46,576 - -	- - - - - - - -	5.15 5.73 7.36 11.30 10.08 3.27 6.65 9.50 - -	03/05/2018 05/08/2022 05/07/2023 05/13/2024 05/12/2025 05/24/2026 11/08/2026 05/24/2027 - -	- - - - - - - - 13,911 -	- - - - - - - - 53,418 -	- - - - - - - - - 104,329	- - - - - - - - - 400,623
Chris Whitehair	05/24/2017 05/24/2017 04/10/2017 05/24/2017	- - - -	40,525 - - -	- - - -	9.50 - - -	05/24/2017 - - -	14,667 12,103	56,321 46,475	90,777	348,584

(1)

Stock options granted prior to 2016 vest at a rate of 20% per year over five years. Stock options granted to NEOs on May 24, 2016 vest one-third per year over three years. Stock options granted to Mr. Versteegh on November 8, 2016 vest 100% after three years. Stock options granted to NEOs in 2017 vest 100% after three years.

(2)

The vesting of stock options granted to Mr. Colo is subject to the satisfaction of certain stock price performance conditions during a three-year performance period ending February 6, 2020. One-third of the option awards will vest upon achieving a stock price of $11.00, one-third will vest upon achieving a stock price of $14.00, and one-third will vest upon achieving a stock price of $18.00, in each case for 20 consecutive trading days, and subject to Mr. Colo’s continued employment through the three-year performance period ending February 6, 2020. Mr. Colo’s stock options were forfeited and cancelled upon his date of termination. The number of shares shown in the above table related to these stock options is the maximum number of Common Shares that could be issued at the end of the performance period.

(3)

Represents grants of RSU awards. RSUs vest one-third per year over three years. The market value of the RSUs is based on the closing market price of the Common Shares on the last trading day of fiscal 2018 of $3.84.

(4)

Represents grants of PSU awards. For PSUs granted in 2016, the number of PSUs that may vest is based on the Company’s performance relative to a predetermined performance measure at the end of a three-year performance period ending on December 29, 2018. If the targeted performance measure is exceeded, the maximum number of Common Shares that could be issued upon vesting of these PSUs is 200% of the number of PSUs granted. If the Company’s performance is below an established minimum threshold of the performance measure, no amount of these PSUs will vest. The number of shares shown in the above table related to these PSUs is based on the number of Common Shares that would be issued at the end of the performance period at the target level of performance, subject to the NEO’s continued employment.

For PSUs granted in 2017, vesting is subject to the satisfaction of certain stock price performance conditions during a three-year performance period ending February 6, 2020 for Mr. Colo and May 24, 2020 for the other NEOs. One-third of these PSUs will vest upon achieving a stock price of $11.00, one-third will vest upon achieving a stock price of $14.00, and one-third will vest upon achieving a stock price of $18.00, in each case for 20 consecutive trading days, and subject to continued employment through the three-year performance period ending on February 6, 2020 for Mr. Colo and May 24, 2020 for the other NEOs. If stock price hurdles are not attained, no amount of these PSUs will vest. The number of shares shown in the above table related to these PSUs is the maximum number of Common Shares that could be issued at the end of the performance period. Mr. Colo’s PSUs were forfeited and cancelled upon his date of termination.

The market value of the PSUs is based on the closing market price of the Common Shares on the last trading day of fiscal 2018 of $3.84.

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Option Exercises and Stock Vested During Fiscal 2018

The following table details certain information concerning stock options exercised by the NEOs and stock awards that vested during the fiscal year ended December 29, 2018.

Option Exercises and Stock Vested

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
David Colo	-	-	33,334	230,005
Rob McKeracher	-	-	5,545	42,697
John Ruelle	-	-	6,568	50,574
Gerard Versteegh	-	-	6,955	53,554
Chris Whitehair	-	-	13,385	99,031

(1)	Value realized is based on the market value of the underlying Common Shares on the vesting date.

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Potential Payments on Termination or Change of Control

The Company’s Amended 2013 Stock Incentive Plan provides that, in the event of a merger, consolidation or plan of exchange involving the Company pursuant to which outstanding shares are converted into cash or other stock, securities or property, or a sale, lease or exchange or other transfer of all or substantially all of the assets of the Company, the Company’s Board of Directors may, in its sole discretion, provide that outstanding awards under the plan shall be treated in accordance with any of the following alternatives: (i) the outstanding award may be converted into a similar award based on the stock of the surviving or acquiring company, taking into account the relative values of the companies involved in the transaction; (ii) the outstanding award may be cancelled by the Company and the holder would receive cash in an amount equal to the value of the award, as determined by the Company’s Board of Directors; or (iii) the outstanding award may become fully exercisable and the Company’s Board of Directors would provide an arrangement pursuant to which the holder would have a reasonable opportunity to exercise any award or otherwise realize the value of the award. In the absence of express provisions in an NEO’s employment or other agreement the vesting of options granted on or after May 28, 2013 does not automatically accelerate upon a change of control or a subsequent termination of employment.

We have entered into employment or other agreements with our current NEOs and we have a SunOpta Foods, Inc. Severance Pay Plan (effective October 1, 2016), which provide for certain benefits upon a change of control of the Company or upon a termination of employment by the Company without cause or by the NEO with good reason, all as provided in the applicable agreement. Although some agreements with NEOs entered into prior to August 2016 provide for accelerated vesting of equity awards upon a “change of control” (so-called “single-trigger” provisions), employment agreements entered into with NEOs and other executive officers of the Company after August 2016 generally provide for accelerated vesting of awards only if the executive’s employment is terminated under specified circumstances within a specified period before or following a change of control (so-called “double-trigger” provisions). The definition of “change of control” varies among the agreements and generally includes (i) the acquisition of stock representing a majority of the voting power of the Company’s stock; (ii) at any time during a period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company (“Incumbent Directors”) shall cease for any reason to constitute at least a majority thereof; provided, however, that the term “Incumbent Director” shall also include each new director elected during such two-year period whose nomination or election was approved by two-thirds of the Incumbent Directors then in office; (iii) any consolidation, merger or plan of exchange involving the Company as a result of which the holders of outstanding stock of the Company immediately prior to the transaction do not continue to hold at least 50% of the combined voting power of the outstanding voting securities of the surviving corporation or a parent corporation of the surviving corporation immediately after the transaction; and (iv) the sale of all or substantially all of the assets of the Company. The definition of “cause” varies among the agreements.

The benefits to be received by the NEOs under the terms of their applicable employment or other agreements in connection with a change of control or upon termination of employment under certain circumstances are summarized as follows:

David Colo

Termination without cause or by executive for good reason: In the event Mr. Colo’s employment is terminated by the Company without cause or by Mr. Colo for good reason, he will be entitled to receive (i) any accrued but unpaid base salary and unpaid annual bonuses from prior years; (ii) a lump sum payment equal to one times his base salary (the “Lump Sum Payment”); (iii) a pro-rated annual bonus for the current year (the “Bonus Payment”), and (iv) the immediate vesting of any unvested Special RSUs and a prorated portion of unvested Special Stock Options and Special Performance Units for which the stock price hurdles have been satisfied. For terminations on or after the 18-month anniversary of Mr. Colo’s employment agreement, the Lump Sum Payment is equal to the sum of (i) one and a half times his base salary and (ii) the lesser of his prior year bonus and target bonus.

Termination of employment following a Change of Control: In the event Mr. Colo’s employment is terminated by the Company without cause or by Mr. Colo for good reason within 12 months following a change of control of the Company or, under certain circumstances, within a two month period prior to such transaction, Mr. Colo shall be entitled to the same benefits as in the event of termination without cause or by executive for good reason plus he will be entitled to receive a lump sum payment equal to the difference of (a) the sum of two times his then-current base salary, plus, a pro-rata amount of his target bonus for that year; and (b) the sum of the Lump Sum Payment and the Bonus Payment. If any of the payments or benefits received by Mr. Colo in connection with a change of control result in a 280G excise tax, within the meaning of Section 280G of the Internal Revenue Code, then the Company’s payments to Mr. Colo will potentially be reduced if such reduction will result in a greater net benefit to Mr. Colo.

Termination of employment in the event of death or disability: Upon a termination of Mr. Colo’s employment due to death or disability, the Company would provide the following compensation: (i) immediate vesting on all of Mr. Colo’s unvested Special RSUs; and (ii) immediate vesting on all of his unvested Special PSUs and Special Options, including only the shares for which the stock price hurdle vesting requirements have been satisfied.

Robert McKeracher

Change of Control and Termination Following a Change in Control: Upon a change of control, all of Mr. McKeracher’s unvested options granted prior to 2017 will immediately vest and any unvested performance share units granted prior to 2017 will vest according to the performance payout factor calculated as if the performance period ended on the last day of the Company’s most recently completed fiscal quarter prior to the date of the transaction (with the performance measure adjusted for the shorter performance period). For grants awarded in 2017 and 2018, upon termination within 12 months following a change of control without cause or for good reason (i) any unvested options and restricted stock units will vest upon termination, and (ii) any unvested performance share units will vest if the stock price hurdle vesting requirements have been satisfied. If material changes are proposed to Mr. McKeracher’s position, he will have the option of terminating his employment and receiving a lump sum severance payment equal to 12 months (plus an additional one month per year of service from October 2011 up to a maximum of 18 months) of his base salary and a bonus payment as described below and continuation of his auto allowance and certain medical, dental and insurance benefits for between 12 and 18 months, depending on his length of service. For purposes of calculating the lump sum severance payment, the bonus payment will be based on the higher of (i) the average of his bonus for the year in which termination occurs, on a prorated basis based on year to date results (assuming a minimum of six months have elapsed during the year in which employment termination occurs) and his bonus for the preceding year; or (ii) the average of his bonus payouts for the previous two years of employment.

Termination by the Company without Cause: Upon a termination of Mr. McKeracher’s employment without cause, he would receive similar benefits as described above relating to a change of control, except that the vesting of unvested equity awards would not be accelerated. Under a retention agreement, if Mr. McKeracher is terminated without cause prior to the later of (i) the date the Company’s Annual Report on Form 10-K for the fiscal year ending December 28, 2019 is filed with the Securities and Exchange Commission or (ii) March 31, 2020 (the latest of such dates to occur being referred to in the Retention Agreement as the “Retention Date”), he would receive 60% of his base salary, comprised of a 50% cash payment and a 50% grant of Restricted Stock Units, which shall be paid or fully vest upon termination.

John Ruelle

Change of Control and Termination Following a Change in Control: Upon a change of control, all of Mr. Ruelle’s unvested options granted prior to 2017 will immediately vest and any unvested performance share units granted prior to 2017 will vest according to the performance payout factor calculated as if the performance period ended on the last day of the Company’s most recently completed fiscal quarter prior to the date of the transaction (with the performance measure adjusted for the shorter performance period). For grants awarded in 2017, upon termination within 12 months following a change of control, including termination without cause or for good reason (i) any unvested options and restricted stock units will vest upon termination, and (ii) any unvested performance share units will vest if the stock price hurdle vesting requirements have been satisfied. In addition, if material changes are proposed to Mr. Ruelle’s position, he will have the option of terminating his employment and receiving a lump sum severance payment equal to 12 months (plus an additional one month per year of service from October 2011 up to a maximum of 18 months) of his base salary and a bonus payment as described below and continuation of his auto allowance and certain medical, dental and insurance benefits for between 12 and 18 months, depending on his length of service. For purposes of calculating the lump sum severance payment, the bonus payment will be based on the higher of (i) the average of his bonus for the year in which termination occurs, on a prorated basis based on year to date results (assuming a minimum of six months have elapsed during the year in which employment termination occurs) and his bonus for the preceding year or (ii) the average of his bonus payouts for the previous two years of employment.

Termination by the Company without Cause: Upon a termination of Mr. Ruelle’s employment without cause, he would receive similar severance benefits as described above under a change of control, except that the vesting of unvested equity awards would not be accelerated.

Gerard Versteegh

Termination without Cause: Upon a termination of Mr. Versteegh’s employment without cause, he will receive the higher of severance benefits equivalent to 12 months base salary, including holiday allowance and bonus (based on the average amount of the previous two years), or severance benefits calculated as per the formula provided by the Dutch Cantonal Court formula. The Dutch Cantonal Court formula fixes the redundancy payment for severance at a number of months’ salary. The formula includes factoring years of service, age, base salary, and reasonable compensation for the termination circumstance.

Termination of employment following a Change in Control: If, at any time during a period of 12 months following a change of control, the Company terminates Mr. Versteegh’s employment without cause, or the Company causes good reason (as defined in the agreement) Versteegh shall be entitled to the same benefits as in the event of termination without cause and (i) all unvested options granted prior to 2017 will immediately vest and any unvested performance share units granted prior to 2017 will vest according to the performance payout factor calculated as if the performance period ended on the last day of the Company’s most recently completed fiscal quarter prior to the date of the transaction (with the performance measure adjusted for the shorter performance period), and (ii) for grants awarded in 2017, (a) any unvested options and restricted stock units will vest upon termination, and (b) any unvested performance share units will vest if the stock price hurdle vesting requirements have been satisfied.

Chris Whitehair

Change of Control and Termination Following a Change of Control: Upon a change of control, all of Mr. Whitehair’s unvested options shall immediately vest if a Change in Control (as defined in the Plan) occurs and at any time within 12 months after the Change in Control, (a) his employment is terminated by the Company (or its successor) without Cause, or (b) his employment is terminated by the him for Good Reason, provided that he executes and delivers a release of claims. Options that became vested pursuant to this event may be exercised at any time before the Expiration Date or the expiration of 45 days after the employment termination date, whichever is the shorter period. All outstanding RSUs shall immediately vest if a Change in Control occurs. In addition, upon a termination of Mr. Whitehair’s employment without Cause, he will receive severance in accordance with the Termination by the Company without Cause, as noted below.

Termination by the Company without Cause: Upon a termination of Mr. Whitehair’s employment without cause, Mr. Whitehair is entitled to benefits under the SunOpta Foods, Inc. Severance Pay Plan (effective October 1, 2016) and will receive a lump sum severance payment equal to a multiple of his weekly base pay, where such multiple is determined as two weeks per year with a minimum and maximum of 39 and 52 weeks, respectively. In addition, the Company will pay, for a period of up to 12 months, the cost of medical insurance coverage for Mr. Whitehair and his dependents.

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Estimated Potential Payments upon Termination of Employment

Based on the applicable agreements with the NEOs described above, the following table sets forth the estimated benefits that would have been payable to the NEOs if a change of control had occurred and each NEO’s employment was terminated on the last day of the Company’s 2018 fiscal year under circumstances specified in the applicable agreements:

Potential Payments Upon Termination — Change of Control
Name	Lump Sum Severance Payment ($)	Continuation of Benefits ($)	Pro-Rata Vesting of Cash Retention ($)	Accelerated Vesting of RSUs ($)(1)	Accelerated Vesting of Stock Options ($)(2)	Accelerated Vesting of PSUs ($)(3)	Total ($)
David Colo	$2,112,500	–	–	$256,001	$0	$0	$2,368,501
Robert McKeracher (4)	$540,396		$216,293	$116,337	$17,350	$0	$890,376
John Ruelle	$640,265	$15,688	–	$50,442	$16,647	$0	$723,042
Gerard Versteegh (5)	$472,480	–	–	$53,418	$10,181	$0	$536,079
Chris Whitehair	$288,750	11,845	–	$102,797	$0	$0	$403,392

(1)

These amounts represent the value of unvested RSUs that would vest in the event of a termination of employment following a change of control, assuming a stock price of $3.84 per share, which was the closing price on December 29, 2018, the last trading day of the Company’s fiscal year.

(2)

These amounts represent, for unvested stock options that would vest in the event of a termination of employment following a change of control (or upon a change of control for options granted prior to 2017 to Mr. McKeracher and Mr. Ruelle) the difference between $3.84 per share, which was the closing price on December 29, 2018, the last trading day of the Company’s fiscal year, and the applicable exercise of the stock options. The stock price hurdles applicable to Mr. Colo’s 2017 Special Options have not been satisfied as of the end of fiscal 2018, and, therefore, zero value is included in these calculations for those awards.

(3)

These amounts represent the value of unvested PSUs that would vest in the event of a termination of employment following a change of control (or upon a change in control for the 2016 PSUs), assuming a stock price of $3.84 per share, which was the closing price on December 29, 2018, the last trading day of the Company’s fiscal year. The stock price hurdles applicable to the 2017 PSUs have not been satisfied as of the end of the fiscal year, and, therefore, zero value is included in these calculations for those awards. For the 2016 PSUs, the number of shares issued upon a change of control would be determined by the payout factor calculated as if the performance period ended on the last day of the Company’s most recently completed fiscal quarter prior to the date of the change of control (with the performance measures adjusted by the Board for the shorter performance period). For the purposes of this table, the 2016 PSU amounts are estimated based on the target number of units granted.

(4)	Calculated based on the average annual exchange rate for the year of CDN $1.00 = $0.7723

(5)	Calculated based on the average annual exchange rate for the year of €1.00 = $1.1812

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Based on the applicable agreements with the NEOs described above, the following table sets forth the estimated benefits that would have been payable to the NEOs if each officer’s employment was terminated by the Company without cause in the absence of a change of control on the last day of the Company’s 2018 fiscal year:

Potential Payments Upon Termination — Involuntary Termination Without Cause
Name	Lump Sum Severance Payment ($)	Continuation of Benefits ($)	Pro-Rata Vesting of Cash Retention ($)	Accelerated Vesting of RSUs ($)(2)	Accelerated Vesting of Stock Options ($)(3)	Accelerated Vesting of PSUs ($)(4)	Total ($)
David Colo (1)	$1,050,000	–	–	$256,001	-	-	$1,306,001
Robert McKeracher (5)	$540,396	$30,362	$216,158	–	–	–	$786,916
John Ruelle	$640,265	$15,688	–	–	–	–	$655,953
Gerard Versteegh (6)	$472,480	–	–	–	–	–	$472,480
Chris Whitehair	$288,750	$11,845	–	–	–	–	$300,595

(1)

These potential payments to Mr. Colo are also applicable in the event of a termination initiated by him for good reason, as defined in his employment agreement. Also, the potential payments to Mr. Colo in connection with the vesting of RSUs, stock options, and PSUs are also applicable in the event of a termination as a result of death or disability.

(2)

This amount represents the value of Mr. Colo’s unvested 2017 Special RSUs that would vest in the event of a termination of employment upon a change of control, assuming a stock price of $3.84 per share, which was the closing price on December 29, 2018, the last trading day of the Company’s fiscal year.

(3)

This amount represents the value of Mr. Colo’s unvested 2017 Special Options that would vest in the event of a termination of employment following a change of control. However, the applicable stock price hurdles have not been satisfied as of the end of fiscal 2018, and, therefore, zero value is included in these calculations for those awards.

(4)

This amount represents the value of Mr. Colo’s unvested 2017 Special PSUs that would vest in the event of a termination of employment following a change of control. However, the applicable stock price hurdles have not been satisfied as of the end of fiscal 2018, and, therefore, zero value is included in these calculations for those awards.

(5)	Calculated based on the average annual exchange rate for the year of CDN $1.00 = $0.7723
(6)	Calculated based on the average annual exchange rate for the year of €1.00 = $1.1812

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CEO Pay Ratio

Set below is information about the relationship of the annual total compensation of David Colo, who served as our CEO during the fiscal year ended December 29, 2018, and the median annual total compensation of our employees other than Mr. Colo.

For 2018:

  The annual total compensation of Mr. Colo, as reported in the Summary Compensation Table presented elsewhere in this Proxy Statement, was $663,617. Because Mr. Colo did not receive any equity grants in fiscal year 2018, the total compensation is made up of salary and all other non-equity compensation.

  The median annual total compensation of our employees (other than Mr. Colo) was $41,000.

  The ratio of the annual total compensation of Mr. Colo to the median annual total compensation of our other employees was 16 to 1.

In estimating the ratio set forth above, we used the following methodology:

  As of December 29, 2018, we had 2,351 full-time, part-time and seasonal employees globally, consisting of 1,379 employees in the U.S. and 972 employees in non-U.S. jurisdictions. In determining the identity of our median employee, we excluded 112 employees employed in the following non-U.S. jurisdictions: 104 employees in Ethiopia, 5 employees in Germany, and 3 employees in France, representing approximately 4.7% of our total employees. After excluding the countries and employees described above, we determined the identity of our median employee from a population of 2,239 employees, consisting of 1,379 employees in the U.S. and 860 employees in non-U.S. jurisdictions.

To identify the median employee from this employee population, we first calculated each employee's annual base compensation rate, we then used statistical sampling to identify employees who were paid within a 2.5% range of the median and we then selected an employee from that group who was reasonably representative of our workforce.

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Amended 2013 Stock Incentive Plan

The Amended 2013 Stock Plan (the “Amended 2013 Plan”) is administered by the Compensation Committee of the Board of Directors (the “Committee”). The Committee may promulgate rules and regulations for the operation of the Amended 2013 Plan and related agreements and generally supervises the administration of the Amended 2013 Plan. See Proposal 4 - Approval of Amended 2013 Stock Incentive Plan for additional information regarding the Amended 2013 Plan.

Employee Stock Purchase Plan

Pursuant to the Company’s employee stock purchase plan (the “ESPP”), a total of 3,000,000 Common Shares have been reserved for the grant of options under the ESPP, subject to adjustment upon changes in capitalization of the Company. The purpose of the ESPP is to provide employees of the Company and its designated subsidiaries with an opportunity to purchase Common Shares. It is the intention of the Company to have the ESPP qualify as an "Employee Stock Purchase Plan" under Section 423 of the United States Internal Revenue Code of 1986, as amended (the “Code”). The ESPP will continue in effect until June 30, 2025 unless sooner terminated by the Board.

Any person who has been continuously employed as an employee for thirty days and works at least 20 hours per week (each an “Employee”) is eligible to participate, subject to the requirements and limitations of the ESPP. No Employee may be granted an option under the ESPP (i) if, immediately after the grant, such Employee (or any other person whose Common Shares would be attributed to such Employee pursuant to Section 424(d) of the Code) would own Common Shares and/or hold outstanding options to purchase Common Shares possessing five percent or more of the total combined voting power or value of all classes of shares of the Company or of any subsidiary of the Company, or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its subsidiaries to accrue at a rate which exceeds USD $25,000 or the Canadian equivalent based on the exchange rate on the previous December 31 (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

The ESPP is implemented by a series of “Offering Periods”, namely the period of either twelve or fourteen weeks commencing on March 1, June 1, September 1 and December 1 of each year (or at such other time or times as may be determined by the Board). Each participant may elect to have payroll deductions made on each payroll during the Offering Period in an amount not less than 1% and not more than 10% of such participant's compensation on each such payroll. On the last business day of each Offering Period (the “Exercise Date”), each eligible Employee participating in such Offering Period is granted the option to purchase a number of shares of the Common Stock determined by dividing such Employee's contributions accumulated prior to the Exercise Date by the applicable Exercise Price. “Exercise Price” means, with respect to an Offering Period, an amount equal to the average of the closing price of the Common Shares for the period of five consecutive trading days ending on the last trading day of such Offering Period multiplied by 100%, minus 15%. Unless a participant withdraws from the ESPP, his or her option for the purchase of Common Shares will be exercised automatically on the last business day of the Offering Period, and the maximum number of full Common Shares subject to the option will be purchased for him or her at the applicable Exercise Price with the accumulated contributions in his or her account.

During a participant's lifetime, a participant's option to purchase Common Shares is exercisable only by him or her. Neither contributions credited to a participant's account nor any rights with regard to the exercise of an option or to receive Common Shares under the ESPP may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as a designated beneficiary provided herein) by the participant. Any such attempt at assignment, transfer, pledge or other disposition will be ineffective, except that the Company may treat such act as an election to withdraw funds from the ESPP. Upon termination of the participant's employment for any reason, including retirement or death, the contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto and his or her option will be automatically terminated.

The Board may at any time terminate or amend the ESPP. No such termination may affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any participant provided that an Offering Period may be terminated by the Board on an Exercise Date or by the Board's setting a new Exercise Date with respect to an Offering Period then in progress if the Board determines that termination of the Offering Period is in the best interests of the Company and the stockholders or if continuation of the Offering Period would cause the Company to incur adverse accounting charges in the generally-accepted accounting rules applicable to the ESPP.

In addition, to the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company will obtain stockholder approval in such a manner and to such a degree as so required. Without stockholder consent and without regard to whether any participant rights may be considered to have been adversely affected, the Board is entitled to change the Offering Periods, change the discount factor between 0% and 15%, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than Canadian or United States dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's compensation, and establish such other limitations or procedures as the Board determines in its sole discretion advisable that are consistent with the ESPP.

Annual Burn Rate

In accordance with the policies of the TSX, the following table sets out the burn rate of the awards granted under the Company’s security-based compensation arrangements, namely the Stock Incentive Plans and Employee Stock Purchase Plan, as of the end of the financial year ended December 29, 2018 and for the two preceding financial years. The burn rate is calculated by dividing the number of securities granted under each security-based compensation agreement during the relevant fiscal year by the weighted-average number of Common Shares outstanding for the applicable fiscal year.

Compensation Plan	2018	2017	2016
Stock Incentive Plans	*	4.97%	2.25%
Employee Stock Purchase Plan	*	*	*

*indicates less than 1% of the weighted-average number of Common Shares outstanding

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PROPOSAL FOUR – APPROVAL OF AMENDED 2013 STOCK INCENTIVE PLAN

Overview

The Company’s 2013 Stock Incentive Plan was originally approved by shareholders in May 2013. An amended plan increasing the number of Common Shares reserved for issuance pursuant to the plan from 1,750,000 to 3,000,000 was approved by shareholders in May 2016 and in May 2017 the shareholders approved an amended plan increasing the number of Common Share reserved for issuance pursuant to the plan from 3,000,000 to 6,800,000 (as amended through May 2017, the “Existing 2013 Plan”). As of March 29, 2019, there were 4,214,976 shares subject to outstanding awards under the Existing 2013 Plan and only 4,422,021 shares available for future grants. The Board of Directors reviewed the Existing 2013 Plan and determined that the current number of available Common Shares under the Existing 2013 Plan is insufficient to meet the Company’s objectives with respect to its ability to attract and retain talented individuals on a going-forward basis. The Board of Directors also determined to make certain other changes to the Existing 2013 Plan to, among other things, better align management and employee incentives with the interests of the Company. As a result, on April 5, 2019 the Board of Directors adopted, subject to shareholder and Toronto Stock Exchange approvals, the Amended 2013 Stock Incentive Plan in the form attached as set forth in Exhibit A (the “Amended 2013 Plan”). The Amended 2013 Plan increases the maximum number of Common Shares that can be issued by 1,000,000 Common Shares so that the total number of Common Shares reserved for issuance under the Amended 2013 Plan is 7,800,000. The Amended 2013 Plan also reflects certain other changes as described below. The Board of Directors believes that increasing the number of Common Shares available for equity incentives is necessary to allow the Company to continue to utilize equity-based compensation awards to retain and attract the services of key individuals essential to the Company’s growth and success. The Board of Directors also believes equity incentives enable participants to share in the Company’s future success. In addition, in order to reinforce the link to shareholder interests and to encourage stock ownership, the Board of Directors has revised the Company’s short-term incentive plan for 2019 so that certain bonuses paid to executive officers and other management level employees are paid in shares rather than cash.

We are therefore asking our shareholders to approve the Amended 2013 Plan which would result in the following principal changes to the Existing 2013 Plan, all as set forth in the Amended 2013 Plan and described in more detail below:

  In addition to employees, officers and directors of the Company, consultants who provide services to the Company or a parent or subsidiary of the Company or a corporation, limited liability company, partnership, joint venture or other entity in which the Company has an interest are eligible to receive awards under the Amended 2013 Plan, and conforming changes are reflected in the stated purpose of the plan.
  The number of Common Shares reserved for purposes of the Amended 2013 Plan is increased by 1,000,000 shares, for a total number of Common Shares reserved for the Amended 2013 Plan of 7,800,000 Common Shares plus any shares available for grant under the Company’s 2002 Stock Option Plan (the “Prior Plan”);
  The maximum number of Full Value Awards (as defined below) is increased from 4,550,000 Common Shares to 5,550,000 Common Shares; and
  For awards granted under the Amended 2013 Plan after March 1, 2017, the Amended 2013 Plan requires a minimum service period of one year from the grant date, subject to limited exceptions, including that this prohibition does not apply to (i) 5% of the sum of the number of shares available under the Amended 2013 Plan following the Meeting plus the number of additional shares that thereafter become available and (ii) up to 600,000 shares at target performance pursuant to awards under the Company’s 2019 short term incentive plan granted after March 1, 2019.

The complete text of the Amended 2013 Plan is attached to this Proxy Statement as Exhibit A, marked to show changes from the Existing 2013 Plan. The descriptions of the Amended 2013 Plan and the amendments are qualified in their entirety by reference to the full text of the Amended 2013 Plan.

Description of the Amended 2013 Plan

Eligibility. All natural persons who are employees, officers, directors, or consultants of the Company and its subsidiaries are eligible for selection for participation in the Amended 2013 Plan.

Administration. The Amended 2013 Plan is administered by the Compensation Committee of the Board of Directors (the “Committee”). The Committee may promulgate rules and regulations for the operation of the Amended 2013 Plan and related agreements and generally supervises the administration of the Amended 2013 Plan. The Committee determines the individuals to whom awards are made under the Amended 2013 Plan, the type of awards, the amount of the awards and the other terms and conditions of the awards. The Committee may also accelerate any exercise date, waive or modify any restriction with respect to an award or extend any exercise period, subject to the terms of the Amended 2013 Plan.

Types of Awards. The Amended 2013 Plan permits the Committee to grant a variety of awards, including stock options, stock appreciation rights, restricted stock, restricted stock units and performance-based awards.

Shares Reserved for the Amended 2013 Plan. A total of 7,800,000 Common Shares, plus any Common Shares available for grant under the Prior Plan and any additional Common Shares that become available for re-grant under the Prior Plan due to the cancelation or expiration of stock options, are reserved for issuance under the Amended 2013 Plan. Only 5,550,000 Common Shares may be awarded as Full Value Awards. “Full Value Awards” are stock awards for which the recipient pays no cash consideration or cash consideration of less than the fair market value of the underlying shares as of the grant date (as determined in accordance with the Amended 2013 Plan), except that shares issued in lieu of cash compensation otherwise payable to a participant are not Full Value Awards.

Duration of the Amended 2013 Plan; Amendments. The Amended 2013 Plan will continue until all Common Shares available for issuance under the Amended 2013 Plan have been issued and all restrictions on such shares have lapsed. The Board of Directors has the power to suspend, terminate, modify or amend the Amended 2013 Plan at any time, except that shareholder approval is required to add additional shares to the Amended 2013 Plan, increase the number of shares that can be issued as Full Value Awards or amend the provision prohibiting option re-pricing. Except in connection with a change in capital structure or certain transactions, however, no change in an award already granted shall be made without the written consent of the award holder if the change would adversely affect the holder.

No Dividends on Unvested Awards. No award granted under the Amended 2013 Plan shall provide for the payment of dividends on shares subject to the award before the shares have Vested. However, dividends accumulated between the grant date of an award and the Vesting date on shares that become Vested under the award may be paid to the recipient at or after the time the shares become Vested. “Vested” means that shares have been delivered to the recipient and are no longer subject to a substantial risk of forfeiture (as defined in regulations under Section 83 of the U.S. Internal Revenue Code of 1986, as amended (the “U.S. Code”)).

Minimum Service Period. No award granted under the Amended 2013 Plan after March 1, 2017 shall become Vested if the recipient does not remain in the service of the Company until the first anniversary of the date of grant, unless the recipient’s service is terminated as a result of the recipient’s death or physical disability (as defined in the applicable award agreement), or such earlier Vesting occurs in connection with a Change in Control of the Company, as defined in and to the extent permitted by the Amended 2013 Plan. However, the foregoing prohibition shall not apply to (i) 5% of the sum of the number of shares available for awards under the Amended 2013 Plan immediately following the 2017 annual meeting of shareholders plus the number of additional shares that thereafter become available and (ii) up to 600,000 shares at target performance pursuant to awards under the Company’s 2019 short term incentive plan granted after March 1, 2019.

Restrictions on Change in Control Vesting. No award granted under the Amended 2013 Plan after March 1, 2017 shall provide for any excuse from satisfaction of the continued service conditions of the award as a result of a Change in Control of the Company, except that an award agreement may excuse the recipient from the continued service obligation if:

                                 i. the recipient’s employment or service relationship is terminated by the employer or the Company without cause or by the recipient for good reason in connection with the Change in Control under terms specified in the award agreement; or

                                 ii. the award is not converted into an award for stock of the surviving or acquiring corporation in the Change in Control transaction under terms specified in the award agreement or pursuant to the Amended 2013 Plan; provided that any performance-based awards and other awards with performance-based vesting provisions that are settled or for which vesting is accelerated in connection with a Change in Control are settled or accelerated either on a pro-rata basis based on time elapsed during the performance period from the grant date or with performance measured for a performance period ending prior to the Change in Control under terms specified in the award agreement.

A Change in Control is generally defined in the Amended 2013 Plan to include (i) any merger in which the holders of Common Shares immediately prior to the merger do not continue to hold at least 50% of the voting power of outstanding securities of the surviving corporation or its parent corporation immediately after the merger, (ii) any sale of all or substantially all of the assets of the Company, (iii) at any time during a period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors (“Incumbent Directors”) cease for any reason to constitute at least a majority thereof; provided, however, that the term “Incumbent Director” shall also include each new director elected during such two-year period whose nomination or election was approved by two-thirds of the Incumbent Directors then in office; or (iv) any person (other than the Company or any employee benefit plan sponsored by the Company), as a result of a tender or exchange offer, open market purchases or privately negotiated purchases from anyone other than the Company, has become the beneficial owner of 50% or more of the outstanding Common Shares.

Stock Options. The Committee may grant stock options to eligible individuals under the Amended 2013 Plan. No employee or consultant may be granted options or stock appreciation rights for more than an aggregate of 1,500,000 Common Shares in any fiscal year. The Committee determines the individuals to whom options are granted, the exercise price of each option, the number of shares to be covered by each option, the period of each option, the times at which each option may be exercised, and whether each option is an Incentive Stock Option (intended to meet all of the requirements of an Incentive Stock Option as defined in Section 422 of the U.S. Code) or a non-statutory stock option. The exercise price of each option may not be less than 100% of the fair market value of the underlying shares on the date of grant, except that if a grantee of an Incentive Stock Option at the time of grant owns stock possessing more than 10% of the combined voting power of all classes of stock of the Company, the exercise price may not be less than 110% of the fair market value of the underlying shares on the date of grant. For purposes of determining the exercise price of options granted under the Amended 2013 Plan, the fair market value of the Common Shares will be deemed to be the closing price of the Common Shares as reported by NASDAQ, or such other reported value of the Common Shares as shall be specified by the Committee, on the date of grant. No monetary consideration will be paid to the Company upon the granting of options.

Options may be granted for varying periods established at the time of grant. Incentive Stock Options are non-transferable except in the event of the death of the holder. The Committee has discretion to allow non-statutory stock options to be transferred to immediate family members of the optionee, subject to certain limitations. Options will be exercisable in accordance with the terms of an option agreement entered into at the time of the grant. In the event of the death or other termination of an optionee’s employment with the Company, the Amended 2013 Plan provides that, unless otherwise determined by the Committee, the optionee’s options may be exercised for specified periods thereafter (12 months in the case of termination by reason of death or disability and 30 days in the case of termination for any other reason). The Amended 2013 Plan also provides that upon any termination of employment, the Committee may extend the exercise period for any period up to the expiration date of the option and may increase the portion of the option that is exercisable.

The purchase price for shares purchased pursuant to the exercise of options must be paid in cash or, with the consent of the Committee, in whole or in part in Common Shares. With the consent of the Committee, an optionee may request the Company to withhold shares from the exercise to cover required tax withholding or to satisfy the exercise price. Upon the exercise of an option, the number of shares subject to the option and the number of shares available for issuance under the Amended 2013 Plan will be reduced by the number of shares issued upon exercise of the option plus the number of shares, if any, withheld upon exercise to satisfy the exercise price or required tax withholding. Option shares that are not purchased prior to the expiration, termination or cancellation of the related option will become available for future awards under the Amended 2013 Plan.

Re-pricing Prohibition. The Amended 2013 Plan provides that, unless shareholder approval is obtained, no stock option may be (i) amended to reduce the exercise price, or (ii) canceled in exchange for cash, another award or any other consideration at a time when the exercise price of the option exceeds the fair market value of the Common Shares.

Stock Appreciation Rights. The Committee may grant stock appreciation rights (“SARs”) to eligible individuals under the Amended 2013 Plan. SARs may, but need not, be granted in connection with an option. A SAR gives the holder the right to payment from the Company of an amount equal in value to the excess of the fair market value on the date of exercise of one common share over its fair market value on the date of grant (or, if granted in connection with an option, the exercise price per share under the option to which the SAR relates), multiplied by the number of shares covered by the portion of the SAR or option that is surrendered. The fair market value of the Common Shares on the date of exercise will be deemed to be the closing price of the Common Shares as reported by NASDAQ, or such other reported value of the Common Shares as shall be specified by the Committee, on the date of exercise, or if such date is not a trading day, then on the immediately preceding trading day. A SAR holder will not pay the Company any cash consideration upon either the grant or exercise of a SAR, except for tax withholding amounts upon exercise.

A SAR is exercisable only at the time or times established by the Committee. If a SAR is granted in connection with an option, it is exercisable only to the extent and on the same conditions that the related option is exercisable. Payment by the Company upon exercise of a SAR may be made in Common Shares valued at fair market value, or in cash, or partly in stock and partly in cash, as determined by the Committee. If a SAR is not exercised prior to the expiration, termination or cancellation of the SAR, the unissued shares subject to the SAR will become available for future awards under the Amended 2013 Plan. Upon the exercise of a SAR for shares, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares covered by the SAR. Cash payments for SARs will not reduce the number of shares available for awards under the Amended 2013 Plan.

Stock Awards, including Restricted Stock and Restricted Stock Units. The Committee may grant Common Shares to eligible individuals as stock awards (including restricted stock and restricted stock units) under the Amended 2013 Plan. The Committee will determine the individuals to receive stock awards, the number of shares to be awarded, the time of the award and any consideration to be paid by the participant. Generally, no cash consideration (other than required tax withholding) will be paid by award recipients to the Company in connection with stock awards. Stock awards shall be subject to the terms, conditions and restrictions determined by the Committee. Restrictions may include restrictions concerning transferability, forfeiture of the shares issued, or such other restrictions as the Committee may determine. Stock awards subject to restrictions may be either restricted stock awards under which shares are issued immediately upon grant subject to forfeiture if vesting conditions are not satisfied, or restricted stock unit awards under which shares are not issued until after vesting conditions are satisfied. Upon the issuance of shares under a stock award after March 1, 2017, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued plus any shares withheld to satisfy tax withholding obligations.

Performance-Based Awards. The Committee may grant performance-based awards, payable in stock or cash as determined by the Committee. All or part of the Common Shares subject to the awards will be earned (or cash will be paid) if performance targets established by the Committee for the period covered by the award are met and the recipient satisfies any other requirements established by the Committee. The performance targets may be expressed as one or more targeted levels of performance with respect to one or more of the following objective measures with respect to the Company or any subsidiary, division or other unit of the Company: earnings, earnings per share, stock price increase, total shareholder return (stock price increase plus dividends), return on equity, return on assets, return on capital, economic value added, revenues, operating income, inventories, inventory turns, cash flows, earnings before interest and taxes (EBIT), earnings before interest, taxes, depreciation and amortization (EBITDA) or any of the foregoing before the effect of acquisitions, divestitures, accounting changes, restructuring or other special charges. Performance-based awards may be made as awards of restricted shares subject to forfeiture if performance goals are not satisfied, awards under which shares are not issued until the performance conditions are satisfied or as cash-based awards. No recipient may be granted in any fiscal year performance-based awards under which the maximum number of shares that may be issued exceeds 500,000 shares or the maximum dollar amount that may be paid exceeds $5,000,000. The payment of a performance-based award in cash shall not reduce the number of Common Shares reserved for issuance under the Amended 2013 Plan. Upon the issuance of shares under a performance-based award after March 1, 2017, the number of Common Shares reserved for issuance under the Amended 2013 Plan will be reduced by the number of shares issued plus any shares withheld to satisfy tax withholding obligations. The number of shares issued pursuant to stock awards and performance-based awards that are forfeited to the Company will become available for future grants under the Amended 2013 Plan.

Corporate Mergers. The Committee may make awards under the Amended 2013 Plan that have terms and conditions that vary from those specified in the Amended 2013 Plan when such awards are granted in substitution for, or in connection with the assumption of, existing awards made by another corporation and assumed or otherwise agreed to be provided for by the Company in connection with a corporate merger or other similar transaction to which the Company or an affiliated Company is a party.

Changes in Capital Structure. The Amended 2013 Plan provides that if the outstanding Common Shares are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any stock split or certain other events, appropriate adjustment will be made by the Board of Directors in the number and kind of shares available for grants under the Amended 2013 Plan and in all other share amounts set forth in the Amended 2013 Plan and in Stock Awards. In the event of a merger, consolidation or plan of exchange involving the Company pursuant to which outstanding shares are converted into cash or other stock, securities or property, or a sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, the assets of the Company, the Board of Directors, may, in its sole discretion, provide that outstanding awards under the Plan shall be treated in accordance with any of the alternatives set forth in the Amended 2013 Plan.

Limits on Non-Employee Director Compensation. The total compensation paid or granted by the Company in any form (including cash and awards under the Amended 2013 Plan) to any non-employee director for service as a director for any fiscal year shall not exceed $500,000. For this purpose, awards under the Plan shall be valued at the time of grant based on the grant date fair value as determined by the Company for financial accounting purposes.

U.S. Tax Consequences

Certain options authorized to be granted under the Amended 2013 Plan are intended to qualify as “Incentive Stock Options” for U.S. federal income tax purposes. Under U.S. federal income tax law in effect as of the date of this Proxy Statement, an optionee will recognize no regular income upon grant or exercise of an Incentive Stock Option. The amount by which the market value of shares issued upon exercise of an Incentive Stock Option exceeds the exercise price, however, is included in the optionee’s alternative minimum taxable income and may, under certain conditions, be taxed under the alternative minimum tax. If an optionee exercises an Incentive Stock Option and does not dispose of any of the shares thereby acquired within two years following the date of grant and within one year following the date of exercise, then any gain realized upon subsequent disposition of the shares will be treated as income from the sale or exchange of a capital asset. If an optionee disposes of shares acquired upon exercise of an Incentive Stock Option before the expiration of either the one-year holding period or the two-year holding period specified in the foregoing sentence (a “disqualifying disposition”), the optionee will realize ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the option price or (ii) the excess of the fair market value of the shares on the date of disposition over the option price.

Any additional gain realized upon the disqualifying disposition will constitute capital gain. The Company will not be allowed any deduction for federal income tax purposes at either the time of grant or the time of exercise of an Incentive Stock Option. Upon any disqualifying disposition by an optionee, the Company will generally be entitled to a deduction to the extent the optionee realizes ordinary income.

Certain options authorized to be granted under the Amended 2013 Plan will be treated as non-statutory stock options for U.S. federal income tax purposes. Under U.S. federal income tax law in effect as of the date of this Proxy Statement, no income is generally realized by the grantee of a non-statutory stock option until the option is exercised. At the time of exercise of a non-statutory stock option, the optionee will realize ordinary income, and the Company will generally be entitled to a deduction, in the amount by which the fair market value of the shares subject to the option at the time of exercise exceeds the exercise price. The Company is required to withhold income taxes on such income if the optionee is an employee. Upon the sale of shares acquired upon exercise of a non-statutory stock option and held for the applicable capital gains holding period, the optionee will realize capital gain or loss equal to the difference between the amount realized from the sale and the fair market value of the shares on the date of exercise.

An individual who receives stock under the Amended 2013 Plan will generally realize ordinary income under U.S. federal tax law at the time of receipt unless the shares are not substantially vested for purposes of Section 83 of the U.S. Code. Absent an election under Section 83(b), an individual who receives shares that are not substantially vested will realize ordinary income in each year in which a portion of the shares substantially vests. The amount of ordinary income recognized in any such year will be the fair market value of the shares that substantially vest in that year less any consideration paid for the shares. The Company will generally be entitled to a deduction in the amount includable as ordinary income by the recipient at the same time or times as the recipient recognizes ordinary income with respect to the shares. The Company is required to withhold income taxes on such income if the recipient is an employee.

With respect to tax years beginning before December 31, 2017, Section 162(m) of the Internal Revenue Code generally limited the deductibility of executive compensation paid to our CEO and the other NEOs to $1,000,000 per year but contained an exception for certain performance-based compensation, including stock options and stock appreciation rights. The exemption from Section 162(m)’s deduction limit for performance-based compensation has been repealed, effective for taxable years beginning after December 31, 2017, such that compensation paid to our CEO and the other NEOs, including pursuant to stock options and stock appreciation rights, in excess of $1,000,000 will no longer be deductible unless it qualifies for transition relief. Transition relief generally applies to stock options and stock appreciation rights outstanding as of November 2, 2017. That relief will not apply, however, to any stock option or stock appreciation right are materially modified after November 2, 2017, and no assurance can be given that compensation intended to satisfy the requirements for exemption from the deduction limit of Section 162(m) in fact will be eligible for transition relief.

Amended 2013 Plan Benefits

Information regarding stock options and PSUs granted in fiscal 2018 to NEOs under the Existing 2013 Plan is set forth in “Grants of Plan-Based Awards during 2018” above. Information regarding RSUs granted in fiscal 2018 to non-employee directors under the Existing 2013 Plan is set forth in “2018 Director Compensation” above. Stock options for a total of 0 Common Shares, RSUs for a total of 112,711 of Common Shares and PSUs for a total of 0 Common Shares (at target level) were granted under the Existing 2013 Plan in fiscal 2018 to all executive officers as a group. Stock options for a total of 53,000 Common Shares, RSUs for a total of 45,000 Commons Shares and PSUs for a total of 0 Common Shares (at target level), were granted under the Existing 2013 Plan in fiscal 2018 to employees who are not executive officers. Stock options for a total of 0 Common Shares, RSUs for a total of 93,504 Common Shares and 51,916 Common Shares (in lieu of cash) were granted in fiscal 2018 to all non-employee directors as a group. All grants under the Amended 2013 Plan are subject to the discretion of the Board of Directors.

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As of the date of this proxy statement, no determinations have been made with respect to any future awards and, except for the following awards the Company intends to grant under the Company’s Short-term Incentive Plan for 2019, future awards are not determinable.

Name and Position	Dollar Value (USD)	Number of Shares
Robert McKeracher	$179,765	64,524
Chris Whitehair	$192,500	69,095
Executive officers as a group	$1,368,265	491,118
Non-executive officers as a group	$6,505,389	2,334,904
Total	$7,873,654	2,826,022

Equity Compensation Plan Information

The following table provides information as at December 29, 2018, with respect to our common shares that may be issued under the Company’s stock incentive and employee share purchase plans:

	Number of		Number of Securities
	Securities to be	Weighted-	Remaining Available
	Issued Upon	Average Exercise	for Future Issuance
	Exercise of	Price of	Under Equity
	Outstanding	Outstanding	Compensation Plans
	Options,	Options,	(Excluding Securities
	Warrants, and	Warrants and	Reflected in Column
Plan Category	Rights	Rights	(a))

	(a)	(b)	(c)

Equity compensation plans approved by securities holders:
2013 Stock Incentive Plan(1)	4,658,283	$7.76 (3)	4,028,729
Employee Stock Purchase Plan	-	-	999,915
Equity compensation plans not approved by securities holders:
CEO Plan(2)	818,386	$7.00 (3)	-
Total	5,476,669	$7.65	5,028,644

(1)	Represents Common Shares of the Company issuable in respect of 2,698,550 stock options, 597,837 RSUs and 1,361,896 PSUs granted to selected employees and directors of the Company.
(2)

Represents Common Shares of the Company issuable in respect of 473,940 performance-based stock options, 66,666 RSUs and 277,780 PSUs granted to Mr. Colo in connection with his hiring. The 66,666 unvested RSUs vested immediately at the date of Mr. Colo’s termination, and all of the performance-based stock options and PSUs granted to Mr. Colo were forfeited and cancelled as of that date.

(3)

Vested RSUs and PSUs entitle the holder to receive one Common Share per unit without payment of additional consideration. Accordingly, these units are disregarded for purposes of computing the weighted-average exercise price.

As at April 2, 2019: (i) options to purchase an aggregate of 3,424,661 Common Shares are outstanding, representing approximately 3.9% of the issued and outstanding Common Shares; (ii) RSUs to acquire an aggregate of 865,215 Common Shares are outstanding, representing approximately 1.0% of the issued and outstanding Common Shares; and (ii) PSUs to acquire an aggregate of 2,939,828 Common Shares are outstanding, representing approximately 3.4% of the issued and outstanding Common Shares. These figures include Common Shares of the Company issuable in respect of 960,061 options, 297,619 RSUs and 1,785,714 PSUs granted to Mr. Ennen on April 1, 2019, in connection with his appointment as CEO of the Company. As at April 2, 2019, a total of 4,450,687 Common Shares, representing approximately 5.1% of the issued and outstanding Common Shares, are available for grant under the Company’s Amended 2013 Plan.

During the financial year ended December 29, 2018: (i) an aggregate of 222,880 options were exercised resulting in the issuance of an equal number of Common Shares; (ii) an aggregate of 399,576 RSUs vested resulting in the issuance of 347,660 Common Shares, net of Common Shares withheld for withholding taxes; (iii) no PSUs vested; and (iv) an aggregate of 112,158 Common Shares were issued under the Employee Stock Purchase Plan.

Shareholder Approval

At the Meeting, shareholders will be asked to consider and, if deemed advisable, approve the following resolution to approve the Amended 2013 Plan:

“BE IT RESOLVED AS AN ORDINARY RESOLUTION OF THE SHAREHOLDERS OF SUNOPTA INC. THAT:

1.	The Amended 2013 Plan in the form of Exhibit A is hereby approved, ratified and confirmed in all respects;

2.

The Company is hereby authorized to file the Amended 2013 Plan with the Toronto Stock Exchange and make any revisions to the text of the 2013 Amended Plan if and as required by the Toronto Stock Exchange; and

3.

Any director or officer of the Company is hereby authorized to take all such steps, actions and proceedings and to sign, execute and deliver all such documents that such director or officer may, in his or her discretion, determine to be necessary or desirable in order to give full force and effect to the intent and purpose of this resolution.”

Recommendation of the Board of Directors; Vote Required

The Board of Directors recommends that the shareholders vote FOR approval of the Amended 2013 Plan.

This proposal will be approved if a quorum is present at the Meeting and the votes cast in favor of this resolution constitute a majority of the total votes cast on this resolution. Brokers and other nominees will not have discretionary authority to vote your shares if you hold your shares in street name and do not provide instructions as to how your shares should be voted on this proposal. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Meeting, but will have no effect on the results of the vote.

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PROPOSAL FIVE – RECONFIRMATION OF THE AMENDED AND RESTATED SHAREHOLDER RIGHTS PLAN

Overview

The Company has in place a shareholder rights plan pursuant to the Amended and Restated Shareholder Rights Plan Agreement, dated November 10, 2015, amended and restated as of April 18, 2016, between the Company and American Stock Transfer & Trust Company, LLC (the “Rights Plan”). Holders of rights under the Rights Plan (“Rights”), other than the triggering holder, would be entitled to, in effect, purchase Common Shares at a significant discount to the then-current market price, upon the occurrence of a Flip-in Event (as defined below). A Flip-in Event occurs if a holder beneficially owns 20% or more of the outstanding common shares and shares of the Company entitled to vote (“Voting Shares”).

The Rights Plan will expire as of the close of the Meeting unless reconfirmed. The full text of the resolution to reconfirm the Rights Plan is below under the heading “Shareholder Approval”. Reconfirmation requires the approval of the majority of votes cast by the shareholders at the Meeting, other than the votes attached to any Special Voting Shares or Common Shares beneficially owned by Oaktree and its affiliates. Oaktree and its affiliates currently own 19.7% of the outstanding Common Shares on a partially-diluted basis assuming the exchange of all Preferred Shares.

Purpose of the Rights Plan

The key objective of the Rights Plan is ensuring that shareholders have an equal opportunity to participate in a change of control transaction. It does this by restricting “creeping bids”; creeping bids are acquisitions of shares with the intention of acquiring effective control of the Company through market purchases and private agreements that are exempt from the take-over bid rules. The Rights Plan is not intended to, and will not, entrench directors or management or prevent a change of control.

Specifically, the Board believes that a rights plan is necessary to protect shareholders from certain actions that could result in unequal treatment of shareholders, including the following:

(i)             a person could acquire effective control of the Company under one or more private agreements at a premium to the market price, resulting in a change of control transaction without the sharing of the premium with all shareholders,

(ii)           a person could slowly accumulate shares of the Company through stock exchange acquisitions over time, resulting in an acquisition of effective control without payment of fair value for control,

(iii)          a person seeking to acquire control of the Company could enter into agreements with shareholders who, together with the acquiror, hold more than 20% of the outstanding shares of the Company irrevocably committing such holders to tender their shares of the Company to a take-over bid, the effect of which would be to significantly hamper, if not terminate, any reasonable prospect for the Board to run a value enhancing auction process, and

(iv)          it may be possible for a person to engage in transactions outside of Canada without regard to the take-over bid protections of Canadian securities laws.

The purpose of the Rights Plan is to address these concerns and ensure that shareholders have an equal opportunity to participate in a change of control transaction.

Prior Shareholder Approval and Requirement for Proposal Five

The Board adopted the Rights Plan effective November 10, 2015. On April 18, 2016, the Company amended the Rights Plan in response to comments from ISS Proxy Advisory Services, a proxy voting advisory and corporate governance services firm. On May 10, 2016, shareholders ratified the Rights Plan. On May 24, 2017, the shareholders waived the application of the Rights Plan in respect of in-kind payments made by the Company to holders of Preferred Stock.

The Rights Plan requires the Board to submit the Rights Plan to shareholders for reconfirmation at the third annual meeting of shareholders following the Rights Plan’s original ratification on May 10, 2016. The Meeting is the meeting on the third anniversary of the Rights Plan’s original ratification. If a majority of the shareholders voting on reconfirmation do not vote in favor, the Rights Plan will expire. Accordingly, in order for the Rights Plan to remain effective, shareholders must reconfirm the Rights Plan by way of an ordinary resolution, the full text of which is below under the heading “Shareholder Approval”.

Mechanics of the Rights Plan

The following description of the principal terms and conditions of the Rights Plan is a summary only, is not comprehensive and is qualified in its entirety by reference to the full text of the Rights Plan. A copy of the Rights Plan is available on SEDAR at www.sedar.com.

Term

The Rights Plan is in effect from and after November 10, 2015 with a record date for the issuance of the Rights of November 23, 2015. If the Rights Plan is reconfirmed by shareholders at the Meeting, then the Rights Plan and any outstanding Rights will continue in effect until the third annual meeting of shareholders of the Company following the Meeting. If the Rights Plan is not reconfirmed by shareholders at the Meeting, then the Rights Plan will be of no further force or effect and all Rights issued thereunder will be void from the termination of such meeting.

Issue of Rights

The Company has issued one Right in respect of each Common Share to holders of record as at the Record Time (as defined in the Rights Plan). One Right will be issued in respect of each Common Share issued after the Record Time and prior to the earlier of the Separation Time (as defined below) and the Expiration Time (as defined in the Rights Plan).

Exercise of Rights

The Rights are not exercisable initially. The Rights will separate from the Common Shares and become exercisable at the close of business on the tenth business day after the earliest of (i) the first public announcement of facts indicating that any person has acquired Beneficial Ownership (as defined in the Rights Plan) of 20% or more of the Voting Shares; (ii) the date of commencement of, or first public announcement of the intent of any person to make, a take-over bid that would result in such person Beneficially Owning 20% or more of the Voting Shares (other than a Permitted Bid or a Competing Permitted Bid (each as defined in the Rights Plan); and (iii) the date upon which a Permitted Bid or Competing Permitted Bid ceases to be such, or such later date as the Board may determine (in any such case, the "Separation Time"). After the Separation Time, but prior to the occurrence of a Flip-in Event (as defined below), each Right may be exercised to purchase one Common Share at an exercise price per Right (the "Exercise Price") equal to five times the market price of the Common Shares as at the Separation Time. The exercise price payable and the number of securities issuable upon the exercise of the Rights are subject to adjustment from time to time upon the occurrence of certain corporate events affecting the Common Shares.

Flip-in Event

Subject to certain exceptions (as discussed below), upon the acquisition by any person (an "Acquiring Person") of Beneficial Ownership of 20% or more of the Voting Shares (a "Flip-in Event") and following the Separation Time, each Right, other than Rights Beneficially Owned by an Acquiring Person, its affiliates and associates, their respective joint actors and certain transferees, may be exercised to purchase that number of Common Shares which have an aggregate market value equal to two times the Exercise Price of the Rights for an amount in cash equal to the Exercise Price. Rights beneficially owned by an Acquiring Person, its affiliates and associates, their respective joint actors and certain transferees will be void.

Certificates and Transferability

Prior to the Separation Time, certificates for Common Shares will also evidence one Right for each Common Share represented by the certificate. Certificates issued after the Record Time, but prior to the earlier of the Separation Time and the Expiration Time, will bear a legend to this effect. Prior to the Separation Time, Rights will not be transferable separately from the associated Common Shares. From and after the Separation Time, the Rights will be evidenced by Rights certificates which will be transferable and trade separately from the Common Shares.

Permitted Bids

The Rights Plan will not be triggered by a Permitted Bid or Competing Permitted Bid. A Permitted Bid is one that: (i) is made by means of a take-over bid circular; (ii) is made to all holders of Voting Shares; (iii) is open for at least 60 days or such longer period as may be prescribed as the minimum deposit period under applicable Canadian law; (iv) contains an irrevocable condition that no Voting Shares will be taken up and paid for until more than 50% of the Voting Shares held by the independent shareholders of the Company have been tendered and not withdrawn; (v) contains an irrevocable condition that Voting Shares may be deposited at any time during the period of time between the date of the take-over bid and the date on which the shares subject to the take-over bid are taken up and paid for, and withdrawn until they are taken up and paid for; and (vi) contains an irrevocable provision that, if 50% of the Voting Shares held by the independent shareholders of the Company are tendered, the bidder will make an announcement to that effect and keep the bid open for at least 10 more business days.

Acquiring Person

In general, an Acquiring Person is a person who Beneficially Owns 20% or more of the outstanding Voting Shares. Excluded from the definition of "Acquiring Person" are (i) the Company and its subsidiaries; (ii) an underwriter or member of a banking or selling group that acquires Voting Shares in connection with a distribution by the Company of securities pursuant to a prospectus or by way of a private placement; and (iii) any person who becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares as a result of one or more or any combination of a Permitted Bid Acquisition, an Exempt Acquisition, a Pro-Rata Acquisition, a Convertible Security Acquisition or an acquisition, redemption or cancellation by the Company of Voting Shares. The definitions of a "Permitted Bid Acquisition", "Exempt Acquisition", "Pro-Rata Acquisition" and "Convertible Security Acquisition" are set out in the Rights Plan. However, in general:

(a)	a "Permitted Bid Acquisition" means an acquisition of Voting Shares made pursuant to a Permitted Bid or a Competing Permitted Bid;

(b)

an "Exempt Acquisition" means an acquisition of Voting Shares or convertible securities: (i) in respect of which the Board has waived the application of the Rights Plan; or (ii) made as an intermediate step in a series of related transactions in connection with an acquisition by the Company or its subsidiaries of a person or assets, provided that the person who acquires such Voting Shares distributes or is deemed to distribute such Voting Shares to its securityholders within 10 business days of the completion of such acquisition, and following such distribution no Person has become the Beneficial Owner of 20% or more of the Company’s then outstanding Voting Shares;

(c)

a "Convertible Security Acquisition" means an acquisition of Voting Shares upon the exercise of convertible securities received by a Person pursuant to a Permitted Bid Acquisition, an Exempt Acquisition or a Pro-Rata Acquisition; and

(d)

a "Pro-Rata Acquisition" means an acquisition by a person of Voting Shares or convertible securities: (i) as a result of a stock dividend, a stock split or other event pursuant to which such person receives or acquires Voting Shares or convertible securities on the same pro-rata basis as all other holders of securities of the particular class, classes or series; (ii) pursuant to a regular dividend reinvestment plan or other plan made available by the Company to holders of all of its Voting Shares where such plan permits the holder to direct that the dividends paid in respect of such Voting Shares be applied to the purchase from the Company of further securities of the Company; (iii) pursuant to the receipt and/or exercise by the person of rights (other than the Rights) issued by the Company on a pro-rata basis to all of the holders of a class or series of Voting Shares to subscribe for or purchase Voting Shares or convertible securities, provided that such rights are acquired directly from the Company and not from any other person, and provided that the person does not thereby Beneficially Own a greater percentage of the Voting Shares than the percentage of Voting Shares Beneficially Owned by such person immediately prior to such acquisition; or (iv) pursuant to a distribution by the Company of Voting Shares, or securities convertible into or exchangeable for Voting Shares (and the conversion or exchange of such convertible or exchangeable securities) made pursuant to a prospectus or by way of private placement by the Company provided that such person does not thereby Beneficially Own a greater percentage of Voting Shares so offered than the percentage of Voting Shares Beneficially Owned by such person immediately prior to such acquisition.

Additionally, the Rights Plan provides that a person (a "Grandfathered Person") who is the Beneficial Owner of 20% or more of the outstanding Voting Shares as at November 10, 2015 shall not be an Acquiring Person. This exception shall not, and shall cease to, apply if after the November 10, 2015 the Grandfathered Person: (i) ceases to own 20% or more of the outstanding Voting Shares; or (ii) becomes the Beneficial Owner of more than 1% of the number of outstanding Voting Shares then outstanding in addition to those Voting Shares such Person already holds (other than pursuant to one or more or any combination of a Permitted Bid Acquisition, an Exempt Acquisition, a Pro-Rata Acquisition, a Convertible Security Acquisition or an acquisition, redemption or cancellation by the Company of Voting Shares). The Company is not aware of any person who owned 20% or more of the Voting Shares as at November 10, 2015.

Redemption and Waiver

At any time prior to the occurrence of a Flip-in Event, the Board may redeem the Rights at a redemption price of $0.00001 per Right with the prior approval of the holders of Voting Shares or Rights. The Board will be deemed to have elected to redeem the Rights if a person, who has made a Permitted Bid, a Competing Permitted Bid or a take-over bid in respect of which the Separation Time has occurred and in respect of which the Board has waived the application of the Rights Plan, takes up and pays for Voting Shares pursuant to the terms and conditions of such Permitted Bid, Competing Permitted Bid or take-over bid.

At any time prior to the occurrence of a Flip-in Event and with the prior approval of the holders of Voting Shares or Rights, the Board may waive the flip-in provisions where a Flip-in Event would occur by reason of an acquisition of Voting Shares otherwise than pursuant to a take-over bid made by means of a take-over bid circular to all holders of record of Voting Shares.

If the provisions of the Rights Plan that apply upon the occurrence of a Flip-in Event are waived in respect of a take- over bid made by means of a take-over bid circular to all holders of record of Voting Shares, then the provisions of the Rights Plan that apply upon the occurrence of a Flip-in Event will also be deemed to be waived in respect of any other Flip-in Event occurring by reason of any take-over bid made by any other offeror by means of a take-over bid circular to all holders of record of Voting Shares prior to the expiry of any take-over bid in respect of which a waiver is, or is deemed to have been, granted.

In addition, the operation of the Rights Plan may be waived where a person has inadvertently become an Acquiring Person and has reduced its Beneficial Ownership of Voting Shares such that it is no longer an Acquiring Person.

Amendment of the Rights Plan

Shareholder approval is required for amendments to the Rights Plan other than those required to correct clerical or typographical errors or to maintain the validity of the Rights Plan as a result of a change of law.

Shareholder Approval

At the Meeting, shareholders will be asked to consider and, if deemed advisable, approve the following ordinary resolution to approve the Rights Plan:

“BE IT RESOLVED AS AN ORDINARY RESOLUTION OF THE SHAREHOLDERS OF SUNOPTA INC. (the “Company”) THAT:

1.             the amended and restated shareholder rights agreement dated April 16, 2016 between the Company and American Stock Transfer & Trust Company, LLC, as rights agent is hereby reconfirmed; and

2.             any director or officer of the Company is hereby authorized to take all such steps, actions and proceedings and to sign, execute and deliver all such documents that such director or officer may, in his or her discretion, determine to be necessary or desirable in order to give full force and effect to the intent and purpose of this resolution.”

Recommendation of the Board of Directors; Vote Required

The Board of Directors of the Company believes that the reconfirmation of the Rights Plan is in the best interests of the Company and its shareholders and, accordingly, recommends that the shareholders vote FOR the reconfirmation of the Rights Plan.

The Board believes that a rights plan is necessary to protect shareholders from creeping bids that could result in unequal treatment of shareholders under Canadian securities laws as described above under the heading “Purpose of the Rights Plan”.

This proposal will be approved if a quorum is present at the Meeting and the votes cast in favor of this resolution constitute a majority of total number of votes cast on this resolution, without giving effect to votes cast: (i) by Oaktree and its affiliates; (ii) by any shareholder that, directly or indirectly, on its own or in concert with others, holds or exercises control over more than twenty percent (20%) of the outstanding Voting Shares, if any; and (iii) by the associates, affiliates and insiders of shareholders referred to in (ii) above. Brokers and other nominees will not have discretionary authority to vote your shares if you hold your shares in street name and do not provide instructions as to how your shares should be voted on this proposal. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Meeting, but will have no effect on the results of the vote. The votes of Oaktree and its affiliates are excluded as indicated in (i) above pursuant to the Investor Rights Agreement and the Voting Trust Agreement entered into in connection with the subscription for Preferred Shares.

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CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH INSIDERS AND RELATED PERSONS

The Audit Committee reviews any material transactions in which we are or will be a participant and in which any of our 5% shareholders, directors or executive officers, or any of their immediate family members, has a direct or an indirect material interest. After its review the Audit Committee will only approve or ratify those transactions that the Audit Committee determines are in, or are not inconsistent with, our best interests and the Audit Committee, in its sole discretion, may impose such conditions as it deems appropriate on us or the related person in connection with approval of the transaction.

No informed person (as such term is defined in National Instrument 51-102 of the CSA), any proposed director of the Company or any associate or affiliate of the foregoing or any related person (as such term is defined in Item 404(a) of Regulation S-K) has or will have any material interest, direct or indirect, in any transaction since the commencement of the Company’s most recently completed fiscal year or in any currently proposed transaction in which the Company was or is to be a participant and the amount involved exceeds $120,000 or which otherwise has materially affected or would materially affect the Company or any of its subsidiaries.

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EXECUTIVE OFFICERS

Joseph Ennen (Age 52) serves as Chief Executive Officer of the Company. Prior to his appointment on April 1, 2019 as the Company’s Chief Executive Officer, Mr. Ennen served as President, CEO of Columbus Manufacturing, a food processing company specializing in artisanal salami and other prepared delicatessen meats, from early 2015 until its sale to Hormel Foods in December 2017. Before joining Columbus Manufacturing, Mr. Ennen was Senior Vice President and General Manager of Own Brands at Safeway, Inc., a leading supermarket chain, from 2009-2015. Prior to Safeway, Mr. Ennen spent four years as an executive at Pepsico/Frito Lay Division, including Group Vice President, Innovation and Vice President Marketing, Core Brands. In the past five years, Mr. Ennen has not served on any reporting issuer’s Board of Directors.

Robert McKeracher (Age 42) serves as Vice President and Chief Financial Officer of the Company overseeing all financial reporting, compliance and corporate treasury activities. He previously served as Vice President of Financial Reporting for SunOpta from June 2008 until October 2011, and as Director of Financial Reporting from August 2007 to June 2008. Prior to joining the Company, Mr. McKeracher was the Manager of Business Planning and Treasury at Magna Entertainment Corp. from May 2003 to August 2007, after spending four years in public accounting in the assurance and business advisory practice at PricewaterhouseCoopers LLP. In the past five years, Mr. McKeracher has not served on any reporting issuer’s Board of Directors.

Gerard Versteegh (Age 58) serves as Senior Vice President of Global Ingredients. Mr. Versteegh joined the Company in April 2008 as President and co-founder of Tradin Organic Agriculture. Mr. Versteegh has over 30 years of expertise in the global sourcing, processing and distribution of organic raw materials in a broad range of categories. In the past five years, Mr. Versteegh has not served on any reporting issuer’s Board of Directors.

Chris Whitehair (Age 54) serves as Senior Vice President of Operations. Prior to his appointment to this role in April 2017, Mr. White was Senior Vice President of Operations at Treehouse Foods since 2015. Before joining Treehouse Foods, Mr. Whitehair was employed by Conagra Foods as Vice President of Operations and Supply Chain for Private Brands from 2012 to 2015 and Vice President of Operations for Snacks and International from 2005 to 2012. In the past five years, Mr. Whitehair has not served on any reporting issuer’s Board of Directors.

Jill Barnett (Age 45) serves as Vice President, General Counsel and Corporate Secretary and is responsible for the legal affairs of the Company. Prior to joining the Company in July 2014, Ms. Barnett spent twelve years as in-house counsel for Best Buy Co., Inc. holding various positions and providing legal support to numerous areas of the business, including Best Buy’s global sourcing and exclusive brands business. In the past five years, Ms. Barnett has not served on any reporting issuer’s Board of Directors.

Michael Buick (Age 44) serves as Senior Vice President and General Manager of CPG. He previously served as Senior Vice President and General Manager of Beverage and Snacks. Prior to joining the Company in February 2017, Mr. Buick was the General Manager of Trailmix and Bars Business Unit for Treehouse Foods from 2016 until 2017 and Marketing Director for Flagstone Foods (acquired by Treehouse Foods) from 2015 until 2016. Before working at Treehouse, Mr. Buick spent ten years working for Conagra Foods in various positions including Brand Director of Chef Boyardee from 2012 to 2015 and Brand Director of Private Label Wholesome Snacks from 2010 to 2012. In the past five years, Mr. Buick has not served on any reporting issuer’s Board of Directors.

Rob Duchscher (Age 58) serves as Chief Information Officer. Prior to starting with the Company in March 2017, Mr. Duchscher served as Chief Information Officer at Starkey Hearing Technologies from January 2010 through February 2017, where he led the transformation of both the information technology and software engineering departments. Mr. Duchscher initially started at Starkey Hearing Technologies in April 2002 as Vice-President of Software Engineering and R&D PMO. In the past five years, Mr. Duchscher has not served on any reporting issuer’s Board of Directors.

Jeff Gough (Age 55) serves as Chief Human Resources Officer. Prior to joining the Company in April 2017, Mr. Gough was employed at Smithfield Foods between 2007-2016 in various roles including Senior Vice President of Human Resources and Safety from 2011 to 2016, Senior Vice President of Logistics from 2011 to 2013 and Vice President of Human Resources and Safety from 2007 to 2011. Mr. Gough served as Vice President of Human Resources and Safety for Premium Standard Farms (acquired by Smithfield Foods) from 2001 to 2007. In the past five years, Mr. Gough has not served on any reporting issuer’s Board of Directors.

Rob Grant (Age 55) serves of Senior Vice President of Supply Chain and is responsible for logistics, transportation, warehousing, customer service, and sales and operations planning (S&OP) for the Company. Prior to joining the Company in February 2017, Mr. Grant was Vice President and General Manager at Diamond of California LLC (a subsidiary of Snyder’s Lance) from 2016-2017 and Senior Vice President of Supply Chain of Diamond Foods from 2013 to 2016. Mr. Grant served as Vice President of Supply Chain Logistics at Bimbo Bakeries USA from 2011 to 2013 and Vice President of Supply Chain at Mission Foods from 2007 to 2011. In the past five years, Mr. Grant has not served on any reporting issuer’s Board of Directors.

James Gratzek (Age 54) serves as Senior Vice President of Research and Development and Quality. Mr. Gratzek started with the Company in June 2014 as Senior Vice President of Research and Development and was appointed Senior Vice President of Quality in June 2016. He spent more than 10 years at General Mills, where he focused on new product development, cost and process improvement, and technology development, completing his tenure as a Director of R&D. Prior to General Mills, he worked at Tetra Pak as Aseptic Technology Director and various program leadership roles at Campbell’s. In the past five years, Mr. Gratzek has not served on any reporting issuer’s Board of Directors.

George Miketa (Age 55) serves as Chief Customer Officer for the Company. Prior to joining the Company in November 2017, Mr. Miketa was Senior Vice President of Sales, Private Brands for Conagra Foods, later acquired by Treehouse Foods, from 2015 to 2017. From 2011 to 2015, he served as Executive Vice President of Sales for Flagstone Foods (acquired by Treehouse Foods) with a focus on private brands in snack nuts, trail mix, and dried fruit categories. Mr. Miketa also worked for Conagra Foods from 2001 to 2010, holding various positions including Vice President of Sales, Private Brands, Vice President Business Development, Snack Brands, and Vice President of Sales. In the past five years, Mr. Miketa has not served on any reporting issuer’s Board of Directors.

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INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except insofar as they may be shareholders of the Company or as otherwise disclosed in this Proxy Statement, no person who has been a director or executive officer of the Company at any time since the beginning of its last completed fiscal year, any proposed nominee for election as a director of the Company or any associate or affiliate of such persons has any substantial interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting.

SHAREHOLDER PROPOSALS FOR 2020 ANNUAL MEETING OF SHAREHOLDERS;
SHAREHOLDER COMMUNICATIONS

The Company’s shareholders may submit proposals on matters appropriate for shareholder action at meetings of shareholders in accordance with Rule 14a-8 promulgated under the Securities Exchange Act of 1934 and Section 137 of the CBCA. For such proposals to be included in the Company’s proxy materials relating to its 2020 Annual Meeting of Shareholders, all applicable requirements of Rule 14a-8 and the CBCA must be satisfied and, under the CBCA, such proposals must be received by the Company no later than January 8, 2020. Such proposals should be delivered to SunOpta Inc., Attn: Corporate Secretary, 2233 Argentia Road, Suite 401, West Tower, Mississauga, ON L5N 2X7.

Shareholders may recommend a person as a nominee for director by writing to the Secretary of the Company and providing the information required pursuant to the Advance Notice By-Law. Under SEC rules, notice of a nomination for the 2020 Annual Meeting of Shareholders submitted outside the processes of Rule 14a-8 and Section 137 of the CBCA must be received by the Corporate Secretary of the Company at our principal executive offices at least 30 days prior to the date fixed by the Company for its next annual meeting of shareholders as required by the Advance Notice By-Law (unless such meeting is convened on less than 50 days' notice, in which case notice of any such nomination must be provided not later than the tenth (10th) day following public notice of the meeting date). The proxy solicited by the Board for the 2020 Annual Meeting of Shareholders will confer discretionary authority to vote on any proposal or nomination submitted by a shareholder at that meeting with respect to which the Company has received notice after such date.

Shareholders may communicate with the Board. Communications should be in writing and marked to the attention of the Board of Directors or any of its individual committees, or the Chair of the Board. Any such communications should be delivered to the Company at is principal executive offices located at 2233 Argentia Road, Suite 401, West Tower, Mississauga, ON L5N 2X7.

SOLICITATION OF PROXIES

Proxies solicited in connection with this proxy statement are being solicited by the Board of Directors of the Company. Proxies may be solicited by officers, directors and regular employees of the Company. None of the officers, directors or employees will be directly compensated for such services. Solicitations of proxies may be made personally or by mail, facsimile, telephone, messenger, or e-mail. The Company will bear all proxy solicitation costs, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the accompanying proxy card, the Notice and any additional solicitation material that the Company may provide to shareholders.

We will request fiduciaries, custodians, brokerage houses and similar parties to forward copies of proxy materials to beneficial owners of the Common Shares, and we will reimburse these parties for their reasonable and customary charges for expenses of distribution.

FORM 10-K AND OTHER INFORMATION

The Company will mail without charge, upon written request, a copy of its Annual Report on Form 10-K for the fiscal year ended December 29, 2018, including the consolidated financial statements, Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”), schedules and list of exhibits, and any particular exhibit specifically requested. Requests should be sent to: SunOpta Inc., Attn: Beth McGillivary, 2233 Argentia Road, Suite 401, West Tower, Mississauga, ON L5N 2X7. The Annual Report on Form 10-K and additional information relating to the Company is also available at www.sunopta.com, on EDGAR at www.sec.gov and on SEDAR at www.sedar.com. Financial information is provided in the Company’s comparative financial statements and MD&A for the fiscal year ended December 29, 2018.

OTHER MATTERS

The Board knows of no other matters to be presented for shareholder action at the Meeting. However, if other matters do properly come before the Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

This proxy statement may include “forward-looking statements” (as defined in the Private Securities Litigation Reform Act of 1995). These statements are based on our current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken by us. We do not undertake any obligation to update our forward-looking statements after the date of this report for any reason, even if new information becomes available or other events occur in the future, except as may be required under applicable securities laws. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those mentioned in the risk factors in our Annual Report on Form 10-K for the year ended December 29, 2018 and in our periodic reports on Form 10-Q and Form 8-K.

Dated this 19th day of April, 2019.

By Order of the Board of Directors

/s/ Joseph Ennen
Joseph Ennen
Chief Executive Officer

EXHIBIT A

SUNOPTA INC.

AMENDED 2013 STOCK INCENTIVE PLAN

(as amended April 5, 2019, subject to shareholder approval
at the 2019 Annual and Special Meeting)

     1. Purpose. The purpose of this 2013 Stock Incentive Plan (the “Plan”) is to enable SunOpta Inc. (the “Company”) to attract and retain the services of selected employees, officers, ~~and~~ directors and consultants of the Company. For purposes of this Plan, a person is considered to be employed by or in the service of the Company if the person is employed by or in the service of any entity (the “Employer”) that is the Company, a parent or subsidiary of the Company or a corporation, limited liability company, partnership, joint venture or other entity in which the Company has an interest (each a “Covered Entity”).

     2. Shares Subject to the Plan. Subject to adjustment as provided below and in Section 10, the shares to be offered under the Plan shall consist of Common Stock of the Company, and the total number of shares of Common Stock that may be issued under the Plan shall be ~~6,800,000~~7,800,000 shares plus (i) shares that are available under the Company’s 2002 Stock Option Plan (the “Prior Plan”) as of the Effective Date of the Plan (as defined in Section 3.1) and (ii) shares subject to outstanding options under the Prior Plan as of the Effective Date of the Plan if the options are cancelled or terminated or expire after the Effective Date of the Plan without the issuance of the shares subject to the options. If an option, stock appreciation right, Stock Award (as defined in Section 7) or Performance-Based Award (as defined in Section 9) granted under the Plan expires, terminates or is cancelled, the unissued shares thereto shall again be available under the Plan. If shares subject to a Stock Award or Performance-Based Award are forfeited to or repurchased by the Company, the number of shares forfeited or repurchased shall again be available under the Plan. Notwithstanding any provision in the Plan, the maximum number of shares that can be issued under the Plan as Full Value Awards shall be ~~4,550,000~~5,550,000 shares. For purposes of the Plan, “Full Value Award” means a Stock Award (as defined in Section 7) for which the recipient pays no cash consideration or cash consideration of less than the fair market value of the underlying shares as of the grant date (as determined in accordance with Section 6.2 -4), except that shares issued to a participant in lieu of cash compensation to which the participant is otherwise entitled are not Full Value Awards.

     3. Effective Date and Duration of Plan.

          3.1 Effective Date. The Plan shall become effective as of the date it is approved by shareholders of the Company (the “Effective Date of the Plan”).

          3.2 Duration. The Plan shall continue in effect until all shares available for issuance under the Plan have been issued and all restrictions on the shares have lapsed. The Board of Directors of the Company (“Board of Directors”) may suspend or terminate the Plan at any time except with respect to awards then outstanding or subject to restrictions under the Plan. Termination shall not affect any outstanding awards or any right of the Company to repurchase shares or the forfeitability of shares issued under the Plan.

     4. Administration.

          4.1 Board of Directors. The Plan shall be administered by the Board of Directors, which shall determine and designate the individuals to whom awards shall be made, the amount of the awards and the other terms and conditions of the awards. Subject to the provisions of the Plan, the Board of Directors may adopt and amend rules and regulations relating to administration of the Plan, advance the termination of any waiting period, accelerate any exercise or vesting date, waive or modify any restriction applicable to shares (except those restrictions imposed by law) and make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. The interpretation and construction of the provisions of the Plan and related agreements by the Board of Directors shall be final and conclusive. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any related agreement in the manner and to the extent it deems expedient to carry the Plan into effect, and the Board of Directors shall be the sole and final judge of such expediency.

          4.2 Committee. The Board of Directors may delegate to any committee of the Board of Directors (the “Committee”) any or all authority for administration of the Plan. If authority is delegated to the Committee, all references to the Board of Directors in the Plan shall mean and relate to the Committee, except (i) as otherwise provided by the Board of Directors and (ii) that only the Board of Directors may amend or terminate the Plan as provided in Sections 3 and 11.

          4.3 No Dividends on Unvested Awards. No award granted under the Plan shall provide for the payment of dividends on shares subject to the award before the shares have Vested; provided, however, that dividends accumulated between the grant date of an award and the Vesting date on shares that become Vested under the award may be paid to the recipient at or after the time the shares become Vested. “Vested” means that shares have been delivered to the recipient and are no longer subject to a substantial risk of forfeiture (as defined in regulations under Section 83 of the Internal Revenue Code of 1986, as amended (the “Code”).

          4.4 Minimum Service Period. No award granted under the Plan after March 1, 2017 shall become Vested if the recipient does not remain in the service of the Company until the first anniversary of the date of grant, unless the recipient’s service is terminated as a result of the recipient’s death or physical disability (as defined in the applicable award agreement), or such earlier Vesting occurs in connection with a Change in Control of the Company to the extent permitted by Section 4.5; provided, however, that the foregoing prohibition shall not apply to (i) five percent of the sum of the number of shares available for awards under the Plan immediately following the 2017 annual meeting of shareholders plus the number of additional shares that thereafter become available and (ii) up to 600,000 shares at target performance pursuant to awards under the Company’s 2019 short term incentive plan granted after March 1, 2019.

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          4.5 Restrictions on Change in Control Vesting. No award granted under the Plan after March 1, 2017 shall provide for any excuse from satisfaction of the continued service conditions of the award as a result of a Change in Control of the Company, except that an award agreement may excuse the recipient from the continued service obligation if:

               i. the recipient’s employment or service relationship is terminated by the employer or the Company without cause or by the recipient for good reason in connection with the Change in Control under terms specified in the award agreement; or

               ii. the award is not converted into an award for stock of the surviving or acquiring corporation in the Change in Control transaction under terms specified in the award agreement or pursuant to Section 10.2 of the Plan; provided that any Performance-Based Awards and other awards with performance-based vesting provisions that are settled or for which vesting is accelerated in connection with a Change in Control are settled or accelerated either on a pro-rata basis based on time elapsed during the performance period from the grant date or with performance measured for a performance period ending prior to the Change in Control under terms specified in the award agreement.

          4.6 Change in Control Definition. For purposes of the Plan, a “Change in Control” of the Company shall mean the occurrence of any of the following events:

               i. The consummation of:

                    (1) any consolidation, merger or plan of share exchange involving the Company (a “Merger”) as a result of which the holders of outstanding securities of the Company ordinarily having the right to vote for the election of directors (“Voting Securities”) immediately prior to the Merger do not continue to hold at least 50% of the combined voting power of the outstanding Voting Securities of the surviving corporation or a parent corporation of the surviving corporation immediately after the Merger, disregarding any Voting Securities issued to or retained by such holders in respect of securities of any other party to the Merger; or

                    (2) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, the assets of the Company;

               ii. At any time during a period of two consecutive years, individuals who at the beginning of such period constituted the Board (“Incumbent Directors”) shall cease for any reason to constitute at least a majority thereof; provided, however, that the term “Incumbent Director” shall also include each new director elected during such two-year period whose nomination or election was approved by two-thirds of the Incumbent Directors then in office; or

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               iii. Any person (as such term is used in Section 14(d) of the Securities Exchange Act of 1934, other than the Company or any employee benefit plan sponsored by the Company) shall, as a result of a tender or exchange offer, open market purchases or privately negotiated purchases from anyone other than the Company, have become the beneficial owner (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of Voting Securities representing fifty percent (50%) or more of the combined voting power of the then outstanding Voting Securities.

     5. Types of Awards, Eligibility, Limitations. The Board of Directors may, from time to time, take the following actions, separately or in combination, under the Plan: (i) grant Incentive Stock Options, as defined in Section 422 of the Code, as provided in Sections 6.1 and 6.2; (ii) grant options other than Incentive Stock Options (“Non-Statutory Stock Options”) as provided in Sections 6.1 and 6.3; (iii) grant Stock Awards as provided in Section 7; (iv) grant stock appreciation rights as provided in Section 8; and (v) grant Performance-Based Awards as provided in Section 9. Awards may be made to natural persons who are employees, including employees who are officers or directors, officers, ~~and~~ directors or consultants in the Company’s service or the service of a Covered Entity, as selected by the Board of Directors; provided, however, that only employees of the Company or any parent or subsidiary of the Company (as defined in subsections 424(e) and 424(f) of the Code) are eligible to receive Incentive Stock Options under the Plan. The maximum number of shares that can be issued under the Plan as Incentive Stock Options is ~~6,800,000~~7,800,000 shares. No employee or consultant may be granted options or stock appreciation rights for more than an aggregate of 1,500,000 shares of Common Stock in any fiscal year. The total compensation paid or granted by the Company in any form (including cash and awards under the Plan) to any non-employee director for service as a director for any fiscal year shall not exceed $500,000. For this purpose, awards under the Plan shall be valued at the time of grant based on the grant date fair value as determined by the Company for financial accounting purposes.

     6. Option Grants.

          6.1 General Rules Relating to Options.

          6.1-1 Terms of Grant. The Board of Directors may grant options under the Plan. With respect to each option grant, the Board of Directors shall determine the number of shares subject to the option, the exercise price, the period of the option, the time or times at which the option may be exercised and whether the option is an Incentive Stock Option or a Non-Statutory Stock Option.

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          6.1-2 Exercise of Options. Except as provided in Section 6.1 -4 or as determined by the Board of Directors, no option granted under the Plan may be exercised unless at the time of exercise the optionee is employed by or in the service of the Company and shall have been so employed or provided such service continuously since the date the option was granted. Except as provided in Sections 6.1 -4 and 10, options granted under the Plan may be exercised from time to time over the period stated in each option in amounts and at times prescribed by the Board of Directors, provided that options may not be exercised for fractional shares. Unless otherwise determined by the Board of Directors, if an optionee does not exercise an option in any one year for the full number of shares to which the optionee is entitled in that year, the optionee’s rights shall be cumulative and the optionee may purchase those shares in any subsequent year during the term of the option.

          6.1-3 Nontransferability. Except as provided below, each Incentive Stock Option granted under the Plan by its terms shall be nonassignable and nontransferable by the optionee, either voluntarily or by operation of law, and during the optionee’s lifetime, shall be exercisable only by the optionee. A stock option may be transferred by will or by the laws of descent and distribution of the state or country of the optionee’s domicile at the time of death. A Non-Statutory Stock Option shall also be transferable pursuant to a qualified domestic relations order as defined under the Code or Title I of the Employee Retirement Income Security Act. The Committee may, in its discretion, authorize all or a portion of a Non-Statutory Stock Option granted to an optionee to be on terms which permit transfer by the optionee to (i) the spouse, children or grandchildren of the optionee (“Immediate Family Members”), (ii) a trust or trusts for the exclusive benefit of Immediate Family Members, or (iii) a partnership in which Immediate Family Members are the only partners, provided that (x) there may be no consideration for any transfer, (y) the stock option agreement pursuant to which the options are granted must expressly provide for transferability in a manner consistent with this paragraph, and (z) subsequent transfers of transferred options shall be prohibited except by will or by the laws of descent and distribution. Following any transfer, options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Section 6.1 -5 the term “optionee” shall be deemed to refer to the transferee. The events of termination of employment of Section 6.1 -4, shall continue to be applied with respect to the original optionee, following which the options shall be exercisable by the transferee only to the extent, and for the periods specified, and all other references to employment, termination of employment, life or death of the optionee, shall continue to be applied with respect to the original optionee.

          6.1-4 Termination of Employment or Service.

               6.1-4(a) General Rule. Unless otherwise determined by the Board of Directors, if an optionee’s employment or service with the Company terminates for any reason other than because of total disability or death as provided in Sections 6.1 -4(b) and (c), his or her option may be exercised at any time before the expiration date of the option or the expiration of 30 days after the date of termination, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option at the date of termination.

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                6.1-4(b) Termination Because of Total Disability. Unless otherwise determined by the Board of Directors, in the event of the termination of employment or service because of total disability, the option may be exercised at any time prior to the expiration date of the option or the expiration of 12 months after the date of termination, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option at the date of termination. The term “total disability” means a mental or physical impairment which is expected to result in death or which has lasted or is expected to last for a continuous period of 12 months or more and which causes the optionee to be unable, in the opinion of the Company, to perform his or her duties as an employee, director or officer of the Company. Total disability shall be deemed to have occurred on the first day after the Company has made a determination of total disability.

                6.1-4(c)Termination Because of Death. Unless otherwise determined by the Board of Directors, in the event of the death of an optionee while employed by or providing service to the Company or a subsidiary, the option may be exercised at any time prior to the expiration date of the option or the expiration of 12 months after the date of death, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option at the date of death and only by the person or persons to whom such optionee’s rights under the option shall pass by the optionee’s will or by the laws of descent and distribution of the state or country of domicile at the time of death.

                6.1-4(d)Amendment of Exercise Period Applicable to Termination. The Board of Directors may at any time extend the 30-day and 12-month exercise periods any length of time not longer than the original expiration date of the option. The Board of Directors may at any time increase the portion of an option that is exercisable, subject to terms and conditions determined by the Board of Directors.

                6.1-4(e)Failure to Exercise Option. To the extent that the option of any deceased optionee or any optionee whose employment or service terminates is not exercised within the applicable period, all further rights to purchase shares pursuant to the option shall terminate.

                6.1-4(f)Leave of Absence. Absence on leave approved by the Employer or on account of illness or disability shall not be deemed a termination or interruption of employment or service. Unless otherwise determined by the Board of Directors, vesting of options shall continue during a medical, family or military leave of absence, whether paid or unpaid, and vesting of options shall be suspended during any other unpaid leave of absence.

           6.1-5 Purchase of Shares.

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               6.1-5(a) Notice of Exercise. Unless the Board of Directors determines otherwise, shares may be acquired pursuant to an option granted under the Plan only upon the Company’s receipt of written notice from the optionee of the optionee’s binding commitment to purchase shares, specifying the number of shares the optionee desires to purchase under the option and the date on which the optionee agrees to complete the transaction, and, if required to comply with the Securities Act of 1933, containing a representation that it is the optionee’s intention to acquire the shares for investment and not with a view to distribution.

               6.1-5(b) Payment. Unless the Board of Directors determines otherwise, on or before the date specified for completion of the purchase of shares pursuant to an option exercise, the optionee must pay the Company the full purchase price of those shares in cash or by check or, with the consent of the Board of Directors, in whole or in part, in Common Stock of the Company valued at fair market value and other forms of consideration. With the consent of the Board of Directors, an optionee may pay the exercise price, in whole or in part, by instructing the Company to withhold from the shares to be issued upon exercise shares of Common Stock valued at fair market value. The fair market value of Common Stock of the Company provided or withheld in payment of the purchase price shall be the closing price of the Common Stock of the Company as reported on Nasdaq or such other reported value of the Common Stock of the Company as shall be specified by the Board of Directors, on the date the option is exercised, or if such date is not a trading day, then on the immediately preceding trading day.

               6.1-5(c) Tax Withholding. Each optionee who has exercised an option shall, immediately upon notification of the amount due, if any, pay to the Company in cash or by check amounts necessary to satisfy any federal, state and local tax withholding requirements. If additional withholding is or becomes required (as a result of exercise of an option or as a result of disposition of shares acquired pursuant to exercise of an option) beyond any amount deposited before delivery of the certificates, the optionee shall pay the additional withholding amount, in cash or by check, to the Company on demand. If the optionee fails to pay the amount demanded, the Company or the Employer may withhold that amount from other amounts payable to the optionee, including salary, subject to applicable law. With the consent of the Board of Directors, an optionee may satisfy this obligation, in whole or in part, by instructing the Company to withhold some of the shares to be issued upon exercise or by delivering to the Company other shares of Common Stock. The fair market value of Common Stock of the Company withheld or delivered to satisfy withholding obligation shall be the closing price of the Common Stock of the Company as reported on Nasdaq or such other reported value of the Common Stock of the Company as shall be specified by the Board of Directors, on the date the option is exercised, or if such date is not a trading day, then on the immediately preceding trading day.

               6.1-5(d) Reduction of Reserved Shares. Upon the exercise of an option, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued upon exercise of the option plus any shares withheld in payment of the exercise price or to satisfy withholding requirements.

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               6.1-6 No Repricing. Except for actions approved by the shareholders of the Company or adjustments made pursuant to Section 10, the option price for an outstanding option granted under the Plan may not be decreased after the date of grant nor may the Company grant a new option or pay any cash or other consideration (including another award under the Plan) in exchange for any outstanding option granted under the Plan at a time when the option price of the outstanding option exceeds the fair market value of the Shares covered by the option.

          6.2 Incentive Stock Options. Incentive Stock Options shall be subject to the following additional terms and conditions:

               6.2-1 Limitation on Amount of Grants. If the aggregate fair market value of stock, determined as of the date the option is granted, for which Incentive Stock Options granted under this Plan (and any other stock incentive plan of the Company or its parent or subsidiary corporations, as defined in subsections 424(e) and 424(f) of the Code) are exercisable for the first time by an employee during any calendar year exceeds $100,000, the portion of the option or options not exceeding $100,000, to the extent of whole shares, will be treated as an Incentive Stock Option and the remaining portion of the option or options will be treated as a Non-Statutory Stock Option. The preceding sentence will be applied by taking options into account in the order in which they were granted. If, under the $100,000 limitation, a portion of an option is treated as an Incentive Stock Option and the remaining portion of the option is treated as a Non-Statutory Stock Option, unless the optionee designates otherwise at the time of exercise, the optionee’s exercise of all or a portion of the option will be treated as the exercise of the Incentive Stock Option portion of the option to the full extent permitted under the $100,000 limitation. If an optionee exercises an option that is treated as in part an Incentive Stock Option and in part a Non-Statutory Stock Option, the Company will designate the portion of the stock acquired pursuant to the exercise of the Incentive Stock Option portion as Incentive Stock Option stock by issuing a separate certificate for that portion of the stock and identifying the certificate as Incentive Stock Option stock in its stock records.

               6.2-2 Limitations on Grants to 10 percent Shareholders. An Incentive Stock Option may be granted under the Plan to an employee possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary (as defined in subsections 424(e) and 424(f) of the Code) only if the option price is at least 110 percent of the fair market value, as described in Section 6.2 -4, of the Common Stock subject to the option on the date it is granted and the option by its terms is not exercisable after the expiration of five years from the date it is granted.

               6.2-3 Duration of Options. Subject to Sections 6.1 -2, 6.1 -4 and 6.2 -2, Incentive Stock Options granted under the Plan shall continue in effect for the period fixed by the Board of Directors, except that by its terms no Incentive Stock Option shall be exercisable after the expiration of 10 years from the date it is granted.

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               6.2-4 Option Price. The option price per share shall be determined by the Board of Directors at the time of grant. Except as provided in Section 6.2 -2, the option price shall not be less than 100 percent of the fair market value of the Common Stock covered by the Incentive Stock Option at the date the option is granted. The fair market value shall be deemed to be the closing price of the Common Stock of the Company as reported on Nasdaq on the date the option is granted, or if there has been no sale on that date, on the last preceding date on which a sale occurred, or such other reported value of the Common Stock of the Company as shall be specified by the Board of Directors.

               6.2-5 Limitation on Time of Grant. No Incentive Stock Option shall be granted on or after the tenth anniversary of the last action by the Board of Directors adopting the Plan or approving an increase in the number of shares available for issuance under the Plan, which action was subsequently approved within 12 months by the shareholders.

               6.2-6 Early Dispositions. If, within two years after an Incentive Stock Option is granted or within 12 months after an Incentive Stock Option is exercised, the optionee sells or otherwise disposes of Common Stock acquired on exercise of the Option, the optionee shall within 30 days of the sale or disposition notify the Company in writing of (i) the date of the sale or disposition, (ii) the amount realized on the sale or disposition and (iii) the nature of the disposition (e.g., sale, gift, etc.).

          6.3 Non-Statutory Stock Options. Non-Statutory Stock Options shall be subject to the following terms and conditions, in addition to those set forth in Section 6.1 above:

               6.3-1 Option Price. The option price for Non-Statutory Stock Options shall be determined by the Board of Directors at the time of grant. The option price shall not be less than 100 percent of the fair market value of the Common Stock covered by the Non-Statutory Stock Options at the date the option is granted. The fair market value shall be deemed to be the closing price of the Common Stock of the Company as reported on Nasdaq on the date the option is granted, or if there has been no sale on that date, on the last preceding date on which a sale occurred, or such other reported value of the Common Stock of the Company as shall be specified by the Board of Directors.

               6.3-2 Duration of Options. Non-Statutory Stock Options granted under the Plan shall continue in effect for the period fixed by the Board of Directors.

     7. Stock Awards. The Board of Directors may issue shares, including restricted stock, or rights to receive shares, including restricted stock units, under the Plan (“Stock Awards”) for any consideration, including services, determined by the Board of Directors. A restricted stock unit represents the right to receive one share of Common Stock subject to satisfaction of the conditions set forth in the applicable award agreement. Stock Awards shall be subject to the terms, conditions and restrictions determined by the Board of Directors and set forth in an award agreement. The terms may include restrictions concerning transferability, repurchase by the Company and forfeiture of the shares issued or awarded, deferral of the date for receipt of any shares and any other terms determined by the Board of Directors. The Company may require any recipient of a Stock Award to pay to the Company in cash or by check upon demand amounts necessary to satisfy any federal, state or local tax withholding requirements. If the recipient fails to pay the amount demanded, the Company or the Employer may withhold that amount from other amounts payable to the purchaser, including salary, subject to applicable law. With the consent of the Board of Directors, a participant may satisfy this obligation, in whole or in part, by instructing the Company to withhold some of the shares to be issued or by delivering to the Company shares of Common Stock. The fair market value of Common Stock of the Company withheld to satisfy withholding obligations shall be the closing price of the Common Stock of the Company as reported on Nasdaq or such other reported value of the Common Stock of the Company as shall be specified by the Board of Directors, on the date the shares are withheld, or if such date is not a trading day, then on the immediately preceding trading day. Upon the issuance of shares under a Stock Award after March 1, 2017, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued plus any shares withheld to satisfy tax withholding obligations.

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     8. Stock Appreciation Rights.

          8.1 Grant. Stock appreciation rights may be granted under the Plan by the Board of Directors, subject to such rules, terms, and conditions as the Board of Directors prescribes.

          8.2 Exercise.

               8.2-1 General. Each stock appreciation right shall entitle the holder, upon exercise, to receive from the Company in exchange therefor an amount equal in value to the excess of the fair market value on the date of exercise of one share of Common Stock of the Company over its fair market value on the date of grant or such higher amount as the Board of Directors shall determine (or, in the case of a stock appreciation right granted in connection with an option, the excess of the fair market value of one share of Common Stock of the Company over the exercise price per share under the option to which the stock appreciation right relates), multiplied by the number of shares covered by the stock appreciation right or the option, or portion thereof, that is surrendered. No stock appreciation right shall be exercisable at a time that the amount determined under this subsection is negative. Payment by the Company upon exercise of a stock appreciation right may be made in Common Stock valued at fair market value, in cash, or partly in Common Stock and partly in cash, all as determined by the Board of Directors.

               8.2-2 Time of Exercise. A stock appreciation right shall be exercisable only at the time or times established by the Board of Directors. If a stock appreciation right is granted in connection with an option, the following rules shall apply: (i) the stock appreciation right shall be exercisable only to the extent and on the same conditions that the related option could be exercised; (ii) upon exercise of the stock appreciation right, the option or portion thereof to which the stock appreciation right relates terminates; and (iii) upon exercise of the option, the related stock appreciation right or portion thereof terminates.

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               8.2-3 Conditions. The Board of Directors may impose any conditions upon the exercise of a stock appreciation right or from time to time adopt rules affecting the rights of holders of stock appreciation rights. These rules may govern the right to exercise stock appreciation rights granted prior to adoption or amendment of the rules as well as stock appreciation rights granted thereafter.

               8.2-4 Fair Market Value. For purposes of this Section 8, the fair market value of the Common Stock shall be determined using the methods set forth in Section 6.1 -5(b).

               8.2-5 Fractional Shares. No fractional shares shall be issued upon exercise of a stock appreciation right. In lieu thereof, cash may be paid in an amount equal to the value of the fraction or, if the Board of Directors determines, the number of shares may be rounded downward to the next whole share.

               8.2-6 Nontransferability. Each stock appreciation right granted in connection with an Incentive Stock Option and, unless otherwise determined by the Board of Directors, each other stock appreciation right granted by its terms shall be nonassignable and nontransferable by the holder, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the holder’s domicile at the time of death, and each stock appreciation right by its terms shall be exercisable during the holder’s lifetime only by the holder; provided, however, that a stock appreciation right not granted in connection with an Incentive Stock Option shall also be transferable pursuant to a qualified domestic relations order as defined under the Code or Title I of the Employee Retirement Income Security Act.

               8.2-7 Taxes. Each participant who has exercised a stock appreciation right shall, upon notification of the amount due, pay to the Company in cash amounts necessary to satisfy any federal, state and local tax withholding requirements. If the participant fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the participant including salary, subject to applicable law. With the consent of the Board of Directors a participant may satisfy this obligation, in whole or in part, by having the Company withhold from shares to be issued upon the exercise that number of shares that would satisfy the withholding amount due or by delivering Common Stock to the Company to satisfy the withholding amount. The fair market value of Common Stock of the Company withheld or delivered to satisfy withholding requirements shall be the closing price of the Common Stock of the Company as reported on Nasdaq or such other reported value of the Common Stock of the Company as shall be specified by the Board of Directors, on the date the stock appreciation right is exercised, or if such date is not a trading day, then on the immediately preceding trading day. Upon the exercise of a stock appreciation right for shares, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares covered by the stock appreciation right. Cash payments of stock appreciation rights shall not reduce the number of Shares reserved for issuance under the Plan.

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     9. Performance-Based Awards. The Board of Directors may grant awards intended to qualify as qualified performance-based compensation under Section 162(m) of the Code and the regulations thereunder (“Performance-Based Awards”). Performance-Based Awards shall be denominated at the time of grant either in Common Stock (“Stock Performance Awards”) or in dollar amounts (“Dollar Performance Awards”). Payment under a Stock Performance Award or a Dollar Performance Award shall be made, at the discretion of the Board of Directors, in Common Stock (“Performance Shares”), or in cash or in any combination thereof. Performance-Based Awards shall be subject to the following terms and conditions:

          9.1 Award Period. The Board of Directors shall determine the period of time for which a Performance-Based Award is made (the “Award Period”).

          9.2 Performance Goals and Payment. The Board of Directors shall establish in writing objectives (“Performance Goals”) that must be met by the Company or any subsidiary, division or other unit of the Company (“Business Unit”) during the Award Period as a condition to payment being made under the Performance-Based Award. The Performance Goals for each award shall be one or more targeted levels of performance with respect to one or more of the following objective measures with respect to the Company or any Business Unit: earnings, earnings per share, stock price increase, total shareholder return (stock price increase plus dividends), return on equity, return on assets, return on capital, economic value added, revenues, operating income, inventories, inventory turns, cash flows, earnings before interest and taxes (EBIT), earnings before interest, taxes, depreciation and amortization (EBITDA) or any of the foregoing before the effect of acquisitions, divestitures, accounting changes, and restructuring and special charges (determined according to criteria established by the Board of Directors). The Board of Directors shall also establish the number of Performance Shares or the amount of cash payment to be made under a Performance-Based Award if the Performance Goals are met or exceeded, including the fixing of a maximum payment (subject to Section 9.4) . The Board of Directors may establish other restrictions to payment under a Performance-Based Award, such as a continued employment requirement, in addition to satisfaction of the Performance Goals. Some or all of the Performance Shares may be issued at the time of the award as restricted shares subject to forfeiture in whole or in part if Performance Goals or, if applicable, other restrictions are not satisfied.

          9.3 Computation of Payment. During or after an Award Period, the performance of the Company or Business Unit, as applicable, during the period shall be measured against the Performance Goals. If the Performance Goals are not met, no payment shall be made under a Performance-Based Award. If the Performance Goals are met or exceeded, the Board of Directors shall certify that fact in writing and certify the number of Performance Shares earned or the amount of cash payment to be made under the terms of the Performance-Based Award.

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          9.4 Maximum Awards. No participant may receive in any fiscal year Stock Performance Awards under which the aggregate amount payable under the Awards exceeds the equivalent of 500,000 shares of Common Stock or Dollar Performance Awards under which the aggregate amount payable under the Awards exceeds $5,000,000.

          9.5 Tax Withholding. Each participant who has received Performance Shares shall, upon notification of the amount due, pay to the Company in cash or by check amounts necessary to satisfy any applicable federal, state and local tax withholding requirements. If the participant fails to pay the amount demanded, the Company or the Employer may withhold that amount from other amounts payable to the participant, including salary, subject to applicable law. With the consent of the Board of Directors, a participant may satisfy this obligation, in whole or in part, by instructing the Company to withhold from any shares to be issued or by delivering to the Company other shares of Common Stock.

          9.6 Reduction of Reserved Shares. The payment of a Performance-Based Award in cash shall not reduce the number of shares of Common Stock reserved for issuance under the Plan. Upon the issuance of shares under a Performance-Based Award after March 1, 2017, the number of shares of Common Stock reserved for issuance under the Plan shall be reduced by the number of shares issued plus any shares withheld to satisfy withholding obligations.

     10. Changes in Capital Structure.

          10.1 Stock Splits, Stock Dividends. If the outstanding Common Stock of the Company is hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any stock split, combination of shares, dividend payable in shares, recapitalization or reclassification, appropriate adjustment shall be made in the number and kind of shares available for grants under the Plan and in all other share amounts set forth in the Plan. In addition, appropriate adjustment shall be made in the number and kind of shares subject to Stock Awards as to which shares have not been issued and as to which outstanding options and stock appreciation rights, or portions thereof then unexercised, shall be exercisable, so that the holder’s proportionate interest before and after the occurrence of the event is maintained. Notwithstanding the foregoing, the Board of Directors shall have no obligation to effect any adjustment that would or might result in the issuance of fractional shares, and any fractional shares resulting from any adjustment may be disregarded or provided for in any manner determined by the Board of Directors. Any adjustments made by the Board of Directors pursuant to this Section 10.1 shall be conclusive.

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          10.2 Corporate Transactions. Unless otherwise provided at the time of grant, if during the term of an option, stock appreciation right or restricted stock unit award, there shall occur a merger, consolidation or plan of exchange involving the Company pursuant to which outstanding shares are converted into cash or other stock, securities or property, or a sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, the assets of the Company, then the Board of Directors, may, in its sole discretion, provide that outstanding awards under the Plan shall be treated in accordance with any of the following alternatives:

               10.2-1 The option, stock appreciation right, restricted stock unit award shall be converted into an option, stock appreciation right or restricted stock unit award to acquire stock of the surviving or acquiring corporation in the applicable transaction for a total purchase price equal to the total price applicable to the unexercised portion of the option, stock appreciation right or restricted stock unit award, and with the amount and type of shares subject thereto and exercise price per share thereof to be conclusively determined by the Board of Directors, taking into account the relative values of the companies involved in the applicable transaction and the exchange rate, if any, used in determining shares of the surviving corporation to be held by holders of Shares following the applicable transaction, and disregarding fractional shares;

               10.2-2 The option, stock appreciate right or restricted stock unit shall be cancelled effective immediately prior to the consummation of the transaction, and, in full consideration of the cancellation, pay at such time or at other times as determined by the Board of Directors to the holder thereof an amount in cash, for each share subject to the award, equal to the value, as determined by the Board of Directors, of the award, provided that with respect to any outstanding option such value shall be equal to the excess of (A) the value, as determined by the Board of Directors, of the property (including cash) received by the holder of a share of stock as a result of the transaction over (B) the exercise price of such option; or

               10.2-3 All unissued shares subject to restricted stock unit awards shall be issued immediately prior to the consummation of such transaction, all options and stock appreciation rights will become exercisable for 100 percent of the shares subject to the option or stock appreciation right effective as of the consummation of such transaction, and the Board of Directors shall approve some arrangement by which holders of options and stock appreciation rights shall have a reasonable opportunity to exercise all such options and stock appreciation rights effective as of the consummation of such transaction or otherwise realize the value of these awards, as determined by the Board of Directors. Any option or stock appreciation right that is not exercised in accordance with procedures approved by the Board of Directors shall terminate.

          10.3 Rights Issued by Another Corporation. The Board of Directors may also grant options, stock appreciation rights, Stock Awards and Performance-Based Awards under the Plan with terms, conditions and provisions that vary from those specified in the Plan, provided that any such awards are granted in substitution for, or in connection with the assumption of, existing options, stock appreciation rights, Stock Awards and Performance-Based Awards or other awards granted, awarded or issued by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a merger, combination consolidation, acquisition or similar corporate transaction. In the case of any award under this Section 10.3, shares issued or issuable in connection with the substitute award shall not be counted against the number of shares reserved under the Plan, but shall be governed by the Plan by virtue of the Company’s assumption of the plan or arrangement of the acquired company or business.

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     11. Amendment of the Plan. The Board of Directors may at any time modify or amend the Plan in any respect, except that shareholder approval shall be required to (i) increase the number of shares reserved for the Plan, (ii) increase the maximum number of shares that can be issued as Full Value Awards and (iii) amend Section 6.1 -6 of the Plan. Except as provided in Section 10, no change in an award already granted shall be made without the written consent of the holder of the award if the change would adversely affect the holder.

     12. Approvals. The Company’s obligations under the Plan are subject to the approval of state and federal authorities or agencies with jurisdiction in the matter. The Company will use its best efforts to take steps required by state or federal law or applicable regulations, including rules and regulations of the Securities and Exchange Commission and any stock exchange on which the Company’s shares may be listed, in connection with the grants under the Plan. The foregoing notwithstanding, the Company shall not be obligated to issue or deliver Common Stock under the Plan if issuance or delivery would violate state or federal securities laws.

     13. Employment and Service Rights. Nothing in the Plan or any award pursuant to the Plan shall (i) confer upon any employee any right to be continued in the employment of an Employer or interfere in any way with the Employer’s right to terminate the employee’s employment at will at any time, for any reason, with or without cause, or to decrease the employee’s compensation or benefits, or (ii) confer upon any person engaged by an Employer or the Company any right to be retained or employed by the Employer or the Company or to the continuation, extension, renewal or modification of any compensation, contract or arrangement with or by the Employer or the Company.

     14. Rights as a Shareholder. The recipient of any award under the Plan shall have no rights as a shareholder with respect to any shares of Common Stock until the recipient becomes the holder of record of those shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date occurs before the date the recipient becomes the holder of record.

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SunOpta

SUNOPTA INC.
2233 ARGENTIA ROAD, SUITE 401
MISSISSAUGA, ONTARIO
CANADA L5N 2X7

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 4:00 P.M. EDT on Tuesday, May 28, 2019 (or 4:00 P.M. on the afternoon before, excluding Saturdays, Sundays, and holidays, any adjournment or postponement of the meeting). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 4:00 P.M. EDT on Tuesday, May 28, 2019 (or 4:00 P.M. EDT on the afternoon before, excluding Saturdays, Sundays and holidays, any adjournment or postponement of the meeting). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY FAX - 1-866-623-5305 (FOR CANADIAN SHAREHOLDERS ONLY)
You may send your completed and signed Proxy by facsimile to the number above up until 4:00 P.M. EDT on Tuesday, May 28, 2019 (or 4:00 P.M. EDT on the afternoon before, excluding Saturdays, Sundays and holidays, adjournment or postponement of the meeting).

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 up until Tuesday, May 28, 2019.

The form of proxy should be signed in the exact name that appears on the form of proxy. If the form of proxy is not dated, it will be deemed to bear the date on which it was mailed to the holder. **Proxy will be voted as directed. If no voting preferences are indicated, this form of proxy will be voted as recommended by the Board of Directors. This proxy is solicited by the Board of Directors of SunOpta for use at the Annual and Special Meeting of Shareholders.**

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E75793-P19299

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SUNOPTA INC.

The Board of Directors recommends a vote "FOR" the election of the nominees specified in Proposal 1 below and "FOR" the matters described in Proposals 2 through 5 below.

1. Election of Directors

Nominees:	**For**	**Withhold**
1a. Margaret Shân Atkins	☐	☐
1b. Dr. Albert Bolles	☐	☐
1c. Derek Briffett	☐	☐
1d. Joseph D. Ennen	☐	☐
1e. Michael Detlefsen	☐	☐
1f. R. Dean Hollis	☐	☐
1g. Katrina Houde	☐	☐
1h. Brendan Springstubb	☐	☐

	For	**Against**	**Abstain**
2. Appointment of Ernst & Young LLP	☐	☐	☐
3. Advisory Vote to Approve Named Executive Officer Compensation	☐	☐	☐
4. Vote to Approve Amended 2013 Stock Incentive Plan	☐	☐	☐
5. Vote to Reconfirm Amended and Restated Shareholder Rights Plan	☐	☐	☐

Such other business as may properly come before the meeting or any adjournment thereof.

If you wish to appoint someone other than Robert McKeracher, Vice President and Chief Financial Officer and Jill Barnett, General Counsel and Secretary, as your proxy, please check box here. Please do not check the box unless you want to exercise this option. ☐

Authorized Signature(s) – This section must be completed for your instruction to be executed.
I/We authorize you to act in accordance with my/our instructions set above. I/We hereby revoke any proxy previously given with respect to the Meeting.
If no voting instructions are indicated above, this Proxy will be voted as recommended by the Board of Directors.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual and Special Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

E75794-P19299

SUNOPTA INC.

This proxy is solicited by the Board of Directors of SunOpta Inc. (the "Company") for use at the Annual and Special Meeting of Shareholders of the Company to be held at the offices of the Company at 2233 Argentia Road, Suite 401, Mississauga, Ontario, Canada L5N 2X7, on May 30, 2019 at 3:00 P.M. EDT, or any adjournment thereof (the "Meeting"), in the same manner, to the same extent and with the same powers as if the undersigned were personally present at the Meeting or any adjournment thereof.

You have the right to appoint a different person or company (with appropriate documentation) of your choice, who need not be a shareholder, to attend and act on your behalf at the Meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see below). The common shares represented by this form of proxy may be voted in the discretion of the proxyholder with respect to amendments or variations to the matters identified in the notice of meeting and with respect to other matters that may properly be brought before the Meeting.

If the common shares are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this form of proxy. If you are voting on behalf of a corporation or another individual, documentation evidencing your power to sign this form of proxy with signing capacity stated may be required.

This instrument of proxy will not be valid and not be acted upon or voted unless it is completed as outlined herein and delivered to the attention of Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York, USA 11717, prior to 4:00 P.M., EDT on Tuesday, May 28, 2019 (or 4 P.M. on the afternoon, excluding Saturdays, Sundays and holidays, before any adjournment or postponement of the Meeting at which the proxy is to be used).

Appointment of Proxy:
I/We, being registered shareholder(s) of the Company hereby appoint(s): Robert McKeracher, Vice President and Chief Financial Officer and Jill Barnett, General Counsel and Secretary, or either of them, both officers of the Company;

OR

Print the name of the person you are appointing as your proxy if this person is someone other than Robert McKeracher or Jill Barnett;

as my/our proxy with full power of substitution and to vote in accordance with the following direction (or if no directions have been given, in the discretion of such proxy) and to otherwise act for the undersigned in their discretion on all other matters that may properly come before the Meeting and without limiting the general authorization and power hereby given, the person(s) named above are specifically directed to vote the common shares of the Company registered in the name of the undersigned shareholder as follows:

The Board of Directors recommends a vote "FOR" the election of the nominees specified in Proposal 1 on the reverse side and "FOR" the matters described in Proposals 2 through 5 on the reverse side.

Continued and to be signed on reverse side